SCHEDULE 14A

Joint Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Columbia Funds Series Trust

(Name of Registrant as Specified in its Charter)

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Columbia Funds Series Trust

One Financial Center, Boston, Massachusetts 02111

Columbia California Intermediate Municipal Bond Fund	Columbia Marsico International Opportunities Fund
Columbia Convertible Securities Fund	Columbia Masters International Equity Portfolio
Columbia International Value Fund	Columbia Mid Cap Index Fund
Columbia Large Cap Core Fund	Columbia Mid Cap Value Fund
Columbia Large Cap Enhanced Core Fund	Columbia Multi-Advisor International Equity Fund
Columbia Large Cap Index Fund	Columbia North Carolina Intermediate Municipal Bond Fund
Columbia Large Cap Value Fund	Columbia Overseas Value Fund
Columbia LifeGoal® Balanced Growth Portfolio	Columbia Short Term Bond Fund
Columbia LifeGoal® Growth Portfolio	Columbia Short Term Municipal Bond Fund
Columbia LifeGoal® Income & Growth Portfolio	Columbia Small Cap Index Fund
Columbia LifeGoal® Income Portfolio	Columbia Small Cap Value Fund II
Columbia Marsico 21st Century Fund	Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Marsico Focused Equities Fund	Columbia Virginia Intermediate Municipal Bond Fund
Columbia Marsico Global Fund	Corporate Bond Portfolio
Columbia Marsico Growth Fund	Mortgage- and Asset- Backed Portfolio

(each, a “Fund” and collectively, the “Funds”)

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

This is a brief overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.

On February 15, 2011, a Joint Special Meeting of Shareholders of each Fund and Columbia Funds Series Trust (the “Trust”) as a whole (the “Meeting”) will be held at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111, at 1:00 p.m. (Eastern). You are receiving the Joint Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you own shares of one or more of the Funds and have the right to vote on these important proposals concerning your investment.

Q.	What are the proposals?

A.	Shareholders are being asked to vote on the following proposals:

•	The election of 16 individuals to serve on the Board of Trustees (the “Columbia Nations Board”) of the Trust (Proposal 1);

•

For certain Funds, the approval of an amendment to the Investment Management Services Agreement to increase the investment advisory fee rate payable by those Funds at all or most asset levels or on certain types of assets (Proposal 2); and

•	For Columbia Multi-Advisor International Equity Fund, the approval of a new Subadvisory Agreement with Threadneedle International Limited (Proposal 3).

Q.	Why am I being asked to elect trustees?

A.	On May 1, 2010, Ameriprise Financial, Inc., the parent company of Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC), the Funds’ investment manager

(“Columbia Management”), acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia-branded funds (the “Columbia Fund Complex”), in addition to the funds that were formerly (and in some cases, currently) branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex,” and together with the Columbia Fund Complex, the “Combined Fund Complex”).

Following the Transaction, the boards of directors/trustees of the RiverSource Fund Complex (collectively, the “Columbia RiverSource Boards”) and of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Boards and the Columbia Nations Board to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, they agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a combined board of directors/trustees. In this regard, even though the Columbia Nations Board that oversees each Fund would be larger and cause the portion of the fund complex overseen by it to pay more in trustee compensation in the aggregate, reducing the number of separate boards overseeing a fund complex can lead to operational efficiencies by reducing the number of board meetings, minimizing inconsistencies in governance and oversight matters, and streamlining the resources needed to support board reporting and interaction.

In order to effect the consolidation, the Governance Committee of the Columbia Nations Board, and the full Columbia Nations Board, have nominated the 16 individuals listed in the Joint Proxy Statement for election to the Columbia Nations Board, each to hold office for an indefinite term. Information about each nominee is set forth in the Joint Proxy Statement under Proposal 1.

Q.	For certain Funds, why am I being asked to vote on an amendment to the Investment Management Services Agreement?

A.	Proposal 2 requests your vote on an amendment to the Investment Management Services Agreement (the “IMS Agreement”) between Columbia Management and the Trust, on behalf of the following Funds:

•   Columbia Convertible Securities Fund

•   Columbia Large Cap Core Fund

•   Columbia Large Cap Enhanced Core Fund

•   Columbia Large Cap Value Fund

•   Columbia Mid Cap Value Fund

•   Columbia Multi-Advisor International Equity Fund

•   Columbia Short Term Bond Fund

•   Columbia Short Term Municipal Bond Fund

•   Columbia Small Cap Value Fund II

•   Columbia LifeGoal® Balanced Growth Portfolio

•   Columbia LifeGoal® Growth Portfolio

•   Columbia LifeGoal® Income & Growth Portfolio

•   Columbia LifeGoal® Income Portfolio

(each, a “LifeGoal Portfolio” and collectively, the “LifeGoal Portfolios”)

(each, an “IMS Fee Fund” and collectively, the “IMS Fee Funds”)

The proposed amendment is part of a group of related proposals that, if approved, are designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. The proposed amendment to the IMS Agreement would affect the IMS Fee Funds and the LifeGoal Portfolios in different ways:

(a)	The proposed amendment to the IMS Agreement for each IMS Fee Fund would increase the investment advisory fee rate payable by such IMS Fee Fund to Columbia Management at all or most asset levels.

Each IMS Fee Fund’s operations and the manner in which Columbia Management manages the IMS Fee Fund are not expected to change as a result of this amendment. More specifically, except for the investment advisory fee rates payable by an IMS Fee Fund, the IMS Agreement for such IMS Fee Fund would remain the same in all respects.

(b)	The proposed amendment to the IMS Agreement for each LifeGoal Portfolio would reduce the investment advisory fee rate payable by such LifeGoal Portfolio to Columbia Management on certain types of portfolio assets and increase it on other types of assets. Each LifeGoal Portfolio’s operations and the manner in which Columbia Management manages the LifeGoal Portfolio are not expected to change as a result of this amendment. More specifically, except for the investment advisory fee rates payable by a LifeGoal Portfolio and, for certain LifeGoal Portfolios, the termination of a bundled fee arrangement, the IMS Agreement for such LifeGoal Portfolio would remain the same in all respects.

Q.	For the IMS Fee Funds and, with respect to certain assets, the LifeGoal Portfolios, why should I approve an amendment that would or could increase the investment advisory fee rates payable by my Fund?

A.	The proposed amendment to the IMS Agreement is part of a group of related proposals that are designed to enhance consistency and uniformity across the Combined Fund Complex. These proposals are intended to provide shareholders of the Combined Fund Complex with the potential to realize the full range of benefits resulting from a much larger mutual fund group, including:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Mid Cap Value Fund with those of other actively managed mid-cap funds in the Combined Fund Complex) to promote uniformity of pricing among similar funds;

•

Implementing contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund’s peer group (as determined annually after the initial term by an independent third-party data provider); and

•	Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

The investment advisory fee rates payable by the IMS Fee Funds would increase at all or most asset levels and by the LifeGoal Portfolios would increase with respect to certain types of assets (with current effective advisory fees increasing by up to 0.34% of average daily net assets depending on your IMS Fee Fund or by up to 0.30% of average daily net assets on certain assets depending on your LifeGoal Portfolio), as described in the accompanying Joint Proxy Statement. Even though certain fee rates will increase for certain funds, including the IMS Fee Funds and the LifeGoal Portfolios, the net effect of the larger group of proposals, which for many of the funds comprising the Combined Fund Complex include reductions in administration/administrative fee rates and contractual expense limitations, is expected to be a reduction in the overall fees paid, on a cumulative basis, by the various funds comprising the Combined Fund Complex. Thus, on a cumulative basis, shareholders, many of whom own shares of more than one fund, may pay lower fees overall even if the fee rate of a particular fund is increasing.

Q.	How would the proposed increase in investment advisory fee rates affect my Fund’s expenses?

A.

Although the proposed amendment to the IMS Agreement would result in higher investment advisory fee rates payable by the IMS Fee Funds at all or most asset levels, it would not necessarily result in higher gross expenses for most of those Funds in light of their current asset levels and contemporaneous reductions in other fee rates. In this regard, for all IMS Fee Funds except Columbia Large Cap Enhanced Core Fund, at all or most asset levels, reductions in administration fee rates will fully offset increases in advisory fee rates. Unlike investment advisory fee rates, administration fee rates may be increased in the future without a shareholder vote.

Moreover, the fees actually paid by the IMS Fee Funds and the LifeGoal Portfolios will be limited by contractual expense limitations that will generally cap total annual operating expense ratios at levels that are at or below the median net operating expense ratio of funds in the respective Fund’s peer group. These commitments may mitigate the impact of any investment advisory fee rate increases resulting from the amended fee schedules.

Comparisons of the investment advisory fee rates for each IMS Fee Fund, and, if its effective investment advisory fee rate would increase, gross and net expense ratios, are included in the accompanying Joint Proxy Statement. Comparisons of the investment advisory fee rates and gross and net expense ratios for each LifeGoal Portfolio are also included in the accompanying Joint Proxy Statement. If you do not hold shares of an IMS Fee Fund or LifeGoal Portfolio, the investment advisory fee rates payable by your Fund under the proposed amendment to the IMS Agreement will not increase from the investment advisory fee rates currently payable by your Fund.

Q.	Why is the Columbia Nations Board recommending a vote in favor of the changes to the fee structures of the LifeGoal Portfolios?

A.

For certain of the LifeGoal Portfolios, the proposed amendment also contemplates the termination of a related assumption agreement, which is aimed at “unbundling” their fee arrangements. Specifically, three of the LifeGoal Portfolios (Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio and Columbia LifeGoal® Income & Growth Portfolio) (each, a “Bundled Portfolio” and collectively, the “Bundled Portfolios”) currently have bundled fee arrangements. Under these arrangements, Columbia Management receives an investment advisory fee for providing investment advisory services, and, pursuant to the related assumption agreement, has agreed to bear all other fees and expenses of the Bundled Portfolios except: taxes, brokerage fees and commissions, costs (including interest expenses) of borrowing money, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees. Columbia LifeGoal® Income Portfolio does not currently have a bundled fee arrangement, and the investment advisory fee is payable only on certain assets.

The proposed amendment, which for the Bundled Portfolios also contemplates the termination of the related assumption agreement, would have the effect of: (i) unbundling the fee arrangements for the Bundled Portfolios (i.e., going forward, the Bundled Portfolios would pay fees for administration, custody, transfer agency, legal, audit, etc.) and (ii) changing the investment advisory fee structure so that each LifeGoal Portfolio would pay different investment advisory fee rates depending on the type of assets (i.e., no fee on assets invested in underlying proprietary funds that pay an investment advisory fee to Columbia Management, a stated rate on assets invested in third-party funds and a higher stated rate on assets invested directly in securities).

As further described in the accompanying Joint Proxy Statement, the unbundling of the Bundled Portfolios’ fee arrangements will provide greater clarity as to actual expenses incurred by the Bundled Portfolios and will standardize the fee structures across most LifeGoal Portfolios. Moreover, the cumulative net impact of the proposed amendment and related initiatives is expected to be a reduction in certain LifeGoal Portfolios’ total annual operating expense ratios.

Q.	For Columbia Multi-Advisor International Equity Fund, why am I being asked to approve a proposed Subadvisory Agreement?

A.

Proposal 3 requests your vote on a proposed Subadvisory Agreement with Threadneedle International Limited (“Threadneedle”) for Columbia Multi-Advisor International Equity Fund (the “Proposed Threadneedle Subadvisory Agreement”). Threadneedle is an indirect, wholly owned subsidiary of

Ameriprise Financial, Inc., and currently serves as an investment subadviser for several funds in the Combined Fund Complex. The Proposed Threadneedle Subadvisory Agreement would be between Columbia Management and Threadneedle, under which Threadneedle would be engaged as a subadviser to implement the Threadneedle European equity investment strategy for Columbia Multi-Advisor International Equity Fund.

Q.	How does the Columbia Nations Board recommend that I vote?

A.	The Columbia Nations Board unanimously recommends that shareholders of each Fund vote FOR the election of each nominee. The Columbia Nations Board also unanimously recommends that shareholders of each IMS Fee Fund or LifeGoal Portfolio vote FOR the proposed amendment to the IMS Agreement, and that shareholders of Columbia Multi-Advisor International Equity Fund vote FOR the Proposed Threadneedle Subadvisory Agreement.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. Columbia Management or an affiliated company will bear all of these costs.

Q.	How can I vote?

A.	You can vote in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

•	By internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

•	By mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage-paid envelope.

•

In person at the Meeting scheduled to occur on February 15, 2011 at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111, at 1:00 p.m. (Eastern). If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of more than one Fund or own shares of a Fund in more than one account, you may receive a separate Proxy Card for each such Fund or account, and should vote each Proxy Card received.

Q.	Will I be notified of the results of the vote?

A.	The final voting results will be included in each Fund’s next report to shareholders following the Meeting.

Q.	Whom should I call if I have questions?

A.	If you have questions about any of the proposals described in the Joint Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at (800) 708-7953.

v

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Columbia California Intermediate Municipal Bond Fund	Columbia Marsico International Opportunities Fund
Columbia Convertible Securities Fund	Columbia Masters International Equity Portfolio
Columbia International Value Fund	Columbia Mid Cap Index Fund
Columbia Large Cap Core Fund	Columbia Mid Cap Value Fund
Columbia Large Cap Enhanced Core Fund	Columbia Multi-Advisor International Equity Fund
Columbia Large Cap Index Fund	Columbia North Carolina Intermediate Municipal Bond Fund
Columbia Large Cap Value Fund	Columbia Overseas Value Fund
Columbia LifeGoal® Balanced Growth Portfolio	Columbia Short Term Bond Fund
Columbia LifeGoal® Growth Portfolio	Columbia Short Term Municipal Bond Fund
Columbia LifeGoal® Income & Growth Portfolio	Columbia Small Cap Index Fund
Columbia LifeGoal® Income Portfolio	Columbia Small Cap Value Fund II
Columbia Marsico 21st Century Fund	Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Marsico Focused Equities Fund	Columbia Virginia Intermediate Municipal Bond Fund
Columbia Marsico Global Fund	Corporate Bond Portfolio
Columbia Marsico Growth Fund	Mortgage- and Asset- Backed Portfolio

(each, a “Fund” and collectively, the “Funds”)

To be held on February 15, 2011

A Joint Special Meeting of Shareholders (the “Meeting”) of each Fund and of Columbia Funds Series Trust (the “Trust”), as a whole, will be held at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111 at 1:00 p.m. (Eastern) on February 15, 2011. At the Meeting, shareholders will be asked to:

	Proposal	Funds Covered by Proposal
1.	Elect 16 trustees to the board of trustees of the Trust, each to hold office for an indefinite term.	All Funds
2.	Approve a proposed amendment to the Investment Management Services Agreement between the Trust, on behalf of the Fund, and Columbia Management Investment Advisers, LLC to increase the investment advisory fee rate payable by the Fund at all or most asset levels or on certain types of assets.

Columbia Convertible Securities Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Value Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income & Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Value Fund II

3.	Approve a proposed Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Threadneedle International Limited.	Columbia Multi-Advisor International Equity Fund

Please take some time to read the enclosed Joint Proxy Statement. It discusses these proposals in more detail. If you were a shareholder of a Fund as of the close of business on December 17, 2010, you may vote at the Meeting or at any adjournment of the Meeting on the proposal(s) applicable to your Fund(s). You are welcome to attend the Meeting in person. If you cannot attend in person to cast your vote, please vote by mail, telephone or internet. Just follow the instructions on the enclosed Proxy Card. If you have questions, please call the Funds’ proxy solicitor toll free at (800) 708-7953. It is important that you vote. The Board of Trustees of the Trust unanimously recommends that you vote FOR each nominee and FOR all other proposals in the Joint Proxy Statement.

By order of the Board of Trustees,

Scott R. Plummer, Secretary

December 20, 2010

Columbia Funds Series Trust

One Financial Center, Boston, Massachusetts 02111

Columbia California Intermediate Municipal Bond Fund	Columbia Marsico International Opportunities Fund
Columbia Convertible Securities Fund	Columbia Masters International Equity Portfolio
Columbia International Value Fund	Columbia Mid Cap Index Fund
Columbia Large Cap Core Fund	Columbia Mid Cap Value Fund
Columbia Large Cap Enhanced Core Fund	Columbia Multi-Advisor International Equity Fund
Columbia Large Cap Index Fund	Columbia North Carolina Intermediate Municipal Bond Fund
Columbia Large Cap Value Fund	Columbia Overseas Value Fund
Columbia LifeGoal® Balanced Growth Portfolio	Columbia Short Term Bond Fund
Columbia LifeGoal® Growth Portfolio	Columbia Short Term Municipal Bond Fund
Columbia LifeGoal® Income & Growth Portfolio	Columbia Small Cap Index Fund
Columbia LifeGoal® Income Portfolio	Columbia Small Cap Value Fund II
Columbia Marsico 21st Century Fund	Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Marsico Focused Equities Fund	Columbia Virginia Intermediate Municipal Bond Fund
Columbia Marsico Global Fund	Corporate Bond Portfolio
Columbia Marsico Growth Fund	Mortgage- and Asset- Backed Portfolio

(each, a “Fund” and collectively, the “Funds”)

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on February 15, 2011

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the board of trustees (the “Columbia Nations Board”) of Columbia Funds Series Trust (the “Trust”) relating to a Joint Special Meeting of Shareholders (the “Meeting”) of the Funds and the Trust as a whole to be held at One Financial Center (5th Floor Conference Room A), Boston, Massachusetts, 02111 on February 15, 2011 at 1:00 p.m. (Eastern). It is expected that this Joint Proxy Statement will be mailed to shareholders on or about January 5, 2011.

The purpose of the Meeting is to ask Fund shareholders to:

	Proposal	Funds Covered by Proposal
1.	Elect 16 trustees to the Columbia Nations Board, each to hold office for an indefinite term.	All Funds
2.	Approve a proposed amendment to the Investment Management Services Agreement between the Trust, on behalf of the Fund, and Columbia Management Investment Advisers, LLC to increase the investment advisory fee rate payable by the Fund at all or most asset levels or on certain types of assets.

Columbia Convertible Securities Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Value Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income & Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Value Fund II

3.	Approve a proposed Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Threadneedle International Limited.	Columbia Multi-Advisor International Equity Fund

Columbia International Value Fund (the “Feeder Fund”) is a feeder fund in a master/feeder structure, which means that it invests all or substantially all of its net investable assets in Columbia International Value Master Portfolio (the “Master Portfolio”), a series of Columbia Funds Master Investment Trust, LLC (the “Master Trust”). When actions related to the Master Portfolio are proposed to its interestholders, Feeder Fund shareholder approval of those actions is sought (hereinafter, as the context requires, the terms “Fund” or “Funds” include the Master Portfolio, the term “Trust” includes the Master Trust, and the term “Columbia Nations Board” includes the Board of Trustees of the Master Trust). The interestholders of the Master Trust are being asked to elect the nominees listed in Proposal 1 to the Board of Trustees of the Master Trust. For additional information about the voting mechanics with respect to the Feeder Fund, see “Other Information – Special Note for Shareholders of the Feeder Fund.”

Additional information about the Funds is available in their respective prospectuses, statements of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

GENERAL OVERVIEW

Proposal 1: Elect Trustees

The shareholders of the Funds of the Trust are being asked to elect the 16 individuals identified in Proposal 1 (the “Nominees”) to serve as trustees on the Columbia Nations Board. The Governance Committee of the Columbia Nations Board, and the full Columbia Nations Board, have nominated the Nominees for election to the Columbia Nations Board, each to hold office for an indefinite term. Information about each Nominee is set forth below under Proposal 1.

Proposal 2: Approve Amendment to Investment Management Services Agreement

The shareholders of certain Funds are being asked to approve a proposed amendment to the Investment Management Services Agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Advisers, LLC (“Columbia Management”). The proposed amendment, if approved, is designed to achieve consistent investment management service and fee structures across the Columbia-branded funds (the “Columbia Fund Complex”) and the funds that were formerly (and in some cases, currently) branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex,” and together with the Columbia Fund Complex, the “Combined Fund Complex”). Except for the investment advisory fee rates payable by these Funds, the Investment Management Services Agreement for such Funds would remain the same in all respects. Information about the proposed amendment to the Investment Management Services Agreement is set forth under Proposal 2.

Proposal 3: Approve Proposed Subadvisory Agreement

The shareholders of Columbia Multi-Advisor International Equity Fund are being asked to approve a proposed Subadvisory Agreement between Columbia Management and Threadneedle International Limited (“Threadneedle”), which, if approved, would engage Threadneedle as a subadviser to the Columbia Multi-Advisor International Equity Fund. As a subadviser under the proposed Subadvisory Agreement, Threadneedle would implement the Threadneedle European equity investment strategy for Columbia Multi-Advisor International Equity Fund. Threadneedle is an indirect, wholly owned subsidiary of Ameriprise Financial, Inc., and currently serves as an investment subadviser for several funds in the Combined Fund Complex. Information about the proposed Subadvisory Agreement is set forth under Proposal 3.

Effectiveness of the Proposals

None of the proposals is contingent on the outcome of any other proposal. In addition, approval of Proposal 2 by one IMS Fee Fund or LifeGoal Portfolio (defined below) is not contingent on the approval of Proposal 2 by any other IMS Fee Fund or LifeGoal Portfolio.

PROPOSAL 1 – ELECT TRUSTEES

(All Funds)

On May 1, 2010, Ameriprise Financial, Inc. (“Ameriprise”), the parent company of Columbia Management, the Funds’ investment manager, acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia Fund Complex, in addition to the RiverSource Fund Complex.

Following the Transaction, the boards of directors/trustees of the RiverSource Fund Complex (collectively, the “Columbia RiverSource Boards”) and the boards of trustees of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Boards and the Columbia Nations Board to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, they agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a combined board of directors/trustees. In this regard, even though the Columbia Nations Board that oversees each Fund would be larger and cause the portion of the fund complex overseen by the board to pay more in trustee compensation in the aggregate, reducing the number of separate boards overseeing a fund complex can lead to operational efficiencies by reducing the number of board meetings, minimizing inconsistencies in governance and oversight matters, and streamlining the resources needed to support Board reporting and interaction.

Each Fund is a series of the Trust. In order to effect the consolidation, at a meeting held on September 20, 2010, the Governance Committee of the Columbia Nations Board nominated the Non-Interested Nominees (defined below) to the Columbia Nations Board. In addition, at a meeting held on September 20, 2010, the Columbia Nations Board, including a majority of the trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (each, a “Non-Interested Trustee” and collectively, the “Non-Interested Trustees”), unanimously accepted and endorsed these nominations, nominated the Interested Nominees (defined below) and voted to present each Nominee to shareholders for election as trustees. The Columbia Nations Board currently has no reason to believe that any Nominee will become unavailable for election as a trustee, but if such unavailability should occur before the Meeting, the proxies will be voted for such other individuals as the Governance Committee of the Columbia Nations Board and the full Columbia Nations Board may designate.

The Board elections will be effective in the second quarter of 2011.

A Nominee is deemed to be “non-interested” to the extent the Nominee is not an “interested person,” as that term is defined in the 1940 Act, of the Trust (each, a “Non-Interested Nominee” and collectively, the “Non-Interested Nominees”). The Non-Interested Nominees are: Kathleen Blatz, Edward J. Boudreau, Jr., Pamela G. Carlton, William P. Carmichael, Patricia M. Flynn, William A. Hawkins, R. Glenn Hilliard, Stephen R. Lewis, Jr., John F. Maher, John J. Nagorniak, Catherine James Paglia, Leroy C. Richie, Alison Taunton-Rigby and Minor M. Shaw.

Anthony M. Santomero and William F. Truscott (each, an “Interested Nominee” and together, the “Interested Nominees”) are “interested persons” of the Trust. Although Dr. Santomero is “independent” of Columbia Management and its affiliates, in that he is not a director, officer or employee thereof, Dr. Santomero is an “interested person” of the Trust (an “Interested Trustee”) because he serves as a director of Citigroup, Inc. and Citigroup, N.A., which may engage from time to time in brokerage execution, principal transactions and/or lending relationships with the Funds or other funds or accounts advised/managed by Columbia Management and/or a Fund’s subadviser. William F. Truscott, if elected, would be an “interested person” of the Trust because he serves as Chairman of the Board of Columbia Management (and was previously the President, Chairman of the Board and Chief Investment Officer of Columbia Management from 2001-2010) and as a senior executive of Ameriprise, the parent company of Columbia Management, in which he is also a stockholder.

16 Nominees have been nominated to the Columbia Nations Board. 7 of those Nominees are the 7 trustees currently serving on the Columbia Nations Board. If the Nominees are elected by shareholders, at least 75% of the Columbia Nations Board’s trustees will continue to be Non-Interested Trustees. The Nominees would serve as trustees in accordance with the Declaration of Trust of the Trust. Each trustee would serve for an indefinite term. A trustee’s term may terminate by the election of his or her successor, by the termination or dissolution of the Trust, or by his or her death, resignation, removal, retirement or incapacity. Under the current Columbia Nations Board’s policy a trustee may serve until the next Columbia Nations Board meeting after he or she reaches the mandatory retirement age established by the Columbia Nations Board, or the fifteenth anniversary of the first Columbia Nations Board or Columbia RiverSource Board meeting he or she attended as a trustee.

Information Regarding the Non-Interested Nominees

Background information regarding each of the Non-Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with the Trust	Term of Office and Length of Time Served as a Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Kathleen Blatz c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Trustee	Indefinite term; None	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	194	None

Edward J. Boudreau, Jr. c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 66	Trustee	Indefinite term; Trustee since January 2005	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current	192	BofA Funds Series Trust (11 funds)

Pamela G. Carlton c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Trustee	Indefinite term; None	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	194	None

William P. Carmichael c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 67	Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	192	BofA Funds Series Trust (11 funds); Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (sportswear); McMoRan Exploration Company (oil and gas exploration and development); former Director of Spectrum Brands, Inc. (consumer products); former Director of Simmons Company (bedding)

Name, Address and Age	Position(s) Held or to be Held with the Trust	Term of Office and Length of Time Served as a Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Patricia M. Flynn c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Trustee	Indefinite term; None	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	194	None

William A. Hawkins c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 68	Trustee	Indefinite term; Trustee since January 2005	Managing Director – Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer – California General Bank, N.A., from January 2008 through August 2010	192	BofA Funds Series Trust (11 funds)

R. Glenn Hilliard c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 67	Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman –Conseco, Inc. (insurance), August 2004 through September 2005	192	BofA Funds Series Trust (11 funds); CNO Financial, Inc. (insurance)

Stephen R. Lewis, Jr. c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Trustee	Indefinite term; None	President Emeritus and Professor of Economics, Carleton College	194	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Trustee	Indefinite term; None	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	194	None

John J. Nagorniak c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 66	Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate) 1982 through 2007	192	BofA Funds Series Trust (11 funds); Research Foundation of CFA Institute; Director –MIT Investment Company; Trustee – MIT 401k Plan

Catherine James Paglia c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Trustee	Indefinite term; None	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	194	None

Name, Address and Age	Position(s) Held or to be Held with the Trust	Term of Office and Length of Time Served as a Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Leroy C. Richie c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Trustee	Indefinite term; None	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation (automotive)	194	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 63	Trustee	Indefinite term; Trustee since 2003	President – Micco Corporation (real estate development) and Mickel Investment Group	192	BofA Funds Series Trust (11 funds); Piedmont Natural Gas;

Alison Taunton-Rigby c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Trustee	Indefinite term; None	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	194	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

(1)

If elected to serve on the Columbia Nations Board, each Non-Interested Nominee would oversee 44 funds of the Columbia Fund Complex, and if such Non-Interested Nominee is elected to serve on the Columbia RiverSource Boards, then the Non-Interested Nominee would oversee 148 funds of the RiverSource Fund Complex (except that each Non-Interested Nominee who is not currently a Non-Interested Trustee would also oversee Tri-Continental Corporation and Columbia Seligman Premium Technology Growth Fund, for a total of 150 funds of the RiverSource Fund Complex), for a total of 192 (or 194) funds across the Combined Fund Complex. The number of funds overseen by each Non-Interested Nominee would be reduced substantially if certain board-approved fund reorganizations (or mergers) are approved by shareholders of the selling funds.

Information Regarding the Interested Nominees

Background information regarding each of the Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with the Trust	Term of Office and Length of Time Served as a Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Anthony M. Santomero c/o Columbia Family of Funds One Financial Center, Boston, MA 02111 Age 64	Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006	192	BofA Funds Series Trust (11 funds); Renaissance Reinsurance Ltd.; Penn Mutual Life Insurance Company; Citigroup, Inc.; Citibank, N.A.

William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Trustee and Senior Vice President	Indefinite term; Senior Vice President since May 2010

Chairman of the Board, Columbia

Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President – Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

				194	None

(1)

If elected to serve on the Columbia Nations Board, Dr. Santomero would oversee 44 funds of the Columbia Fund Complex. If Dr. Santomero also is elected to serve on the Columbia RiverSource Boards, then Dr. Santomero would oversee 148 funds of the RiverSource Fund Complex, for a total of 194 funds across the Combined Fund Complex. If elected to serve on the Columbia Nations Board, Mr. Truscott would oversee 44 funds of the Columbia Fund Complex. If Mr. Truscott also is elected to serve on the Columbia RiverSource Boards, then Mr. Truscott would oversee 150 funds of the RiverSource Fund Complex (which includes, in addition to the same 148 funds that would be overseen by Dr. Santomero, Tri-Continental Corporation and Columbia Seligman Premium Technology Growth Fund), for a total of 194 funds across the Combined Fund Complex. The number of funds overseen by each Interested Nominee would be reduced substantially if certain board-approved fund reorganizations (or mergers) are approved by shareholders of the selling funds.

Nominees’ Beneficial Ownership of Shares of Each Fund

Appendix A to this Joint Proxy Statement provides information, as of September 30, 2010, about the beneficial ownership by the Nominees of shares of each Fund.

Status of Current Trustees

Messrs. Boudreau, Carmichael, Hawkins, Hilliard, Nagorniak and Santomero and Ms. Shaw were most recently elected to the Columbia Nations Board by shareholders in 2010. Together, such trustees currently comprise the entire Columbia Nations Board. The Columbia Nations Board met on nineteen occasions during the Trust’s last fiscal year ended December 31, 2009.

Leadership Structure and Risk Oversight

The Columbia Nations Board oversees management of the Trust and the Funds. The Columbia Nations Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Columbia Nations Board currently consists of seven trustees who have extensive and varied experience and skills. Six of the seven trustees are Non-Interested Trustees. Further information about the background and qualifications of each of the Trustees can be found in the sections titled “Information Regarding the Non-Interested Nominees” and “Information Regarding the Interested Nominees” above.

The Columbia Nations Board has appointed William P. Carmichael, a Non-Interested Trustee, to serve in the role of Chairman. The Chairman actively participates in the development of the agendas for Columbia Nations Board meetings, presides at Columbia Nations Board meetings and acts as a liaison with service providers, officers, attorneys, and other trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Columbia Nations Board from time to time. Except for any duties specified herein or pursuant to the Trust’s governing documents, the designation of Chairman does not impose on such Non-Interested Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Columbia Nations Board generally. The Nominees have agreed, if all of the Nominees are elected by the shareholders of the Trust, to appoint Stephen R. Lewis, Jr., a Non-Interested Nominee, as Chairman subsequent to the Meeting.

The Columbia Nations Board has several standing committees (the “Committees”) which are an integral part of the Funds’ overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee, the Contracts Review Committee and the Investment Committee. The roles of each Committee are more fully described in the section titled “Current Committees of the Columbia Nations Board” below.

The Funds have retained Columbia Management as the Funds’ investment manager and administrator. Columbia Management provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Columbia Nations Board is responsible for overseeing Columbia Management and other service providers in the operation of the Trust, including with respect to risk management functions. The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Columbia Management, the Funds’ subadvisers and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of Columbia Management, the Funds’ subadvisers and other service providers has their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Columbia Nations Board’s general oversight of the Funds and the Trust and is addressed as part of various activities of the Columbia Nations Board and Committees. The Columbia Nations Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Columbia Nations Board, directly and through one or more Committees, interacts with and reviews reports from, among others, Columbia Management, the Funds’ subadvisers, the independent registered public accounting firm for the Funds, and internal auditors for Columbia Management or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Columbia Nations Board and the Audit Committee of a Fund also meet periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds and their principal service providers with the U.S. federal securities laws and their internal compliance policies and procedures. The Columbia Nations Board and its Audit Committee have oversight responsibilities with respect to the compliance program of the Funds and certain of its service providers, and also receive periodic and annual reports from the Funds’ Chief Compliance Officer, as required under applicable regulations. The Columbia Nations Board, with the assistance of the Investment Committee, reviews investment policies and risks in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks. In addition, as part of the Columbia Nations Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Columbia Nations Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Non-Interested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Columbia Nations Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Columbia Nations Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among Committees of trustees and the full Columbia Nations Board in a manner that enhances effective oversight. In particular, the Columbia Nations Board believes that having a Non-Interested Trustee serve as the chair of the Columbia Nations Board and of each Committee promotes independence from Columbia Management in developing agendas and conducting meetings. The Columbia Nations Board believes that its Committee structure makes the oversight process more efficient and more effective by allowing smaller groups of trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Columbia Nations Board, including the Committee structure and the manner in which the Columbia Nations Board conducts its risk oversight role, may be changed, at any time and in the discretion of the Columbia Nations Board, including in response to changes in circumstances or the characteristics of the Trust. In this regard, it may be changed in certain respects as the Columbia RiverSource Boards consolidate with the Columbia Nations Board and consider enhancing and reconciling various practices that have historically been different.

Current Committees of the Columbia Nations Board

The Trust has four standing Committees, which are the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

In general, the function of the Audit Committee is oversight of the financial aspects of the Trust and the Funds and approval of and interaction with the Funds’ independent registered public accounting firm. Management (which generally means the appropriate officers of the Trust, and the Funds’ investment manager, administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of the Funds, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee the Funds’ accounting and financial reporting processes and practices, their internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Columbia Nations Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Funds prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the Funds by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by the Funds’ independent registered public accounting firm to the Funds’ investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The members of the Audit Committee are William A. Hawkins (Chair), Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all Non-Interested Trustees. The Audit Committee met on five occasions during the fiscal years ended February 28, 2010 and March 31, 2010.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Columbia Nations Board as to: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and the investment subadvisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard (Chair), William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of Dr. Santomero, an Interested Trustee who is not a director, officer or employee of Columbia Management or any of its affiliates, the Contracts Review Committee members are all Non-Interested Trustees. The Contracts Review Committee met on four occasions during the fiscal years ended February 28, 2010 and March 31, 2010.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Non-Interested Trustees; (ii) overseeing issues of corporate governance for the Trust and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of the Funds’ investment manager or subadviser or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating each Fund’s board of trustees and the Columbia Nations Board and its committee structure as often as the Governance Committee deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw (Chair), William A. Hawkins, R. Glenn Hilliard and William P. Carmichael (ex officio). The Governance Committee members are all Non-Interested Trustees. The Governance Committee met on seven occasions during the fiscal years ended February 28, 2010 and March 31, 2010.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Columbia Nations Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Columbia Nations Board and Columbia Management on investment matters, and by acting on behalf of the Columbia Nations Board with respect to investment issues in extraordinary circumstances when it is impractical to convene a meeting of the full Columbia Nations Board. In carrying out these general responsibilities, the Investment Committee assists the Columbia Nations Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of Columbia Management; investment-related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Investment Committee by the full Columbia Nations Board. The Investment Committee reports its activities to the full Columbia Nations Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Investment Committee may deem necessary or appropriate. The Chairperson of the Investment Committee is Edward J. Boudreau, Jr. Each trustee is a member of the Investment Committee. With the exception of Dr. Santomero, an Interested Trustee who is not a director, officer or employee of Columbia Management or any of its affiliates the Investment Committee members are all Non-Interested Trustees. The Investment Committee met on seven occasions during the fiscal years ended February 28, 2010 and March 31, 2010.

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a trustee other than that each trustee shall be an individual of at least 21 years of age who is not under a legal disability. The charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Governance Committee may take into account in considering trustee candidates. The charter of the Governance Committee is provided in Appendix B. The Governance Committee’s policy with respect to considering trustee candidates recommended by shareholders, and the procedures to be followed by shareholders in submitting such recommendations, are set forth in Section 3 of such charter. The Governance Committee has not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Governance Committee believes are necessary for one or more of the trustees to possess.

The Governance Committee does not have a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. Instead, it follows the process it deems appropriate under the circumstances. Among the attributes or skills common to all trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other trustees, Columbia Management, the Funds’ subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as trustees. Each trustee’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s experience working with the other trustees and management; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a trustee.

Nominee Qualifications

The following is a summary of the particular professional and other experience of each Nominee that was relevant to the nomination of that individual (as of the date of this Joint Proxy Statement):

Kathleen Blatz. Ms. Blatz has been a director/trustee on the Columbia RiverSource Boards since 2006. Ms. Blatz has ten years of judicial experience and substantial other legal and government experience. Ms. Blatz served as an associate justice of the Minnesota Supreme Court from 1996 to 1998 and as Chief Justice of the court from 1998 to 2006. Ms. Blatz served in the Minnesota House of Representatives from 1979 to 1994.

Edward J. Boudreau, Jr. Mr. Boudreau has been a trustee of certain trusts in the Columbia Fund Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

Pamela G. Carlton. Ms. Carlton has been a director/trustee on the Columbia RiverSource Boards since 2007. Ms. Carlton has significant experience in consulting and in investments, having served as a Managing Director in U.S. Equity Research at J.P. Morgan Chase.

William P. Carmichael. Mr. Carmichael has been a trustee of certain trusts in the Columbia Fund Complex since 1999, and has served as Chairman of the Columbia Nations Board and of the boards of the other trusts in the Columbia Fund Complex since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

Patricia M. Flynn. Ms. Flynn has been a director/trustee on the Columbia RiverSource Boards since 2004. Ms. Flynn currently serves as Trustee Professor of Economics and Management of Bentley University, and was the former dean of a graduate school of business.

William A. Hawkins. Mr. Hawkins has been a trustee of certain trusts in the Columbia Fund Complex since 2005. Until recently, he served as the President and Chief Executive Officer of California General Bank, and he has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a trustee of certain trusts in the Columbia Fund Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. Mr. Hilliard has over five years executive level experience in the insurance industry. Mr. Hilliard has served on the board of directors and as non-executive chairman of CNO Financial, Inc. (formerly Conseco, Inc.) for a number of years. Mr. Hilliard is also a licensed attorney.

Stephen R. Lewis, Jr. Mr. Lewis has been the Chairman of the Columbia RiverSource Boards since 2007 and a director/trustee on the Columbia RiverSource Boards since 2002. From 1987 to 2002, Mr. Lewis served as President of Carleton College, after which he continued to serve as President Emeritus and Professor Emeritus of Economics. Mr. Lewis has more than thirty years experience in Asia and Africa, primarily advising governments on economic policy and negotiations of foreign investment and financing agreements. Mr. Lewis is also a director of Valmont Industries, Inc.

John F. Maher. Mr. Maher has been a director/trustee on the Columbia RiverSource Boards since 2008. Mr. Maher has extensive experience in the financial services industry, and was formerly President, Chief Executive Officer and a director of Great Western Financial Corporation.

John J. Nagorniak. Mr. Nagorniak has been a trustee of certain trusts in the Columbia Fund Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a trustee of the Research Foundation of the CFA Institute.

Catherine James Paglia. Ms. Paglia has been a director/trustee on the Columbia RiverSource Boards since 2004. Ms. Paglia has extensive experience in the asset management industry, and currently serves as a director of Enterprise Asset Management, Inc., a private real estate and asset management company.

Leroy C. Richie. Mr. Richie has been a director/trustee on the Columbia RiverSource Boards since 2008. Mr. Richie has over twenty years of legal experience, including, currently, as Counsel at Lewis & Munday, P.C., and formerly served as Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation from 1990 to 1997.

Anthony M. Santomero. Dr. Santomero has been a trustee of certain trusts in the Columbia Fund Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

Minor M. Shaw. Ms. Shaw has served as a trustee of certain trusts in the Columbia Fund Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Alison Taunton-Rigby. Ms. Taunton-Rigby has been a director/trustee on the Columbia RiverSource Boards since 2002. Ms. Taunton-Rigby has been the Chief Executive Officer and a director of RiboNovix, Inc. since 2003. She also formerly served as the President of Aquila Biopharmaceuticals.

William F. Truscott. Mr. Truscott has been a director/trustee on the Columbia RiverSource Boards since 2001. Mr. Truscott has over nine years of experience as President and Chief Investment Officer of Columbia Management, and currently serves as Chairman of the board of Columbia Management. Mr. Truscott is also an executive officer of Ameriprise, the parent company of Columbia Management.

Procedures for Communications to the Columbia Nations Board

Shareholders who want to communicate with the Columbia Nations Board or an individual trustee should send written communications to c/o The Secretary of Columbia Funds Series Trust, One Financial Center, Boston, MA 02111, addressed to the Board of Trustees of the Trust or the individual trustee. The Secretary of the Trust may determine not to forward to the Columbia Nations Board or individual trustees any letter that does not relate to the business of a Fund.

Executive Officers of the Trust and Columbia Management

Information about the executive officers of the Trust and Columbia Management is included in Appendix C to this Joint Proxy Statement.

Remuneration for Trustees and Officers

Information about total trustees’ fees paid by each Fund and the Trust to the Non-Interested Trustees and Interested Trustees is included in Appendix D to this Joint Proxy Statement.

Under the terms of the Columbia Nations Board’s Deferred Compensation Agreement, each eligible trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as trustee for that calendar year. Fees deferred by a trustee are credited to a book reserve account established by the Funds, the value of which is derived from the rate of return of one or more of a subset of the funds in the Combined Fund Complex selected by the trustee (with accruals to such account beginning at such time as a trustee’s elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such trustee under the Deferred Compensation Agreement). Trustees may change their elections only in accordance with the provisions of the Deferred Compensation Agreement.

Distributions from a trustee’s book reserve account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a trustee may qualify to receive such payments. If a deferring trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her book reserve account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Agreement are not funded or secured in any way, and each deferring trustee has the status of an unsecured creditor of the funds overseen by such trustee.

If the Nominees are elected to serve on the board of the Combined Fund Complex, the compensation paid to the directors/trustees of the Combined Fund Complex (except Mr. Truscott, who will receive no compensation from the Funds) is expected to be reconsidered and adjusted to reflect the increase in the number of funds to be overseen by the consolidated Board.

Columbia Management pays all salaries of officers of the Trust, except for the Funds’ Chief Compliance Officer, a portion of whose salary is paid by the Trust.

Required Vote and Recommendation

Election of trustees requires the vote of a plurality of the votes cast at the Meeting by or on behalf of shareholders of the Trust at which a quorum is present or represented by proxy.

THE COLUMBIA NATIONS BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE.

PROPOSAL 2 – APPROVE AMENDMENT TO IMS AGREEMENT

Columbia Convertible Securities Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Value Fund II

(each, an “IMS Fee Fund” and collectively, the “IMS Fee Funds”)

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income & Growth Portfolio

Columbia LifeGoal® Income Portfolio

(each, a “LifeGoal Portfolio” and collectively, the “LifeGoal Portfolios”)

Background

The Columbia Nations Board has unanimously approved an amendment to the Investment Management Services Agreement (the “IMS Agreement”) between Columbia Management and the Trust, on behalf of each of the IMS Fee Funds and the LifeGoal Portfolios. Under the 1940 Act, shareholder approval is required before any Fund can implement the proposed amendment. If shareholders of a Fund do not approve the proposed amendment, such Fund will continue operating pursuant to the IMS Agreement currently in effect.

The proposed amendment is part of a larger group of proposals aimed at further integrating the Combined Fund Complex following the Transaction. The proposed amendment, if approved, is designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Under the proposed amendment, the Funds would continue to be managed by Columbia Management and are expected to receive services that are the same as the services provided under the current IMS Agreement. As further described below, however, the proposed amendment would affect the IMS Fee Funds and LifeGoal Portfolios in different ways:

(a)	The proposed amendment to the IMS Agreement for each IMS Fee Fund would increase the investment advisory fee rate payable by such IMS Fee Fund to Columbia Management at all or certain asset levels (with current effective advisory fees increasing by up to 0.34% of average daily net assets depending on the IMS Fee Fund). Each IMS Fee Fund’s operations and the manner in which Columbia Management manages the IMS Fee Fund are not expected to change as a result of this amendment. More specifically, except for the investment advisory fee rates payable by an IMS Fee Fund, the IMS Agreement for such IMS Fee Fund would remain the same in all respects.

(b)	The proposed amendment to the IMS Agreement for each LifeGoal Portfolio would reduce the investment advisory fee rate payable by such LifeGoal Portfolio to Columbia Management on certain types of portfolio assets and increase it on other types of assets (with current effective advisory fees increasing by up to 0.30% of average daily net assets on certain assets depending on the LifeGoal Portfolio). Each LifeGoal Portfolio’s operations and the manner in which Columbia Management manages the LifeGoal Portfolio are not expected to change as a result of this amendment. More specifically, except for the investment advisory fee rates payable by a LifeGoal Portfolio and, for certain LifeGoal Portfolios, the termination of a bundled fee arrangement, the IMS Agreement for such LifeGoal Portfolio would remain the same in all respects.

In addition, as described in more detail below, the proposed amendment would not necessarily result in higher gross expenses for many of these Funds in light of their current asset levels and contemporaneous reductions in other fee rates.

A description of key terms and provisions of the IMS Agreement follows. Additional details about the effects of the proposed amendment on particular Funds’ fee rates are set forth under “Proposal 2(a) – Changes to

Investment Advisory Fee Rates of the IMS Fee Funds”, “Proposal 2(b) – Changes to the Fee Structures of the Life Goal Portfolios” and “Board Considerations” below. Additional information about Columbia Management is provided in Appendix E.

Description of IMS Agreement

The current IMS Agreement is dated as of May 1, 2010 and was last approved by shareholders of the Funds at joint special meetings of such shareholders that were held on March 3, 2010, as adjourned until March 31, 2010 for certain Funds (Columbia Marsico 21st Century Fund, Columbia Small Cap Value Fund II, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio and Columbia LifeGoal® Income and Growth Portfolio) and until April 26, 2010 for Columbia Global Value Fund. The joint special meetings were held in connection with the Transaction, which resulted in the termination of the Funds’ prior investment advisory agreement with the Funds’ prior investment adviser.

The IMS Agreement generally provides that, subject to oversight by the Columbia Nations Board and the authorized officers of the Trust, Columbia Management agrees to: continuously furnish the Funds with investment advice; decide what securities are to be purchased, held or sold, consistent with the Funds’ respective investment objectives, strategies and policies; perform investment research; prepare and make available to the Columbia Nations Board all research and statistical data in connection therewith; and execute or cause the execution of purchase and sell orders for the Funds. The IMS Agreement adds that Columbia Management will determine which investments to make consistent with the Fund’s investment strategies, recommend changes to investment objectives, strategies and policies to the Columbia Nations Board and furnish to the Board such reports, statistical data and other information relating to the investment management of the relevant Fund in the form and at such intervals that the Columbia Nations Board may reasonably request.

Under the IMS Agreement, Columbia Management, in executing portfolio transactions and selecting brokers or dealers for a Fund, agrees to seek best execution. In selecting broker-dealers to execute transactions, Columbia Management may consider not only the price of the security being traded (including commission or mark-up), but also other relevant facts such as, without limitation, the size and difficulty of the transaction, the characteristics of the security being traded, the broker-dealer’s financial condition and execution capabilities, or research or other information furnished to Columbia Management. The IMS Agreement explicitly contemplates that Columbia Management may, except where otherwise directed by the Columbia Nations Board, execute transactions or pay to a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction, to the extent consistent with applicable law.

The IMS Agreement contemplates the engagement by Columbia Management of subadvisers for the Funds, and provides that Columbia Management may subcontract and pay for certain of the services described under the IMS Agreement, with the understanding that the quality and level of services required to be provided under the agreement will not be diminished thereby and with the further understanding that Columbia Management will obtain the approval of the Columbia Nations Board and/or a Fund’s shareholders as required by applicable law, rules, regulations promulgated thereunder, the terms of the IMS Agreement, resolutions of the Columbia Nations Board and Columbia Management’s commitments.

The IMS Agreement contemplates that Columbia Management will provide support as required or requested by the Columbia Nations Board with respect to voting proxies solicited by or with respect to the issuers of securities owned by a Fund. The IMS Agreement also contemplates that Columbia Management may vote proxies and provide or withhold consents as directed by the Columbia Nations Board from time to time.

The IMS Agreement generally requires that all information provided by a Fund to Columbia Management and vice versa be treated as confidential and non-disclosable to unaffiliated third parties except under limited circumstances. The IMS Agreement generally requires books and records to be maintained by Columbia Management on behalf of a Fund.

Fees

Under the IMS Agreement, each Fund pays a fee that is based on a percentage of the average daily net assets of the Fund. The IMS Agreement provides for such fees to be accrued daily and paid monthly. Columbia Management is solely responsible for compensating any subadviser(s) for performing any of the duties delegated to them.

The aggregate amounts actually paid by each IMS Fee Fund and LifeGoal Portfolio to the prior investment adviser pursuant to the prior investment advisory agreement (which included fee schedules identical to those currently in effect) during such Fund’s last fiscal year, and the amounts that would have been paid if the proposed fee rates had been in effect, are set forth in Appendix F to this Joint Proxy Statement. Information about the current and proposed fee rates for each IMS Fee Fund and LifeGoal Portfolio are set forth below under “Proposal 2(a) – Changes to Investment Advisory Fee Rates of the IMS Fee Funds – Current and Proposed Management Fee Rates” and “Proposal 2(b) – Changes to the Fee Structures of the LifeGoal Portfolios”, respectively. In addition, current and proposed fee tables for each IMS Fee Fund that would experience an increase in its effective investment advisory fee rate and each LifeGoal Portfolio are set forth in Appendix G-1 and Appendix G-2, respectively, to this Joint Proxy Statement. Except for the fee rate changes described in this Proposal 2, there are no proposed fee rate changes that could increase the investment advisory fee rates payable under the IMS Agreement.

As noted below, Columbia Management has agreed to implement contractual expense limitations that will generally cap total annual operating expense ratios at levels that are at or below the median net operating expense ratio of funds in the respective Fund’s peer group (as determined annually after the initial term by an independent third-party data provider), pursuant to a methodology mutually agreed upon by the Columbia Nations Board and Columbia Management. These commitments may mitigate the impact of any investment advisory fee increases. Any contractual expense limitation may be revised or discontinued upon its expiration, unless sooner terminated by the Board in its discretion.

Payment of Expenses

The IMS Agreement requires Columbia Management to furnish at its expense the office space, supplies, equipment, clerical help and other personnel and services required to render its investment management services and to pay the compensation of the trustees or officers of the Trust who are directors, officers, or employees of Columbia Management (except to the extent that the Columbia Nations Board specifically approves the payment by the Fund of all or a portion of such compensation). The IMS Agreement specifically notes that, except to the extent expressly assumed by Columbia Management, and except to the extent required by law to be paid or reimbursed by Columbia Management, Columbia Management will have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.

Limits of Liability

Under the IMS Agreement, and subject to U.S. federal securities laws, neither Columbia Management nor any of its directors, officers, partners, principals, employees or agents will be liable for any acts or omissions or for any loss suffered by a Fund or the Fund’s shareholders or creditors, except for a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties under the IMS Agreement or reckless disregard of its obligations or duties under the IMS Agreement.

Proposal 2(a) – Changes to Investment Advisory Fee Rates of the IMS Fee Funds

The Columbia Nations Board has approved, and recommends that shareholders of such IMS Fee Funds approve, an amendment to the IMS Agreement between Columbia Management and the Trust, on behalf of the IMS Fee Funds, that would increase the investment advisory fee rates payable by each IMS Fee Fund to Columbia Management at all or most asset levels. Except for the investment advisory fee rates payable by an IMS Fee Fund, the IMS Agreement for such IMS Fee Fund would remain the same in all respects.

As indicated above, the proposed amendment to the IMS Agreement is part of a group of related proposals that are designed to enhance consistency and uniformity across the Combined Fund Complex. These proposals are intended to provide shareholders of the Combined Fund Complex with the potential to realize the full range of benefits resulting from a much larger mutual fund group, including:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Mid Cap Value Fund with those of other actively managed mid-cap funds in the Combined Fund Complex) to promote uniformity of pricing among similar funds;

•

Implementing contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund’s peer group (as determined annually after the initial term by an independent third-party data provider); and

•	Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

The investment advisory fee rates payable by the IMS Fee Funds would increase at all or most asset levels (with current effective advisory fees increasing by up to 0.34% of average daily net assets depending on the IMS Fee Fund), as described below. Even though certain fee rates will increase for certain funds, including the IMS Fee Funds, the net effect of the larger group of proposals, which for many of the funds comprising the Combined Fund Complex include reductions in administration/administrative fee rates and contractual expense limitations, is expected to be a reduction in the overall fees paid, on a cumulative basis, by the various funds comprising the Combined Fund Complex. Thus, on a cumulative basis, shareholders, many of whom own shares of more than one fund, may pay lower fees overall even if the fee rate of a particular fund is increasing.

Although the proposed amendment to the IMS Agreement would result in higher investment advisory fee rates payable by the IMS Fee Funds at all or most asset levels, it would not necessarily result in higher gross expenses for most of those Funds in light of their current asset levels and contemporaneous reductions in other fee rates. In this regard, for all IMS Fee Funds except Columbia Large Cap Enhanced Core Fund, at all or most asset levels, reductions in administration fee rates (which do not require shareholder approval but are contingent on shareholder approval of Proposal 2) will fully offset increases in advisory fee rates. Unlike investment advisory fee rates, administration fee rates may be increased in the future without a shareholder vote.

The following chart provides additional information on a fund-by-fund basis about current and proposed investment advisory fee rates and administration fee rates for the IMS Fee Funds and illustrates the impact of the changes to investment advisory fee rates and administration fee rates on a consolidated basis.

Current and Proposed Management Fee Rates

	Current Management Fees							Proposed Management Fees
Fund	Fund Average Daily Net Assets (in millions)	Current Advisory		Current Administration		Total		Fund Average Daily Net Assets (in millions)	Proposed Advisory		Proposed Administration		Total
Columbia Convertible Securities Fund	$0 – $500 $500 – $1,000 $1,000 – $1,500 >$1,500	0.650 0.600 0.550 0.500	% % % %	0.170 0.170 0.170 0.170	% % % %	0.820 0.770 0.720 0.670	% % % %	$0 – $500 $500 – $1,000 $1,000 – $1,500 >$1,500	0.760 0.715 0.670 0.620	% % % %	0.060 0.055 0.050 0.050	% % % %	0.820 0.770 0.720 0.670	% % % %

	Current Management Fees							Proposed Management Fees
Fund	Fund Average Daily Net Assets (in millions)	Current Advisory		Current Administration		Total		Fund Average Daily Net Assets (in millions)	Proposed Advisory		Proposed Administration		Total
Columbia Large Cap Core Fund	$0 – $500 $500 – $1,000 $1,000 – $1,500 $1,500 – $3,000 $3,000 – $6,000 >$6,000	0.600 0.550 0.500 0.450 0.430 0.410	% % % % % %	0.170 0.170 0.170 0.170 0.170 0.170	% % % % % %	0.770 0.720 0.670 0.620 0.600 0.580	% % % % % %	$0 – $500 $500 – $1,000 $1,000 – $1,500 $1,500 – $3,000 $3,000 – $6,000 $6,000 – $12,000 >$12,000	0.710 0.665 0.620 0.570 0.560 0.540 0.540	% % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.030	% % % % % % %	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %
Columbia Large Cap Enhanced Core	$0 – $500 $500 – $1,000 $1,000 – $1,500 $1,500 – $3,000 $3,000 – $6,000 >$6,000	0.350 0.300 0.250 0.200 0.180 0.160	% % % % % %	0.170 0.170 0.170 0.170 0.170 0.170	% % % % % %	0.520 0.470 0.420 0.370 0.350 0.330	% % % % % %	$0 – $500 $500 – $1,000 $1,000 – $1,500 $1,500 – $3,000 $3,000 – $6,000 $6,000 – $12,000 >$12,000	0.690 0.645 0.600 0.550 0.540 0.520 0.520	% % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.030	% % % % % % %	0.750 0.700 0.650 0.600 0.580 0.560 0.550	% % % % % % %
Columbia Large Cap Value Fund	$0 –$500 $500 – $1,000 $1,000 – $1,500 $1,500 – $3,000 $3,000 – $6,000 >$6,000	0.600 0.550 0.500 0.450 0.430 0.410	% % % % % %	0.170 0.170 0.170 0.170 0.170 0.170	% % % % % %	0.770 0.720 0.670 0.620 0.600 0.580	% % % % % %	$0 – $500 $500 – $1,000 $1,000 – $1,500 $1,500 – $3,000 $3,000 – $6,000 $6,000 – $12,000 >$12,000	0.710 0.665 0.620 0.570 0.560 0.540 0.540	% % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.030	% % % % % % %	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %
Columbia Mid Cap Value Fund	$0 – $500 $500 – $1,000 $1,000 – $1,500 >$1,500	0.650 0.600 0.550 0.500	% % % %	0.170 0.170 0.170 0.170	% % % %	0.820 0.770 0.720 0.670	% % % %	$0 – $500 $500 – $1,000 $1,000 – $1,500 $1,500 – $3,000 $3,000 – $12,000 >$12,000	0.760 0.715 0.670 0.620 0.620 0.620	% % % % % %	0.060 0.055 0.050 0.050 0.040 0.030	% % % % % %	0.820 0.770 0.720 0.670 0.660 0.650	% % % % % %
Columbia Multi-Advisor International Equity Fund	$0 – $500 $500 – $1,000 $1,000 – $1,500 $1,500 – $3,000 $3,000 – $6,000 >$6,000	0.700 0.650 0.600 0.550 0.530 0.510	% % % % % %	0.170 0.170 0.170 0.170 0.170 0.170	% % % % % %	0.870 0.820 0.770 0.720 0.700 0.680	% % % % % %	$0 – $500 $500 – $1,000 $1,000 – $1,500 $1,500 – $3,000 $3,000 – $6,000 $6,000 –$12,000 >$12,000	0.790 0.745 0.700 0.650 0.640 0.620 0.620	% % % % % % %	0.080 0.075 0.070 0.070 0.060 0.060 0.050	% % % % % % %	0.870 0.820 0.770 0.720 0.700 0.680 0.670	% % % % % % %
Columbia Short Term Bond Fund	All Assets	0.300%	0.140%	0.440%	$0 – $500

$500 – $1,000

$1,000 – $2,000

$2,000 – $3,000

$3,000 – $6,000

$6,000 – $7,500

$7,500 – $9,000

$9,000 – $10,000

$10,000 – $12,000

$12,000 – $15,000

$15,000 – $20,000

$20,000 – $24,000

$24,000 – $50,000

>$50,000

									0.360 0.360 0.355 0.350 0.345 0.330 0.315 0.310 0.300 0.300 0.290 0.280 0.260 0.240	% % % % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.050 0.050 0.040 0.040 0.040 0.040 0.040	% % % % % % % % % % % % % %	0.430 0.425 0.415 0.410 0.395 0.380 0.365 0.360 0.350 0.340 0.330 0.320 0.300 0.280	% % % % % % % % % % % % % %

	Current Management Fees							Proposed Management Fees
Fund	Fund Average Daily Net Assets (in millions)	Current Advisory		Current Administration		Total		Fund Average Daily Net Assets (in millions)	Proposed Advisory		Proposed Administration		Total
Columbia Short Term Municipal Bond Fund	0 –$500 >$500	0.300 0.250	% %	0.150 0.150	% %	0.450 0.400	% %	$0 – $500

$500 – $1,000

$1,000 –$2,000

$2,000 –$3,000

$3,000 –$6,000

$6,000 –$ 7,500

$7,500 –$9,000

$9,000 –$10,000

$10,000 –$12,000

$12,000 –$15,000

$15,000 –$20,000

$20,000 –$24,000

$24,000 –$50,000

>$50,000

									0.360 0.360 0.355 0.350 0.345 0.330 0.315 0.310 0.300 0.300 0.290 0.280 0.260 0.240	% % % % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.050 0.050 0.040 0.040 0.040 0.040 0.040	% % % % % % % % % % % % % %	0.430 0.425 0.415 0.410 0.395 0.380 0.365 0.360 0.350 0.340 0.330 0.320 0.300 0.280	% % % % % % % % % % % % % %
Columbia Small Cap Value Fund II	$0 – $500 $500 – $1,000 >$1,000	0.700 0.650 0.600	% % %	0.170 0.170 0.170	% % %	0.870 0.820 0.770	% % %	$0 – $500 $500 – $1,000 $1,000 – $3,000 $3,000 –$12,000 >$12,000	0.790 0.745 0.700 0.700 0.700	% % % % %	0.080 0.075 0.070 0.060 0.050	% % % % %	0.870 0.820 0.770 0.760 0.750	% % % % %

The fees shown in the above table do not account for any contractual expense limitation agreements between Columbia Management and the IMS Fee Funds. In this regard, Columbia Management has agreed to implement contractual expense limitations that will generally cap total annual operating expense ratios for each IMS Fee Fund at levels that are at or below the median net expense ratio of funds in the respective IMS Fee Fund’s peer group. These commitments may mitigate the impact of any investment advisory fee changes resulting from the adoption of standardized fee schedules. Appendix G-1 shows current and proposed fee tables for each IMS Fee Fund that would experience an increase in its effective advisory fee rate. While Columbia Management does not currently expect to change its practice of establishing annual contractual expense limitations, as described below, any contractual expense limitation may be revised or discontinued upon its expiration, unless sooner terminated by the Board in its discretion. Also, with respect to Columbia Large Cap Enhanced Core Fund, Columbia Management has agreed to an additional fee waiver arrangement pursuant to which the proposed increase in management fees would be phased in over five years.

Annually, after the initial term, an independent third-party data provider will determine the median net expense ratio of a Fund’s Class A shares peer group, which includes many (but not all) funds with similar strategies as the Fund, as determined by the independent third-party data provider. The independent third-party data provider’s determination will then be used to adjust the contractual expense limitation for Class A shares of such Fund, if necessary. Columbia Management may, from time to time, establish a contractual expense limitation that is lower than the median net expense ratio determined by the independent third-party data provider. Corresponding contractual expense limitations (adjusted to reflect differences in transfer agency and/or distribution and service (Rule 12b-1) fees) will be implemented for other share classes. Actual fees and expenses will vary based upon the size of the Fund and other factors, and may be higher or lower than the amounts shown in Appendix G-1. The expense caps shown in Appendix G-1 reflect peer group median net expense ratios as of early 2010, which are likely to change from year to year but will remain in place until at least June 2012. The amounts that would have been paid to Columbia Management by the IMS Fee Funds during the most recently completed fiscal year under the proposed investment advisory fee rates are set forth in Appendix F.

Columbia Management has informed the Columbia Nations Board that the reductions in administration fee rates shown above are contingent on shareholder approval of the proposed amendment for the particular IMS Fee Fund. If shareholders of an IMS Fee Fund fail to approve the proposed amendment on behalf of such Fund, then

Columbia Management will continue to serve as investment manager to the Fund pursuant to the current IMS Agreement. All terms and conditions of the current IMS Agreement that are currently in effect, including the current investment advisory fee rates, would remain in effect. In addition, for such an IMS Fee Fund, there would be no reduction in administration fee rates.

Proposal 2(b) – Changes to the Fee Structures of the LifeGoal Portfolios

The Columbia Nations Board has approved, and recommends that shareholders of such LifeGoal Portfolios approve, an amendment to the IMS Agreement between Columbia Management and the Trust, on behalf of the LifeGoal Portfolios, that would revise the fee structures of the LifeGoal Portfolios. Except for the investment advisory fee rates payable by the LifeGoal Portfolio and, for certain LifeGoal Portfolios, the termination of the assumption agreement as described below, the IMS Agreement for such LifeGoal Portfolio would remain the same in all respects.

Current Services Provided to, and Fee Structures of, the LifeGoal Portfolios

As indicated above, the proposed amendment is part of a group of related proposals that are designed to enhance consistency and uniformity across the Combined Fund Complex. For certain of the LifeGoal Portfolios, the proposed amendment also contemplates the termination of a related assumption agreement, and is aimed at “unbundling” their fee arrangements. Specifically, three of the LifeGoal Portfolios (Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio and Columbia LifeGoal® Income & Growth Portfolio) (each, a “Bundled Portfolio” and collectively, the “Bundled Portfolios”) currently have bundled fee arrangements. Under these arrangements, Columbia Management receives an investment advisory fee for providing investment management services (0.25% of average daily net assets) and, pursuant to the related assumption agreement, has agreed to bear all other fees and expenses, except taxes, brokerage fees and commissions, costs (including interest expenses) of borrowing money, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees. Columbia LifeGoal® Income Portfolio does not currently have a bundled fee arrangement, and the investment advisory fee for this LifeGoal Portfolio is not payable on assets invested in other underlying Columbia Funds that pay an investment advisory fee and is currently payable only on assets invested in individual securities and two Columbia Funds that do not currently pay investment advisory fees (Mortgage- and Asset-Backed Portfolio and Corporate Bond Portfolio). The investment advisory fee currently payable by Columbia LifeGoal® Income Portfolio on those assets is 0.50%, though Columbia Management has contractually agreed to waive 0.10% of the advisory fees payable on such assets until July 31, 2011.

Proposed Services Provided to, and Fee Structures of, the LifeGoal Portfolios

The proposed amendment, which for the Bundled Portfolios also contemplates the termination of the related assumption agreement, would have the effect of: (i) unbundling the fee arrangements for the Bundled Portfolios (i.e., the Bundled Portfolios would pay separate fees for administration, custody, transfer agency, legal, audit, registration fees, etc.) and (ii) changing the investment advisory fee structure so that each LifeGoal Portfolio would pay different investment advisory fee rates depending on the type of assets (i.e., no fee on assets invested in underlying proprietary funds that pay an investment advisory fee to Columbia Management, a stated rate on assets invested in third-party funds and a higher stated rate on assets invested directly in securities).

More specifically, if the proposed amendment is approved, the Bundled Portfolios would terminate the assumption agreement and change the investment advisory fees payable under the IMS Agreement. By “unbundling” its fee arrangements, the investment advisory fee rates for each of the three Bundled Portfolios would decrease on certain types of assets and increase on other types of assets, and the Bundled Portfolio would begin paying non-advisory expenses (including, but not limited to, administration, custody, transfer agency, legal and audit fees). Unbundling the Bundled Portfolios’ fee arrangements will provide greater clarity as to actual expenses incurred by the Bundled Portfolios. Under the amended IMS Agreement, Columbia Management will continue to provide the same investment management services to the Bundled Portfolios.

The proposed amendment would standardize the investment advisory fee rates paid by most LifeGoal Portfolios. No investment advisory fee would be payable by the LifeGoal Portfolios on underlying proprietary funds that already pay an investment advisory fee to Columbia Management. The LifeGoal Portfolios would pay (a) 0.55% on assets invested in securities (other than third-party advised mutual funds and funds in the Combined Fund Complex that pay an advisory fee), including other funds in the Combined Fund Complex that do not pay an investment advisory fee, exchange-traded funds, derivatives and individual securities (Columbia LifeGoal® Income Portfolio would pay 0.40% on such assets) and (b) 0.10% on assets invested in non-exchange traded, third-party advised mutual funds.

Columbia Management has agreed to implement contractual expense limitations that will generally cap total annual operating expense ratios (subject to the exclusion of investment advisory fees and certain other exclusions, such as taxes, transaction fees or brokerage commissions, fees and expenses associated with investment in other pooled investment vehicles, including exchange traded funds, other affiliated and unaffiliated mutual funds, and other expenses that are deemed extraordinary by the Columbia Nations Board) for each LifeGoal Portfolio at specified amounts for each share class. These commitments may mitigate the impact of any investment advisory fee changes resulting from the adoption of standardized fee schedules. Appendix G-2 shows current and proposed fee tables for each LifeGoal Portfolio. While Columbia Management does not currently expect to change its practice of establishing annual contractual expense limitations, as described below, any contractual expense limitation may be revised or discontinued upon its expiration, unless sooner terminated by the Board in its discretion.

Actual fees and expenses will vary based upon the size of the LifeGoal Portfolio and other factors, and may be higher or lower than the estimates shown in Appendix G-2. The estimated proposed expense caps shown in Appendix G will remain in place until at least July 31, 2012. The amounts that would have been paid to Columbia Management by the LifeGoal Portfolios during the most recently completed fiscal year under the proposed investment advisory fee rates are set forth in Appendix F.

If shareholders of a LifeGoal Portfolio fail to approve the proposed amendment on behalf of such LifeGoal Portfolio, then Columbia Management will continue to serve as investment manager of the LifeGoal Portfolio pursuant to the current IMS Agreement. All terms and conditions of the current IMS Agreement that are currently in effect, including the investment advisory fee rates and, for the Bundled Portfolios, the related assumption agreement, would remain in effect. In addition, for the Bundled Portfolios, the proposed expense limitations would not take effect.

Board Considerations

In September 2010, the Columbia Nations Board unanimously approved the amendment to the IMS Agreement on behalf of the IMS Fee Funds and the LifeGoal Portfolios. Prior to this approval, the Contracts Review Committee and/or the full Columbia Nations Board held numerous meetings and discussions with Columbia Management and reviewed and considered extensive materials in connection with the approval of the changes to the fee rates payable by the IMS Fee Funds and the fee structures of the LifeGoal Portfolios.

Prior to approving the proposed changes to the fee rates payable by the IMS Fee Funds and the fee structures of the LifeGoal Portfolios, the trustees, including the Non-Interested Trustees, were presented with, and requested, received and evaluated, materials about the current IMS Agreement, the proposed changes to the fee rates and fee structures and related matters from Columbia Management. The trustees also reviewed reports prepared by an independent provider of investment company data, which included information comparing the IMS Fee Funds’ and LifeGoal Portfolios’ current fees and expense ratios with a group of comparable funds that were selected by the independent provider. Included in these reports were comparisons of contractual and actual investment advisory fee rates and total operating expenses.

In addition, the trustees considered that the proposed amendment was part of a larger group of proposals, designed to achieve consistent investment management service and fee structures across the Combined Fund

Complex. In this regard, the Columbia Nations Board recognized that many of the funds in the Combined Fund Complex were organized at different times by many different sponsors, and as a result, their fees and expenses did not reflect a common overall design.

The Columbia Nations Board and its Contract Review Committee also reviewed and considered information that they had previously received, addressing the services Columbia Management provides and fund performance, among other things, in connection with their most recent consideration and approval of the IMS Agreement. The trustees also consulted with the Non-Interested Trustees’ independent legal counsel, who advised on applicable legal standards, and otherwise assisted the trustees in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the trustees leading up to and during the September 20, 2010 meetings, the Columbia Nations Board, on behalf of its respective Funds, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of the amendment to the IMS Agreement.

In making its decision to approve the proposed amendment to the IMS Agreement for each IMS Fee Fund and each LifeGoal Portfolio, the Columbia Nations Board considered factors bearing on the nature, extent and quality of the services provided to such Fund, and the costs for those services, with a view toward reaching a business judgment as to whether the proposed amendment to the IMS Agreement is, under the circumstances, in the best interest of such Fund and the Fund’s shareholders. The factors that the trustees of the Columbia Nations Board considered included, principally, the following:

•	The expected benefits of continuing to retain Columbia Management as the Funds’ investment manager;

•	The nature, extent and quality of investment management services provided by Columbia Management to each Fund;

•

The recent evaluation of the historical performance of Columbia Management in managing the Funds, recognizing that no assurances can be given that a Fund would achieve any level of performance in the future;

•	The recent evaluation of each Fund’s potential to realize economies of scale through operations of Columbia Management;

•	The indirect benefits, such as from soft dollar arrangements, that Columbia Management has obtained and will continue to obtain, from managing the Funds;

•	The expected benefits to shareholders of further integrating the Columbia RiverSource Fund Complex by:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category to promote uniformity of pricing among similar funds;

•

Implementing contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund’s peer group (as determined annually after the initial term by an independent third-party data provider); and

•	Correlating investment advisory and administration/administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

In making its decision to approve the amendment to the IMS Agreement that included the increase of the investment advisory fee rates payable by each of the IMS Fee Funds at all or most asset levels, the factors that the trustees of the Columbia Nations Board considered and the conclusions that they reached included, principally, the following:

•

The impact of the proposed changes in investment advisory fee rates on the gross and net expense ratios of each IMS Fee Fund, including the contemporaneous reduction in the rates payable by each IMS Fee Fund under its administration services agreement contingent on shareholder approval of the amendment to the IMS Agreement, and the willingness of Columbia Management to contractually agree to limit total operating expenses for such IMS Fee Fund for a certain period of time;

•

Current and projected profits to Columbia Management from providing investment management and other services to the IMS Fee Funds, both under the current investment advisory fee rates and the proposed investment advisory fee rates; and

•	That the proposed investment advisory fee rates are designed to be competitive and to fairly compensate Columbia Management for services performed for the IMS Fee Funds.

In making its decision to approved the amendment to the IMS Agreement that would change the fee structures of each LifeGoal Portfolio, and which contemplates, for the Bundled Portfolios, the termination of the related assumption agreement, the factors that the trustees considered and the conclusions that they reached included, principally, the following:

•	That unbundling of the fees payable by the Bundled Portfolios would improve the clarity of the services provided to, and the expenses incurred and paid by, the Bundled Portfolios;

•

The impact of the proposed changes in fee structures on the gross and net expense ratios of each LifeGoal Portfolio, including the termination of the assumption agreement of each Bundled Portfolio and the payment by each Bundled Portfolio of other fees and expenses, and the willingness of Columbia Management to contractually agree to limit total operating expenses for each LifeGoal Portfolio for a certain period of time;

•	The elimination of the investment advisory fee for any assets invested in underlying proprietary funds that pay a management fee to Columbia Management;

•	Current and projected profits to Columbia Management, both under the current fee structures and the proposed fee structures of the LifeGoal Portfolios; and

•	That the fee structures are designed to be competitive and to fairly compensate Columbia Management for services performed for the LifeGoal Portfolios.

Nature, Extent and Quality of Services

The trustees considered the nature, extent and quality of services provided to the IMS Fee Funds and the LifeGoal Portfolios by Columbia Management under the IMS Agreement, and the resources dedicated to the IMS Fee Funds and the LifeGoal Portfolios by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management’s personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the IMS Fee Funds and the Life Goal Portfolios and the quality of Columbia Management’s investment research capabilities and the other resources that it devotes to each IMS Fee Fund and LifeGoal Portfolio. For each IMS Fee Fund and LifeGoal Portfolio, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. The trustees also considered that the nature, extent and quality of services proposed to be provided under the amended IMS Agreement were not expected to change. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each

IMS Fee Fund and LifeGoal Portfolio under the amended IMS Agreement supported the approval of the amended IMS Agreement.

Investment Performance

The trustees reviewed information about the performance of each IMS Fee Fund and LifeGoal Portfolio over various time periods, including information prepared by an independent third-party data provider that compared the performance of each IMS Fee Fund and LifeGoal Portfolio to the performance of those Funds’ peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party’s methodology for identifying each Fund’s peer group for purposes of performance and expense comparisons. In the case of each IMS Fee Fund and LifeGoal Portfolio whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the amendment to the IMS Fee Fund’s or LifeGoal Portfolio’s IMS Agreement. Those factors varied from Fund to Fund, but included one or more of the following: (i) that the IMS Fee Fund’s or LifeGoal Portfolio’s relative performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the IMS Fee Fund’s or LifeGoal Portfolio’s investment strategy and policies and that the IMS Fee Fund or LifeGoal Portfolio was performing within a reasonable range of expectations, given those investment decisions, market conditions and the IMS Fee Fund’s or LifeGoal Portfolio’s investment strategy; (iii) that the IMS Fee Fund’s or LifeGoal Portfolio’s performance was competitive when compared to other performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was considering steps designed to help improve the IMS Fee Fund’s or LifeGoal Portfolio’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions regarding the proposed amendment to the IMS Agreement, that the performance of each IMS Fee Fund or LifeGoal Portfolio and Columbia Management was sufficient to warrant the approval of the amendment to the IMS Agreement pertaining to that Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the proposed amendment to the IMS Agreement would increase the contractual investment advisory fee rates payable by each IMS Fee Fund at all or certain assets levels and by each LifeGoal Portfolio on certain types of portfolio assets, and would be otherwise identical to each IMS Fee Fund’s and LifeGoal Portfolio’s current IMS Agreement. In addition, the trustees considered that, with the proposed fee reductions under the administration services agreement, the combined contractual fee rates under the IMS Agreement and the proposed administration services agreement would be lower than the current combined contractual fee rates under those agreements, at most asset levels, for all of the IMS Fee Funds except Columbia Large Cap Enhanced Core Fund. For the Columbia Large Cap Enhanced Core Fund, the trustees considered Columbia Management’s proposal to implement a contractual expense limitation that would mitigate the effect of such Fund’s investment advisory fee rate increase by gradually phasing in the increase over a five-year period.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the investment advisory fee rates under the amended IMS Agreement and anticipated total expenses of each IMS Fee Fund and LifeGoal Portfolio supported the approval of the amendment to the IMS Agreement.

Costs of Services Provided and Profitability

The trustees considered information about the investment advisory fee rates charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each IMS Fee Fund’s or LifeGoal Portfolio’s proposed advisory fee rates, the trustees also took into account the demands, complexity and quality of the investment management of the IMS Fee Fund and LifeGoal Portfolio.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the IMS Fee Funds and LifeGoal Portfolios. The trustees reviewed information provided by management as to the current and projected profitability to Columbia Management and its affiliates of their relationships with each IMS Fee Fund and LifeGoal Portfolio, and information about the allocation of expenses used to calculate profitability.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fee rates, and the related profitability to Columbia Management and its affiliates of their relationships with the IMS Fee Fund or LifeGoal Portfolio, supported the approval of the amendment to the IMS Agreement.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each IMS Fee Fund or LifeGoal Portfolio, to groups of related funds and to Columbia Management’s investment advisory clients as a whole, and the extent to which those economies of scale would be shared with the IMS Fee Funds and LifeGoal Portfolios through breakpoints in the proposed investment advisory fee rates or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the IMS Fee Funds were expected to benefit from breakpoints and/or expense limitation arrangements and that all of the LifeGoal Portfolios were expected to benefit from expense limitation arrangements.

In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the IMS Fee Funds and LifeGoal Portfolios, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain IMS Fee Funds and LifeGoal Portfolios. After reviewing these and related factors, the trustees determined, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the IMS Fee Funds and LifeGoal Portfolios supported the approval of the amendment to the IMS Agreement.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the IMS Fee Funds and LifeGoal Portfolios, such as the provision by Columbia Management of administration services to the IMS Fee Funds and LifeGoal Portfolios and the provision by Columbia Management’s affiliates of distribution and transfer agency services to the IMS Fee Funds and LifeGoal Portfolios, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent expenses payable by the affected Funds decrease, and the expenses of such Funds were subject to a contractual limit or cap, Columbia Management may pay less in expense reimbursements. The trustees considered that the IMS Fee Funds’ and LifeGoal Portfolios’ distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the IMS Fee Funds and LifeGoal Portfolios and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the IMS Fee Funds and LifeGoal Portfolios, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the IMS Fee Funds and LifeGoal Portfolios.

The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the IMS Fee Funds’ and LifeGoal Portfolios’ securities transactions, and reviewed information about Columbia Management’s practices with respect to allocating portfolio brokerage and the use of “soft” commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management’s profitability would be somewhat lower without these benefits.

In their deliberations, the trustees of the Columbia Nations Board did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each IMS Fee Fund and LifeGoal Portfolio.

Based on the foregoing, the trustees concluded that the proposed investment advisory fee rates for each IMS Fee Fund and the proposed fee structures for each LifeGoal Portfolio are acceptable and competitive, including when compared to similar funds in the industry. Accordingly, the Columbia Nations Board unanimously approved the amendment to the IMS Agreement with respect to the IMS Fee Funds and the LifeGoal Portfolios and unanimously recommends that shareholders of such Funds vote “FOR” the approval of Proposal 2.

Required Vote and Recommendation

For each IMS Fee Fund and LifeGoal Portfolio, approval of the amendment to the IMS Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of an IMS Fee Fund or LifeGoal Portfolio vote together as a single class on Proposal 2. Each Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 2.

THE COLUMBIA NATIONS BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE IMS AGREEMENT.

PROPOSAL 3 – APPROVE A PROPOSED SUBADVISORY AGREEMENT

Columbia Multi-Advisor International Equity Fund

(for purposes of this Proposal 3, the “Fund”)

Background

The Columbia Nations Board has unanimously approved a new Subadvisory Agreement (the “Proposed Threadneedle Subadvisory Agreement”) between Columbia Management and Threadneedle International Limited (“Threadneedle”), under which Threadneedle would serve as a subadviser to the Fund, and unanimously recommends that shareholders of the Fund approve the Proposed Threadneedle Subadvisory Agreement.

Threadneedle is a direct subsidiary of Threadneedle Asset Management Holdings Limited and an indirect, wholly-owned subsidiary of Ameriprise. Threadneedle and Threadneedle Asset Management Holdings Limited are located at 60 St Mary Axe, London EC3A 8JQ, United Kingdom, and Ameriprise is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Marsico Capital Management, LLC (“Marsico”) currently serves as the sole subadviser to the Fund. If the Proposed Threadneedle Subadvisory Agreement is approved by the requisite shareholder vote, then Marsico and Threadneedle would both be subadvisers to the Fund and each would manage a portion of the Fund’s assets. Columbia Management would retain the responsibility to determine the portion of the Fund’s assets to be managed by Threadneedle, the portion to be managed by Marsico, and the portion to be managed by Columbia Management directly.

Description of Proposed Threadneedle Subadvisory Agreement

Under the Proposed Threadneedle Subadvisory Agreement, Threadneedle will manage the portion of the Fund’s assets that is allocated to it from time to time by Columbia Management. More specifically, Threadneedle will determine the investments and securities that will be purchased, retained or sold with respect to the portion allocated to it.

Under the Proposed Threadneedle Subadvisory Agreement, with respect to the portion of the Fund’s assets allocated to Threadneedle, it may place orders with or through persons, brokers, dealers or futures commission merchants as it selects. Such orders must be consistent with the brokerage policy set forth in the Fund’s Prospectus and Statement of Additional Information or approved by the Columbia Nations Board. In addition, the Proposed Threadneedle Subadvisory Agreement explicitly contemplates that Threadneedle may, to the extent permitted by law and consistent with its obligation to seek best execution, execute transactions or pay to a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.

In addition, the Proposed Threadneedle Subadvisory Agreement generally requires that all information provided to it by Columbia Management or the Fund will be treated as confidential and that Threadneedle will comply with Columbia Management’s policy concerning the disclosure of portfolio holdings information. The Proposed Threadneedle Subadvisory Agreement also requires that Threadneedle maintain certain books, records and reports for the portion of the Fund’s assets allocated to it.

Fees

Under the Proposed Threadneedle Subadvisory Agreement, Columbia Management will pay a subadvisory fee to Threadneedle that is based on a percentage of the daily net assets of the Fund allocated to it as follows: 0.35% on the first $150 million of assets; 0.30% on the next $500 million of assets; 0.25% on the next $500 million of assets; and 0.20% on assets thereafter. For information on advisory fees payable by the Fund to Columbia Management for its advisory services, please refer to Proposal 2 in this Proxy Statement.

Limits of Liability

Under the Proposed Threadneedle Subadvisory Agreement, and subject to U.S. federal securities laws, neither Threadneedle nor any of its officers, partners or employees will be liable for any loss suffered by the Fund or the Trust’s officers, trustees or shareholders, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties, under the Proposed Threadneedle Subadvisory Agreement.

Other Items

Under the Proposed Threadneedle Subadvisory Agreement, Columbia Management will oversee and review Threadneedle’s performance, and Threadneedle will have no responsibility for any non-core investment advisory activities, including pricing, fund accounting services, or the offer or sale, redemption or exchange of shares in the Fund. The Proposed Threadneedle Subadvisory Agreement also requires that Threadneedle obtain the prior written consent of the Fund (and if required by law, the Fund’s shareholders), and Columbia Management before assigning any of its functions. The Proposed Threadneedle Subadvisory Agreement will be governed by the laws of the State of Minnesota.

Proposal

The Columbia Nations Board unanimously approved and recommends that shareholders of the Fund vote for the Proposed Threadneedle Subadvisory Agreement between Columbia Management and Threadneedle. A description of certain of the specific factors considered by the Board in approving the Proposed Threadneedle Subadvisory Agreement follows.

Board Considerations

At its November 3-4, 2010 meeting (the “November Meeting”), the Columbia Nations Board unanimously approved the Proposed Threadneedle Subadvisory Agreement between Columbia Management and Threadneedle.

Prior to approving the Proposed Threadneedle Subadvisory Agreement, the trustees of the Columbia Nations Board, including the Non-Interested Trustees, were presented with, and requested, received and evaluated, materials about the Proposed Threadneedle Subadvisory Agreement, including information about the Threadneedle European equity investment strategy and related matters. The trustees also reviewed reports prepared by an independent provider of investment company data, which included information comparing the performance of the Columbia European Equity Fund (formerly Threadneedle European Equity Fund), a fund used to demonstrate the Threadneedle European equity investment strategy, against the Fund’s benchmark index. In addition, the trustees also consulted with the Non-Interested Trustees’ independent legal counsel, who advised on applicable legal standards, and otherwise assisted the trustees in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the trustees leading up to and during the November Meeting, the Columbia Nations Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Proposed Threadneedle Subadvisory Agreement.

In making its decision to approve the Proposed Threadneedle Subadvisory Agreement, the Columbia Nations Board considered factors bearing on the nature, extent and quality of the services proposed to be provided to the Fund, and the estimated costs for those services, with a view toward reaching a business judgment as to whether the Proposed Threadneedle Subadvisory Agreement is, under the circumstances, in the best interest of the Fund and the Fund’s shareholders. The factors that the trustees of the Columbia Nations Board considered included, principally, the following:

•	The qualifications of Threadneedle as an investment subadviser, including that Threadneedle subadvises numerous funds in the Combined Fund Complex;

•	Columbia Management’s previous experience overseeing and coordinating investment advisory services with Threadneedle;

•

The bottom-up investment strategies that Threadneedle would implement as a subadviser to the Fund, including that these strategies would be the same or similar to those it uses as the subadviser to the Columbia European Equity Fund;

•	The terms and conditions of the Proposed Threadneedle Subadvisory Agreement;

•	An assessment of Threadneedle’s Code of Ethics Policy and Compliance Programs by the Fund’s Chief Compliance Officer; and

•	That the proposed investment subadvisory fee rates are designed to be competitive and to fairly compensate Threadneedle for bona fide services performed with respect to the Fund.

In its deliberations, the Columbia Nations Board did not identify any single factor that was paramount or controlling and individual trustees may have attributed different weights to various factors. Certain factors considered by the Columbia Nations Board and the conclusions that they, in their business judgment, reached are discussed in more detail below.

Nature, Extent and Quality of Services

The Columbia Nations Board received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Fund by Threadneedle under the Proposed Threadneedle Subadvisory Agreement. The Columbia Nations Board reviewed and analyzed these materials, which included, among other things, information about the background of management professionals at the subadviser, as well as the investment strategies that Threadneedle would utilize as a subadviser to the Fund. Specifically, the Columbia Nations Board was advised that the investment strategies that Threadneedle would utilize are expected to be the same or similar to those that it uses as a subadviser to the Columbia European Equity Fund, which consist of:

•	Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives;

•	Conducting detailed research on companies in a consistent strategic and macroeconomic framework;

•	Looking for catalysts of change and identifying the factors driving markets, which vary over economic and market cycles;

•	Maintaining a portfolio of 50 to 70 stocks in the portion of the Fund’s assets managed by Threadneedle;

•	Focusing on investment decisions at both a sector and individual company level; and

•

Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics in the portion of the Fund’s assets managed by Threadneedle are consistent with established portfolio management parameters.

In addition, the Board considered that Threadneedle would be one of two subadvisers to the Fund. Currently, the Fund is split evenly into two “sleeves,” and approximately 50% of the Fund’s assets is managed by Columbia Management’s International Equity Team, while the other 50% of the Fund’s assets is managed by the Fund’s current subadviser, Marsico. Columbia Management proposes to expand the number of sleeves for the Fund, manage certain sleeves directly, and allocate a portion of the remaining assets of the Fund to each of Marsico and Threadneedle to manage as a subadviser. The initial sleeves and target percentages would be based on current market conditions, but Columbia Management would have discretion to change the number of sleeves or the proportion of assets managed directly by it or allocated to each subadviser based upon future market conditions or other considerations.

Based on the foregoing and other information considered relevant, the Columbia Nations Board concluded that, overall, it was satisfied with the assurances from Threadneedle as to the expected nature, extent and quality of services expected to be provided to the Fund under the Proposed Threadneedle Subadvisory Agreement.

Fund Performance

Because the Threadneedle European equity investment strategy will be deployed by Threadneedle in managing the portion of the Fund’s assets allocated to it, the Columbia Nations Board noted that the Columbia European Equity Fund, which Threadneedle also subadvises utilizing this strategy, outperformed its benchmark index, the Morgan Stanley Capital International Europe USD Index, for the one-, three-, five- and ten-year time periods. The Columbia Nations Board also noted the relatively high ranking of the Columbia European Equity Fund’s performance as compared to the performance of its peer group over several time periods, including since the current portfolio manager assumed responsibility for the Fund. The Columbia Nations Board also received and reviewed information showing how the Fund would have performed in prior periods if a portion of the Fund’s assets, based on the initial percentages expected to be allocated to it, to Columbia and to Marsico, had been managed by Threadneedle in the same manner as the Columbia European Equity Fund.

Subadvisory Fee Rates

The Columbia Nations Board also considered the fees payable to Threadneedle for investment management services. As noted above, under the Proposed Threadneedle Subadvisory Agreement, Columbia Management will pay a subadvisory fee to Threadneedle that is based on a percentage of the daily net assets of the Fund allocated to it as follows: 0.35% on the first $150 million of assets; 0.30% on the next $500 million of assets; 0.25% on the next $500 million of assets; and 0.20% on assets thereafter. The Columbia Nations Board considered that the investment advisory fee rate payable by the Fund to Columbia Management would not change, and that the subadvisory fees payable to Threadneedle would be paid by Columbia Management out of the investment advisory fees received by the Fund.

The Columbia Nations Board noted that the investment subadvisory fee rates to be paid to Threadneedle under the Proposed Threadneedle Subadvisory Agreement would be comparable to or less than the subadvisory fee rates paid to Marsico for managing the portion of the Fund’s assets allocated to it and would be the same as the investment subadvisory fee rates paid to Threadneedle as subadviser to certain other funds in the Combined Fund Complex, including Columbia European Equity Fund.

Profitability

The Board did not consider separate profitability information with respect to Threadneedle, as its profitability from its relationship with the Fund was not a material factor in determining whether to approve the Proposed Threadneedle Subadvisory Agreement. The Columbia Nations Board, having recently reviewed information about the financial condition of Ameriprise, was satisfied that Threadneedle, as a subsidiary of Ameriprise, has adequate resources to perform the services required under the Proposed Threadneedle Subadvisory Agreement.

Economies of Scale

The Columbia Nations Board noted that the investment subadvisory fee rates payable by Columbia Management under the Proposed Threadneedle Subadvisory Agreement contain breakpoints that reduce the fee rate on assets above specified levels, and that the investment advisory fee rates payable to Columbia Management by the Fund under the IMS Agreement also contain breakpoints. The Columbia Nations Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Board’s understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to Threadneedle

The Columbia Nations Board also received and considered information regarding certain expected “fall-out” or ancillary benefits to be received by Threadneedle as a result of its relationship with the Fund.

After an evaluation of the factors described above and based on its deliberations and analysis of the information provided and alternatives considered, the Columbia Nations Board, including the Non-Interested Trustees, concluded that approval of the Proposed Threadneedle Subadvisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board unanimously approved the Proposed Threadneedle Subadvisory Agreement and recommends that shareholders of the Fund vote FOR the approval of the Proposed Threadneedle Subadvisory Agreement.

Required Vote and Recommendation

Approval of the Proposed Threadneedle Subadvisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of the Fund vote together as a single class on Proposal 3.

THE COLUMBIA NATIONS BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED THREADNEEDLE SUBADVISORY AGREEMENT.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast, as applicable, (i) FOR the election of the 16 Nominees to serve as trustees on the Columbia Nations Board (Proposal 1); (ii) FOR the approval of the proposed amendment to the IMS Agreement between the Trust, on behalf of the IMS Fee Funds and the LifeGoal Portfolios, and Columbia Management, which provides for an increase in the investment advisory fee rate payable by each of the IMS Fee Funds or certain changes to the fee structure of the LifeGoal Portfolios (Proposal 2); and (iii) FOR the approval of the proposed Threadneedle Subadvisory Agreement. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or both proposals in the event that a quorum is not obtained and/or sufficient votes in favor of either proposal are not received. Not all proposals affect each Fund, and shareholders of a Fund will only be entitled to cast votes and authorize proxies on those proposals affecting the Fund in which they are shareholders. Neither proposal is contingent on the other. In addition, approval of Proposal 2 by one IMS Fee Fund or LifeGoal Portfolio is not contingent on the approval of Proposal 2 by any other IMS Fee Fund or LifeGoal Portfolio.

Revocation of Proxies

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to Computershare Fund Services at (800) 708-7953, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call (800) 708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

Thirty-three and one-third percent (33.3%) of the shares of a Fund or the Trust as a whole entitled to vote, present in person or by proxy, constitutes a quorum of such Fund or the Trust as a whole, respectively. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. A quorum of shareholders of the Trust is required to take action on the election of the 16 Nominees to the Columbia Nations Board (Proposal 1). Separately, a quorum of shareholders of each IMS Fee Fund and each LifeGoal Portfolio is required to take action on the amendment to the IMS Agreement with respect to such IMS Fee Fund or LifeGoal Portfolio (Proposal 2), and a quorum of shareholders of Columbia Multi-Advisor International Equity Fund is required to take action on the proposed Threadneedle Subadvisory Agreement (Proposal 3).

In the event that a quorum of shareholders of a Fund or of the Trust is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of any proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned with respect to one or more Funds or the Trust and/or with respect to one or more proposals by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of each Fund at the close of business on December 17, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each

Fund held on the Record Date is listed in Appendix H. Shareholders of each Fund are entitled to one vote for each share and a proportionate fractional vote for each fractional share outstanding on the Record Date.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

The election of trustees to the Columbia Nations Board (Proposal 1) requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust. A “plurality of votes cast” means that a Nominee is elected if he or she receives the highest number of affirmative votes cast, whether or not such votes constitute a majority, up to the maximum number of trustees to be elected at the Meeting, which is 16. All shares of the Trust vote together as a single class on Proposal 1.

For each IMS Fee Fund and each LifeGoal Portfolio, approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the IMS Fee Fund or LifeGoal Portfolio, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of an IMS Fee Fund or LifeGoal Portfolio vote together as a single class on Proposal 2, and each IMS Fee Fund’s and each LifeGoal Portfolio’s shareholders vote separately from shareholders of other IMS Fee Funds or LifeGoal Portfolios on Proposal 2.

For Columbia Multi-Advisor International Equity Fund, approval of Proposal 3 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of the Fund vote together as a single class on Proposal 3.

Effect of Abstentions and Broker Non-Votes

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast, however, an abstention or broker non-vote will be counted for purposes of attaining a quorum. With respect to Proposal 1, abstentions and broker non-votes will have no effect on the outcome of the vote. Abstentions and broker non-votes will have the same effect as a vote against Proposal 2 and Proposal 3 in respect of each Fund entitled to vote thereon.

Annual Meetings and Shareholder Proposals

The Trust does not regularly hold annual meetings of shareholders but may from time to time schedule special meetings. The Trust last called a shareholder meeting to elect trustees and approve the current IMS Agreement in March of this year. The Governance Committee of the Columbia Nations Board typically will consider trustee candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to the Funds (Attention: Secretary). To be timely for consideration by the Governance Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. Otherwise, such submission shall be subject to the timeline requirements set forth below for submission of other shareholder proposals.

Any submission should include, at a minimum, the following information as to each individual proposed for election as a trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual would or would not qualify as a Non-Interested Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules and regulations promulgated thereunder (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a trustee (if elected)). See “Proposal 1 – Current Committees of the Columbia Nations Board” for more information.

Shareholder submissions will be considered for inclusion in a proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Columbia Nations Board has set a meeting date for the shareholder meeting at which the election of trustees is to be considered. It is not anticipated that there will be another meeting to elect trustees before February 2016. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of U.S. federal securities laws. Shareholders may submit proposals in writing to c/o The Secretary of Columbia Funds Series Trust, One Financial Center, Boston, Massachusetts 02111-2621.

OTHER INFORMATION

Current Service Providers

Columbia Management, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment manager and administrator to the Funds. Columbia Management Investment Distributors, Inc., also located at One Financial Center, Boston, Massachusetts 02111, serves as the principal underwriter of the Funds. Please see Appendix I for information regarding the aggregate amount of commissions paid by each Fund to any affiliated brokers during its most recent fiscal year.

Special Note for Shareholders of the Feeder Fund

The Feeder Fund, Columbia International Value Fund, is a feeder fund in a master/feeder structure, meaning that it invests all or substantially all of its net investable assets in the Master Portfolio. One other feeder fund also owns interests in the Master Portfolio.

The interestholders of the Master Trust also are being asked to elect the 16 Nominees to the Master Trust Board. As an interestholder in the Master Portfolio, the Feeder Fund is “passing-through” this trustee election vote to Feeder Fund shareholders via this proxy solicitation, and will vote its interests in the Master Portfolio in the same proportion as shares of Feeder Fund shareholders for which it receives proper instructions. In this manner, shareholders of the Feeder Fund also will indirectly consider and vote on Proposal 1 with respect to the Master Trust. The trustee election proposal (Proposal 1) requires the affirmative vote of a majority of the interestholders of the Master Trust present at the Meeting.

As is noted above, in order to avoid confusion in terms throughout this Joint Proxy Statement, the terms “Fund” or “Funds” include the Master Portfolio, the term “Trust” includes the Master Trust, and the term “Columbia Nations Board” includes the Board of the Master Trust.

Other Matters to Come Before the Meeting

Columbia Management does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Principal Shareholders

Appendix J to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of November 30, 2010. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund. The Nominees (which includes the current trustees) and officers of the Trust, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of November 30, 2010.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Management or an affiliated company and not by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trust, Columbia Management and Columbia Management Investment Distributors, Inc. The Funds have engaged Computershare Fund Services to assist in soliciting at an estimated cost of approximately $590,592.69, which will be paid by Columbia Management or an affiliated company. The agreement with Computershare provides for indemnification of Computershare in certain circumstances and requires Computershare to keep certain information confidential.

Joint Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by writing to the appropriate Fund at the following address: Computershare Fund Services, c/o Operation Department, 280 Oser Ave., Hauppauge, NY 11788, or by calling Computershare Fund Services toll free at (800) 708-7953.

Shareholder Reports

The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and, if available, its most recent semiannual report subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Scott R. Plummer

Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

APPENDIX A

Share Ownership of Nominees

As of September 30, 2010, the Nominees and officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The tables below show, for each Nominee, the amount of shares of each Fund beneficially owned by the Nominee. They also show the aggregate value of all investments in shares of the Combined Fund Complex overseen or to be overseen by the Nominees, including notional amounts through the Deferred Compensation Agreement. Ownership information is presented in the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Non-Interested Nominee Ownership as of September 30, 2010

Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins
Columbia California Intermediate Municipal Bond Fund	A	A	A	A	A	A
Columbia Convertible Securities Fund	A	A	A	A	A	A
Columbia International Value Fund	A	A	A	E	A	A
Columbia Large Cap Core Fund	A	B	A	A	A	A
Columbia Large Cap Enhanced Core Fund	A	B	A	A	A	A
Columbia Large Cap Index Fund	A	A	A	A	A	A
Columbia Large Cap Value Fund	A	B	A	A	A	A
Columbia LifeGoal® Balanced Growth Portfolio	A	A	A	A	A	A
Columbia LifeGoal® Growth Portfolio	A	A	A	A	A	A
Columbia LifeGoal® Income and Growth Portfolio	A	A	A	A	A	A
Columbia LifeGoal® Income Portfolio	A	A	A	A	A	A
Columbia Marsico 21st Century Fund	A	A	A	A	A	A
Columbia Marsico Focused Equities Fund	A	B	A	D	A	A
Columbia Marsico Global Fund	A	A	A	A	A	A
Columbia Marsico Growth Fund	A	A	A	C	A	A
Columbia Marsico International Opportunities Fund	A	A	A	A	A	A
Columbia Masters International Equity Portfolio	A	A	A	A	A	A
Columbia Mid Cap Index Fund	A	A	A	A	A	A
Columbia Mid Cap Value Fund	A	A	A	A	A	A
Columbia Multi-Advisor International Equity Fund	A	A	A	A	A	A
Columbia North Carolina Intermediate Municipal Bond Fund	A	A	A	A	A	A
Columbia Overseas Value Fund	A	A	A	A	A	A
Columbia Short Term Bond Fund	A	E	A	A	A	A
Columbia Short Term Municipal Bond Fund	A	A	A	A	A	A
Columbia Small Cap Index Fund	A	A	A	A	A	A
Columbia Small Cap Value Fund II	A	B	A	A	A	A
Columbia South Carolina Intermediate Municipal Bond Fund	A	A	A	A	A	A
Columbia Virginia Intermediate Municipal Bond Fund	A	A	A	A	A	A
Corporate Bond Portfolio	A	A	A	A	A	A
Mortgage- and Asset-Backed Portfolio	A	A	A	A	A	A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee (including notional amounts held through the Deferred Compensation Agreement)	E	E*	E*	E*	E*	C*

*	Total includes deferred compensation invested in share equivalents

Fund	R. Glenn Hilliard	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie
Columbia California Intermediate Municipal Bond Fund	A	A	A	A	A	A
Columbia Convertible Securities Fund	A	A	A	A	A	A
Columbia International Value Fund	A	A	A	A	A	A
Columbia Large Cap Core Fund	A	A	A	A	A	A
Columbia Large Cap Enhanced Core Fund	A	A	A	A	A	A
Columbia Large Cap Index Fund	A	A	A	A	A	A
Columbia Large Cap Value Fund	A	A	A	A	A	A
Columbia LifeGoal® Balanced Growth Portfolio	A	A	A	A	A	A
Columbia LifeGoal® Growth Portfolio	A	A	A	A	A	A
Columbia LifeGoal® Income and Growth Portfolio	A	A	A	A	A	A
Columbia LifeGoal® Income Portfolio	A	A	A	A	A	A
Columbia Marsico 21st Century Fund	A	A	A	A	A	A
Columbia Marsico Focused Equities Fund	A	A	A	A	A	A
Columbia Marsico Global Fund	A	A	A	A	A	A
Columbia Marsico Growth Fund	A	A	A	A	A	A
Columbia Marsico International Opportunities Fund	A	A	A	A	A	A
Columbia Masters International Equity Portfolio	A	A	A	A	A	A
Columbia Mid Cap Index Fund	A	A	A	A	A	A
Columbia Mid Cap Value Fund	A	A	A	A	A	A
Columbia Multi-Advisor International Equity Fund	A	A	A	A	A	A
Columbia North Carolina Intermediate Municipal Bond Fund	A	A	A	A	A	A
Columbia Overseas Value Fund	A	A	A	A	A	A
Columbia Short Term Bond Fund	A	A	A	A	A	A
Columbia Short Term Municipal Bond Fund	A	A	A	A	A	A
Columbia Small Cap Index Fund	A	A	A	A	A	A
Columbia Small Cap Value Fund II	A	A	A	A	A	A
Columbia South Carolina Intermediate Municipal Bond Fund	A	A	A	A	A	A
Columbia Virginia Intermediate Municipal Bond Fund	A	A	A	A	A	A
Corporate Bond Portfolio	A	A	A	A	A	A
Mortgage- and Asset-Backed Portfolio	A	A	A	A	A	A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee (including notional amounts held through the Deferred Compensation Agreement)	E*	E*	E*	E*	E*	E

*	Total includes deferred compensation invested in share equivalents.

Fund	Alison Taunton-Rigby	Minor M. Shaw
Columbia California Intermediate Municipal Bond Fund	A	A
Columbia Convertible Securities Fund	A	A
Columbia International Value Fund	A	A
Columbia Large Cap Core Fund	A	A
Columbia Large Cap Enhanced Core Fund	A	A
Columbia Large Cap Index Fund	A	A
Columbia Large Cap Value Fund	A	A
Columbia LifeGoal® Balanced Growth Portfolio	A	A
Columbia LifeGoal® Growth Portfolio	A	A
Columbia LifeGoal® Income and Growth Portfolio	A	A
Columbia LifeGoal® Income Portfolio	A	A
Columbia Marsico 21st Century Fund	A	A
Columbia Marsico Focused Equities Fund	A	A
Columbia Marsico Global Fund	A	A
Columbia Marsico Growth Fund	A	A
Columbia Marsico International Opportunities Fund	A	A
Columbia Masters International Equity Portfolio	A	A
Columbia Mid Cap Index Fund	A	A
Columbia Mid Cap Value Fund	A	A
Columbia Multi-Advisor International Equity Fund	A	A
Columbia North Carolina Intermediate Municipal Bond Fund	A	A
Columbia Overseas Value Fund	A	A
Columbia Short Term Bond Fund	A	A
Columbia Short Term Municipal Bond Fund	A	A
Columbia Small Cap Index Fund	A	A
Columbia Small Cap Value Fund II	A	A
Columbia South Carolina Intermediate Municipal Bond Fund	A	A
Columbia Virginia Intermediate Municipal Bond Fund	A	A
Corporate Bond Portfolio	A	A
Mortgage- and Asset-Backed Portfolio	A	A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee (including notional amounts held through the Deferred Compensation Agreement)	E	E*

*	Total includes deferred compensation invested in share equivalents.

Interested Nominee Ownership as of September 30, 2010

Fund	William F. Truscott	Anthony M. Santomero
Columbia California Intermediate Municipal Bond Fund	A	A
Columbia Convertible Securities Fund	A	A
Columbia International Value Fund	A	A
Columbia Large Cap Core Fund	A	A
Columbia Large Cap Enhanced Core Fund	A	A
Columbia Large Cap Index Fund	A	A
Columbia Large Cap Value Fund	A	A
Columbia LifeGoal® Balanced Growth Portfolio	A	A
Columbia LifeGoal® Growth Portfolio	A	A
Columbia LifeGoal® Income and Growth Portfolio	A	A
Columbia LifeGoal® Income Portfolio	A	A
Columbia Marsico 21st Century Fund	A	A
Columbia Marsico Focused Equities Fund	A	A
Columbia Marsico Global Fund	A	A
Columbia Marsico Growth Fund	A	A
Columbia Marsico International Opportunities Fund	A	A
Columbia Masters International Equity Portfolio	A	A
Columbia Mid Cap Index Fund	A	A
Columbia Mid Cap Value Fund	A	A
Columbia Multi-Advisor International Equity Fund	A	A
Columbia North Carolina Intermediate Municipal Bond Fund	A	A
Columbia Overseas Value Fund	A	A
Columbia Short Term Bond Fund	A	A
Columbia Short Term Municipal Bond Fund	A	A
Columbia Small Cap Index Fund	A	A
Columbia Small Cap Value Fund II	A	A
Columbia South Carolina Intermediate Municipal Bond Fund	A	A
Columbia Virginia Intermediate Municipal Bond Fund	A	A
Corporate Bond Portfolio	A	A
Mortgage- and Asset-Backed Portfolio	A	A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee (including notional amounts held through the Deferred Compensation Agreement)	E	E*

*	Total includes deferred compensation invested in share equivalents.

APPENDIX B

Governance Committee Charter

1.	Membership. The governance committees (each, a “Governance Committee” and collectively, the “Governance Committees”) of the Boards of Trustees (the “Boards”) of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I and Banc of America Funds Trust (each, a “Fund Company” and collectively, the “Fund Companies”) shall be composed entirely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of any Fund Company’s series (each, a “Fund” and collectively, the “Funds”), or any Fund’s investment manager or principal underwriter (the “Independent Trustees”).

Each Board shall designate the members of its Governance Committee and shall either designate the Chairman or approve the method of selecting the Chairman. Each Governance Committee may include advisory members and/or “ex officio” members, who shall be entitled to participate in all meetings but shall not be entitled to vote with respect to matters considered by such Governance Committee. Unless the Chairman of a Fund Company’s Board is designated as a full member of that Board’s Governance Committee, the Chairman of the Board shall be an ex officio member of that Governance Committee.

2.	Purpose. Each Governance Committee has been established to make recommendations to its Board on issues related to the Independent Trustees and the composition and operation of the Board and to assume the duties, responsibilities and functions of the Board’s pre-existing Nominating Committee together with such additional duties, responsibilities and functions as are delegated to it from time to time.

The primary responsibilities of each Governance Committee include:

a.	generally overseeing issues of corporate governance of the Fund Companies;

b.	nominating Independent Trustees;

c.	addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment manager or sub-adviser or any control affiliate thereof (“Unaffiliated Trustees”), including deferred compensation and retirement policies; and

d.	evaluating its Board and the Board’s committee structure as often as the Governance Committee deems necessary or desirable to determine whether each is functioning effectively. Each Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion.

3.	Specific Responsibilities and Powers. Each Governance Committee has the responsibility and power to:

a.	consider, as it deems necessary or appropriate, the candidacy of persons to fill existing or newly created Trustee vacancies, taking into consideration, among other factors that each Governance Committee may determine in its sole judgment, any or all of the following attributes: leadership, independence, interpersonal skills, financial acumen, business experience, industry knowledge and diversity of background or viewpoint. In considering candidates, each Board and its Governance Committee believe that no specific qualification or characteristic is controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess;

b.	periodically assess, as it deems necessary or appropriate, the criteria for selection of potential Independent Trustees;

c.	identify and evaluate Independent Trustee candidates according to the relevant criteria;

d.

consider candidates submitted by shareholders or from other sources as it deems appropriate. Each Governance Committee shall be solely responsible for the selection and recommendation of candidates to its Board. Any recommendation should be submitted to Columbia Funds, c/o Secretary, at the principal address shown on its registration statement. Any submission should include at a minimum the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of board members in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

In the case of any Fund Company holding a meeting of shareholders for the election of Trustees, shareholder submissions will be considered for inclusion in the Fund’s proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Fund Company’s Board has set a meeting date for the shareholder meeting at which the election of Trustees is to be considered. Any such submission must also contain such information as may be required by any relevant rule or regulation;

e.	periodically review and make recommendations to its full Board regarding Unaffiliated Trustee compensation;

f.	initiate, oversee and recommend changes to retirement and deferred compensation plans for its Unaffiliated Trustees;

g.	consider, oversee and implement any evaluation process of its Board, which may include evaluation of the structure, frequency and length of meetings, the structure and composition of the Board and Governance Committee and the general deliberative process of the Board, including information flow;

h.	report its activities to its full Board and to make such recommendations with respect to the matters described above and other matters as the Governance Committee may deem necessary or appropriate;

i.	establish, arrange for and coordinate the participation in, new Trustee orientation and continuing education or information programs for Trustees, as they deem appropriate. Any related costs shall be borne by the Funds; and

j.	evaluate on at least an annual basis the independence of counsel to the Independent Trustees, to make recommendations to the Independent Trustees regarding their determination of such counsel’s status as an “independent legal counsel” under applicable SEC rules, and to address matters relating to such engagement as the Committee deems appropriate.

4.	Procedural Matters.

a.	Each Governance Committee shall meet as often as it deems necessary. Each Governance Committee shall record minutes of meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information to each such Governance Committee as it may consider appropriate.

b.	Each Governance Committee shall conduct an annual self-evaluation of its performance and review this Charter as often as it deems appropriate in order to recommend any changes to its full Board. Each Governance Committee shall have such further responsibilities as are given to it from time to time by the Board. Each Governance Committee shall consult, as often as it deems appropriate, with management and counsel to the Company and to the Independent Trustees as to legal or regulatory developments affecting their responsibilities.

c.

Each Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Funds. Each Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm’s fee and other retention terms.

Adopted: August 24, 2000

Last Amended: February 25, 2009

APPENDIX C

Officer and Director Information

Information regarding (i) the current officers of the Trust, and (ii) the principal executive officer and directors of Columbia Management, is shown below.

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael G. Clarke (Born 1969) Columbia Management One Financial Center Boston, MA 02111	Senior Vice President and Chief Financial Officer (Principal Financial Officer) (2009)	Vice President (2010)	Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

J. Kevin Connaughton (Born 1964) Columbia Management One Financial Center Boston, MA 02111	President (Principal Executive Officer) (2009)	Senior Vice President and General Manager – Mutual Fund Products (2010)	President, RiverSource Funds since 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 – April 2010; Treasurer, Columbia Funds, October 2003 – May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Start Funds, December 2000 – December 2006.

Joseph F. DiMaria (Born 1968) Columbia Management One Financial Center Boston, MA 02111	Treasurer and Chief Accounting Officer (2008)	Vice President, Mutual Fund Administration (2010)	Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968) Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary (2010)	None	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Amy K. Johnson (Born 1965) Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President (2010)	Senior Vice President and Chief Operating Officer (2010)	Vice President, RiverSource Funds, since 2006; Chief Administrative Officer, Columbia Management, 2009 – April 2010 (previously Vice President – Asset Management and Trust Company Services, 2006 – 2009 and Vice President – Operations and Compliance, 2004 – 2006).

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael A. Jones (Born 1959) Columbia Management 100 Federal Street Boston, MA 02110	Senior Vice President (2010)	President and Director (2010)	President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Vice President, RiverSource Funds, since 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Ryan C. Larrenaga (Born 1970) Columbia Management One Financial Center Boston, MA 02111	Assistant Secretary (2005)	None	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Colin Moore (Born 1958) Columbia Management One Financial Center Boston, MA 02111	Senior Vice President (2010)	Director and Chief Investment Officer (2010)	Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970) Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary (2010)	None	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Marybeth Pilat (Born 1968) Columbia Management One Financial Center Boston, MA 02111	Deputy Treasurer (2010)	Vice President, Mutual Fund Administration (2010)	Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President, Secretary and Chief Legal Officer (2010)	Vice President, Assistant Secretary and Chief Legal Officer (2005)	Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Julian Quero (Born 1967) Columbia Management One Financial Center Boston, MA 02111	Deputy Treasurer (2008)	Vice President, Mutual Fund Administration (2010)	Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Kathryn Thompson (Born 1967) Columbia Management One Financial Center Boston, MA 02111	Assistant Treasurer (2006)	Director, Mutual Fund Accounting Oversight and Treasury (2010)	Vice President, Mutual Fund Accounting Oversight of the Previous Adviser from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

William F. Truscott (Born 1960) Columbia Management 53600 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President (2010)	Chairman of the Board (previously President, Chairman of the Board and Chief Investment Officer from 2001 to April 2010) (2001)	Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Stephen T. Welsh (Born 1957) Columbia Management One Financial Center Boston, MA 02111	Vice President (2006)	President and Director (2010)	President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964) Columbia Management One Financial Center Boston, MA 02111	Senior Vice President and Chief Compliance Officer (2007)	Vice President and Chief Compliance Officer (2010)	Vice President, RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

Name and Address	Principal Occupation
Brian J. McGrane Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474	Director, Senior Vice President and Chief Financial Officer of Columbia Management.

Information regarding the names, addresses and principal occupations of the principal executive officer and each director of Threadneedle is shown below.

Name and Address	Principal Occupation
Crispin John Henderson 60 St. Mary Axe St Mary Axe, London EC3A 8JQ United Kingdom	Director and CEO of Threadneedle

Timothy Nicholas Gillbanks 60 St. Mary Axe St Mary Axe, London EC3A 8JQ United Kingdom	Director and Chief Finance Officer of Threadneedle

Philip James William Reed 60 St. Mary Axe St Mary Axe, London EC3A 8JQ United Kingdom	Director, General Counsel and Company Secretary of Threadneedle

John Devine 60 St. Mary Axe St Mary Axe, London EC3A 8JQ United Kingdom	Director and Chief Operating Officer of Threadneedle

APPENDIX D

Trustee Compensation

Total trustees’ fees paid by each Fund and the Trust to the Non-Interested Trustees and Interested Trustees are listed below for each Fund’s last fiscal year. No trustee listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year. All trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Columbia Nations Board or standing Committees, which are not reflected in the amounts shown.

Non-Interested Trustee Compensation from Funds

	Aggregate Compensation from Fund Non-Interested Trustees
Fund	Edward J. Boudreau, Jr.	William P. Carmichael	Minor M. Shaw	R. Glenn Hilliard	William A. Hawkins	John J. Nagorniak
For Funds with fiscal years ending February 28
Columbia Convertible Securities Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia International Value Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Large Cap Core Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Large Cap Enhanced Core Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Large Cap Index Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Large Cap Value Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Marisco 21st Century Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Marisco Focused Equities Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Marisco Global Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Marisco Growth Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Marisco International Opportunities Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Mid Cap Index Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Mid Cap Value Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Multi-Advisor International Equity Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Overseas Value Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Small Cap Index Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Small Cap Value Fund II	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173

For Funds with fiscal years ending March 31
Columbia California Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia LifeGoal® Balanced Growth Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
Columbia LifeGoal® Growth Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
Columbia LifeGoal® Income and Growth Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A

	Aggregate Compensation from Fund Non-Interested Trustees
Fund	Edward J. Boudreau, Jr.	William P. Carmichael	Minor M. Shaw	R. Glenn Hilliard	William A. Hawkins	John J. Nagorniak
Columbia LifeGoal® Income Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Masters International Equity Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia North Carolina Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Short Term Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Short Term Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia South Carolina Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Columbia Virginia Intermediate Municipal Bond Fund	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	$1,571	$0	$2,226	$0	$83	$1,173
Corporate Bond Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
Mortgage- and Asset- Backed Portfolio	$4,608	$5,546	$4,452	$4,530	$4,608	$3,908
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A

Interested Trustee Compensation from the Funds

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero
For Funds with fiscal years ending February 28
Columbia Convertible Securities Fund	$4,139
Amount deferred	$1,931
Columbia International Value Fund	$4,139
Amount deferred	$1,931
Columbia Large Cap Core Fund	$4,139
Amount deferred	$1,931
Columbia Large Cap Enhanced Core Fund	$4,139
Amount deferred	$1,931
Columbia Large Cap Index Fund	$4,139
Amount deferred	$1,931
Columbia Large Cap Value Fund	$4,139
Amount deferred	$1,931
Columbia Marisco 21st Century Fund	$4,139
Amount deferred	$1,931
Columbia Marisco Focused Equities Fund	$4,139
Amount deferred	$1,931
Columbia Marisco Global Fund	$4,139
Amount deferred	$1,931
Columbia Marisco Growth Fund	$4,139
Amount deferred	$1,931
Columbia Marisco International Opportunities Fund	$4,139
Amount deferred	$1,931
Columbia Mid Cap Index Fund	$4,139
Amount deferred	$1,931
Columbia Mid Cap Value Fund	$4,139
Amount deferred	$1,931
Columbia Multi-Advisor International Equity Fund	$4,139
Amount deferred	$1,931

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero
Columbia Overseas Value Fund	$4,139
Amount deferred	$1,931
Columbia Small Cap Index Fund	$4,139
Amount deferred	$1,931
Columbia Small Cap Value Fund II	$4,139
Amount deferred	$1,931

For Funds with fiscal years ending March 31
Columbia California Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931
Columbia LifeGoal® Balanced Growth Portfolio	$4,139
Amount deferred	N/A
Columbia LifeGoal® Growth Portfolio	$4,139
Amount deferred	N/A
Columbia LifeGoal® Income and Growth Portfolio	$4,139
Amount deferred	N/A
Columbia LifeGoal® Income Portfolio	$4,139
Amount deferred	$1,931
Columbia Masters International Equity Portfolio	$4,139
Amount deferred	$1,931
Columbia North Carolina Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931
Columbia Short Term Bond Fund	$4,139
Amount deferred	$1,931
Columbia Short Term Municipal Bond Fund	$4,139
Amount deferred	$1,931
Columbia South Carolina Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931
Columbia Virginia Intermediate Municipal Bond Fund	$4,139
Amount deferred	$1,931
Corporate Bond Portfolio	$4,139
Amount deferred	N/A
Mortgage- and Asset- Backed Portfolio	$4,139
Amount deferred	N/A

Aggregate Non-Interested Nominee Compensation Paid by Columbia Fund Complex for Calendar Year Ended December 31, 2009

Board Member	Total Compensation from the Columbia Fund Complex Paid to Non-Interested Trustees for the Calendar Year Ended December 31, 2009
Edward J. Boudreau, Jr.(1)	$295,000
William P. Carmichael(2)	$357,500
Minor M. Shaw(3)	$287,500
R. Glenn Hilliard(4)	$290,000
William A. Hawkins(5)	$297,500
John J. Nagorniak(6)	$250,000

(1)

During the calendar year ended December 31, 2009, Mr. Boudreau deferred $81,627 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Boudreau’s account under that plan was $254,665.

(2)

During the calendar year ended December 31, 2009, Mr. Carmichael deferred $0 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Carmichael’s account under that plan was $882,465.

(3)

During the calendar year ended December 31, 2009, Ms. Shaw deferred $132,587 of her total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Ms. Shaw’s account under that plan was $544,396.

(4)

During the calendar year ended December 31, 2009, Mr. Hilliard deferred $31,154 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Hilliard’s account under that plan was $482,735.

(5)

During the calendar year ended December 31, 2009, Mr. Hawkins deferred $0 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Hawkins’s account under that plan was $41,981.

(6)

During the calendar year ended December 31, 2009, Mr. Nagorniak deferred $69,170 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Nagorniak’s account under that plan was $145,536.

Aggregate Interested Nominee Compensation Paid by Columbia Fund Complex for Calendar Year Ended December 31, 2009

Board Member	Total Compensation from the Columbia Fund Complex Paid to Interested Trustee for the Calendar Year Ended December 31, 2009
Anthony M. Santomero(1)	$265,000

(1)

During the calendar year ended December 31, 2009, Dr. Santomero deferred $122,207 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Dr. Santomero’s account under that plan was $172,264.

Aggregate Non-Interested Director/Trustee Compensation Paid by the RiverSource Fund Complex for Calendar Year Ended December 31, 2009

The following individuals are Nominees but are not currently trustees of the Trust and, accordingly, have received no compensation from any Fund or from the Trust. They are directors/trustees of the various registrants in the RiverSource Fund Complex and, as such, received compensation from the various registrants in the RiverSource Fund Complex in the amounts shown below.

Board Member	Total Compensation from the RiverSource Fund Complex Paid to Non-Interested Directors/Trustees for the Calendar Year Ended December 31, 2009
Kathleen Blatz	$172,500
Arne H. Carlson	$177,500
Pamela G. Carlton	$160,000
Patricia M. Flynn	$165,000
Anne P. Jones	$172,500
Jeffrey Laikind	$160,000
Stephen R. Lewis, Jr.	$400,000
John F. Maher	$155,000
Catherine James Paglia	$177,500
Leroy C. Richie	$165,000
Alison Taunton-Rigby	$165,000

Aggregate Interested Director/Trustee Compensation Paid by the RiverSource Fund Complex for Calendar Year Ended December 31, 2009

Neither the Funds nor the Trust paid any directors’/trustees’ fees to Mr. Truscott during each Fund’s last fiscal year.

APPENDIX E

More Information on Columbia Management

Comparable Funds for which Columbia Management Serves as Investment Adviser

Columbia Management currently manages certain funds with investment objectives that are similar to those of the IMS Fee Funds and LifeGoal Portfolios. The table below identifies each such fund, its net assets as of November 30, 2010, and Columbia Management’s investment advisory fee rate with respect to that fund. Shareholders of certain of those funds are being asked to approve new investment management services agreements or an amendment to the investment management services agreements that could change the fee rates for such funds. Except for the elimination of a performance incentive adjustment, if any, these fee changes are not reflected in the table below, which show fee rates as of November 30, 2010.

Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund - Advisory Fee Rate
			Assets (Millions)	Fee Rate
Columbia Convertible Securities Fund	None	None	None	None

Columbia Large Cap Core Fund	Columbia Blended Equity Fund	119.5	$0 to $500	0.750%
			$500 to $1,000	0.570%
			$1,000 to $1,500	0.520%
			$1,500 to $3,000	0.470%
			$3,000 to $6,000	0.450%
			>$6,000	0.430%
	Columbia Contrarian Core Fund	641.8	$0 to $500	0.700%
			$500 to $1,000	0.650%
			$1,000 to $1,500	0.600%
			$1,500 to $3,000	0.550%
			$3,000 to $6,000	0.530%
			>$6,000	0.510%
	Columbia Large Core Quantitative Fund	3,777.8	$0 to $1,000	0.600%
	Columbia Large Growth Quantitative Fund	747.8	$1,000 to $2,000	0.575%
	RiverSource VP Dynamic Equity Fund	1,314.7	$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%
	Columbia LifeGoal® Growth Portfolio	370.6	All	0.250%
	Columbia Large Cap Enhanced Core Fund	427.0	$0 to $500	0.350%
			$500 to $1,000	0.300%
			$1,000 to $1,500	0.250%
			$1,500 to $3,000	0.200%
			$3,000 to $6,000	0.180%
			>$6,000	0.160%
	RiverSource Partners Fundamental Value Fund	526.3	$0 to $500	0.730%
	Variable Portfolio Davis New York Venture	1,341.7	$500 to $1,000	0.705%
	Fund		$1,000 to $2,000	0.680%
			$2,000 to $3,000	0.655%
			$3,000 to $6,000	0.630%
			>$6,000	0.600%
	RiverSource VP Core Equity Fund	180.5	All	0.400%

Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund - Advisory Fee Rate
			Assets (Millions)	Fee Rate
Columbia Large Cap Enhanced Core Fund	Columbia Blended Equity Fund	119.5	$0 to $500	0.750%
			$500 to $1,000	0.570%
			$1,000 to $1,500	0.520%
			$1,500 to $3,000	0.470%
			$3,000 to $6,000	0.450%
			>$6,000	0.430%
	Columbia Contrarian Core Fund	641.8	$0 to $500	0.700%
			$500 to $1,000	0.650%
			$1,000 to $1,500	0.600%
			$1,500 to $3,000	0.550%
			$3,000 to $6,000	0.530%
			>$6,000	0.510%
	Columbia Large Core Quantitative Fund	3,777.8	$0 to $1,000	0.600%
	Columbia Large Growth Quantitative Fund	747.8	$1,000 to $2,000	0.575%
		1,314.7	$2,000 to $3,000	0.550%
	RiverSource VP Dynamic Equity Fund		$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%
	Columbia LifeGoal® Growth Portfolio	370.6	All	0.250%
	Columbia Large Cap Core Fund	1,101.1	$0 to $500	0.600%
			$500 to $1,000	0.550%
			$1,000 to $1,500	0.500%
			$1,500 to $3,000	0.450%
			$3,000 to $6,000	0.430%
			>$6,000	0.410%
	RiverSource Partners Fundamental Value Fund	526.3	$0 to $500	0.730%
	Variable Portfolio Davis New York Venture Fund	1,341.7	$500 to $1,000	0.705%
			$1,000 to $2,000	0.680%
			$2,000 to $3,000	0.655%
			$3,000 to $6,000	0.630%
			>$6,000	0.600%
	RiverSource VP Core Equity Fund	180.5	All	0.400%

Columbia Large Cap Value Fund	Columbia Equity Value Fund	717.8	$0 to $500	0.530%
			$500 to $1,000	0.505%
			$1,000 to $2,000	0.480%
			$2,000 to $3,000	0.455%
			$3,000 to $6,000	0.430%
			>$6,000	0.400%
	Columbia Select Large Cap Value Fund	383.8	$0 to $500	0.755%
	Seligman Large Cap Value Portfolio	2.6	$500 to $1,000	0.660%
			>$1,000	0.565%
	Columbia Large Cap Value Fund, VS	97.2	$0 to $500	0.770%
			$500 to $1,000	0.720%
			$1,000 to $1,500	0.670%
			$1,500 to $3,000	0.620%
			$3,000 to $6,000	0.600%
			>$6,000	0.580%

Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund - Advisory Fee Rate
			Assets (Millions)	Fee Rate
	Seligman VP Larger Cap Value Fund	27.3	$0 to $1,000	0.600%
			$1,000 to $2,000	0.575%
			$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%
Columbia LifeGoal® Balanced Growth Portfolio	Disciplined Asset Allocation Portfolios–Moderate	126.4	N/A	N/A
	Disciplined Asset Allocation Portfolios–Moderately Conservative	68.0
	Columbia Portfolio Builder Moderate Fund	1,335.7
	Variable Portfolio Moderate Portfolio	16,914.6
	RiverSource VP Balanced Fund	927.0	$0 to $1,000	0.530%
	RiverSouce Balanced Fund	603.9	$1,000 to $2,000	0.505%
			$2,000 to $3,000	0.480%
			$3,000 to $6,000	0.455%
			$6,000 to $7,500	0.430%
			$7,500 to $10,000	0.410%
			$10,000 to $15,000	0.390%
			$15,000 to $24,000	0.370%
			>$24,000	0.350%
	Columbia Asset Allocation Fund	216.8	$0 to $500	0.650%*
			$500 to $1,000	0.600%
			$1,000 to $1,500	0.550%
			$1,500 to $3,000	0.500%
			$3,000 to $5,000	0.480%
			>$6,000	0.480%
	Columbia Asset Allocation Fund, VS	117.5	$0 to $500	0.450%*
			$500 to $1,500	0.400%
			>$1,500	0.350%
	Columbia Liberty Fund	343.6	$0 to $500	0.550%
			$500 to $1,500	0.500%
			>$1,500	0.450%
Columbia LifeGoal® Growth Portfolio	Columbia Blended Equity Fund	119.5	$0 to $500	0.750%
			$500 to $1,000	0.570%
			$1,000 to $1,500	0.520%
			$1,500 to $3,000	0.470%
			$3,000 to $6,000	0.450%
			>$6,000	0.430%
	Columbia Contrarian Core Fund	641.8	$0 to $500	0.700%
			$500 to $1,000	0.650%
			$1,000 to $1,500	0.600%
			$1,500 to $3,000	0.550%
			$3,000 to $6,000	0.530%
			>$6,000	0.510%
	Columbia Large Core Quantitative Fund	3,777.8	$0 to $1,000	0.600%
	Columbia Large Growth Quantitative Fund	747.8	$1,000 to $2,000	0.575%
	RiverSource VP Dynamic Equity Fund	1,314.7	$2,000 to $3,000	0.550%
			$3,000 to $6,000	0.525%
			$6,000 to $7,500	0.500%
			$7,500 to $10,000	0.485%
			$10,000 to $15,000	0.470%

Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund - Advisory Fee Rate
			Assets (Millions)	Fee Rate
			$15,000 to $20,000	0.450%
			$20,000 to $24,000	0.425%
			$24,000 to $50,000	0.400%
			>$50,000	0.375%
	Columbia Large Cap Enhanced Core Fund	427.0	$0 to $500	0.350%
			$500 to $1,000	0.300%
			$1,000 to $1,500	0.250%
			$1,500 to $3,000	0.200%
			$3,000 to $6,000	0.180%
			>$6,000	0.160%
	Columbia Large Cap Core Fund	1,101.1	$0 to $500	0.600%
			$500 to $1,000	0.550%
			$1,000 to $1,500	0.500%
			$1,500 to $3,000	0.450%
			$3,000 to $6,000	0.430%
			>$6,000	0.410%
	RiverSource Partners Fundamental Value Fund	526.3	$0 to $500	0.730%
	Variable Portfolio Davis New York Venture Fund	1,341.7	$500 to $1,000	0.705%
			$1,000 to $2,000	0.680%
			$2,000 to $3,000	0.655%
			$3,000 to $6,000	0.630%
			>$6,000	0.600%
	RiverSource VP Core Equity Fund	180.5	All	0.400%
Columbia LifeGoal® Income Portfolio	RiverSource Variable Portfolio Strategic Income Fund	848.9	$0 to $1,000	0.570%
			$1,000 to $2,000	0.545%
			$2,000 to $3,000	0.520%
			$3,000 to $6,000	0.495%
			$6,000 to $7,500	0.470%
			$7,500 to $10,000	0.450%
			$10,000 to $15,000	0.430%
			$15,000 to $24,000	0.410%
			>$24,000	0.390%
	Variable Portfolio American Century Diversified Bond Fund	1,963.1	$0 to $1,000	0.480%
	Variable Portfolio JP Morgan Core Bond Fund	1,768.7	$1,000 to $2,000	0.450%
			>$2,000	0.400%
	Columbia Strategic Income Fund, VS	65.6	$0 to $500	0.600%
			$500 to $1,000	0.550%
			$1,000 to $1,500	0.520%
			>$1,500	0.490%
Columbia LifeGoal® Income & Growth Portfolio	Disciplined Asset Allocation Portfolios–Conservative	63.1	N/A	N/A
	Variable Portfolio Moderately Conservative Portfolio	4,635.3
	Columbia Income Builder Fund II	365.9
	Columbia Income Builder Fund III	186.7
	Columbia Income Builder Fund	229.2
	Columbia Portfolio Builder Conservative Fund	275.2
	Columbia Portfolio Builder Moderate Conservative Fund	473.8
	Variable Portfolio–Conservative Portfolio	2,111.9

Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund - Advisory Fee Rate
			Assets (Millions)	Fee Rate
Columbia Mid Cap Value Fund	Columbia Mid Cap Value Fund, VS	17.9	$0 to $500	0.700%
			$500 to $1,000	0.650%
			>$1,000	0.600%
	Variable Portfolio Goldman Sachs Mid Cap Value Fund	844.2	$0 to $500	0.780%
			$500 to $1,000	0.755%
			$1,000 to $2,000	0.730%
			$2,000 to $3,000	0.705%
			$3,000 to $6,000	0.680%
			>$6,000	0.650%

Columbia Multi-Advisor International Equity Fund	None	None	None	None

Columbia Short Term Bond Fund	None	None	None	None

Columbia Short Term Municipal Bond Fund	None	None	None	None

Columbia Small Cap Value Fund II	Columbia Multi-Advisor Small Cap Value Fund	402.1	$0 to $250	0.970%
	Variable Portfolio Partners Small Cap Value Fund	1,364.2	$250 to $500	0.945%
			$500 to $750	0.920%
			$750 to $1,000	0.895%
			>$1,000	0.870%
	Columbia Small Cap Value Fund I	1,729.4	$0 to $500	0.800%
			$500 to $1,000	0.750%
			>$1,000	0.700%
	RiverSource Disciplined Small Cap Value Fund	39.6	$0 to $250	0.850%
			$250 to $500	0.825%
			$500 to $750	0.800%
			$750 to $1,000	0.775%
			$1,000 to $2,000	0.750%
			>$2,000	0.725%
	Columbia Small Cap Value Fund, VS	302.0	$0 to $500	0.800%
			$500 to $1,000	0.750%
			>$1,000	0.700%

*	Columbia Management has waived, reduced or otherwise agreed to reduce its investment advisory fees.

Comparable Funds for which Threadneedle Serves as Subadviser

Columbia Management currently has sub-advisory agreements with Threadneedle, an affiliate of Columbia Management and an indirect wholly owned subsidiary of Ameriprise, to sub-advise the assets of certain funds with investment objectives that are similar to those of Columbia Multi-Advisor International Equity Fund. The table below identifies each such fund, its net assets as of November 30, 2010, and Threadneedle’s sub-advisory fee rate with respect to the fund. Shareholders of certain of those funds are being asked to approve new investment management services agreements or an amendment to the investment management services agreements that could change the fee rates for such funds. Except for the elimination of a performance incentive adjustment, if any, these fee changes are not reflected in the table below, which show fee rates as of November 30, 2010.

Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/10 (Millions $)	Comparable Fund - Sub-Advisory Fee Rate
			Assets (Millions)	Fee Rate
Columbia Multi-Advisor International Equity Fund, assets sub-advised by Threadneedle International Limited	Columbia European Equity Fund	80.6	$0 to $150	0.35%
			$150 to $650	0.30%
			$650 to $1,150	0.25%
			>$1,150	0.20%

APPENDIX F

Current and Proposed Fees Paid or Payable to the Prior Adviser or to Columbia Management

Advisory Fees Paid (Under Current Investment Advisory Fee Rates) and Payable (Under Proposed Investment Advisory Fee Rates) by the IMS Fee Funds and the LifeGoal Portfolios to the Prior Adviser or Columbia Management

Prior to May 1, 2010, Columbia Management Advisors, LLC (the “Prior Adviser”), a wholly owned subsidiary of Bank of America Corporation, was the Funds’ investment advisor and administrator. Pursuant to the prior investment advisory agreement between the Funds and the Prior Adviser, the Prior Adviser received fees from the IMS Fee Funds and the LifeGoal Portfolios for its services as reflected in the following charts, which show the advisory fees paid to the Prior Adviser for the most recently completed fiscal year. The prior investment advisory agreement included fee schedules identical to those currently in effect.

Fund Name	Column 1: Advisory Fees Paid During the Most Recently Completed Fiscal Year Net of Reimbursements and Waivers ($)	Column 2: Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year Under Proposed Advisory Fees Exclusive of Reimbursements and Waivers ($)	Column 3: Difference between Column 1 and 2 (% Increase)	Column 4: Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year under Current Advisory Fee Rates Exclusive of Reimbursements and Waivers ($)	Column 5: Difference between Columns 4 and 2 (% Increase)
Fiscal Year Ended February 28, 2010
Columbia Convertible Securities Fund	2,721,573.76	3,350,790.00	23.12%	2,864,931.99	16.96%
Columbia Large Cap Core Fund	5,991,678.69	7,190,118.33	20.00%	5,991,678.69	20.00%
Columbia Large Cap Enhanced Core Fund	1,636,050.04	3,548,405.94	116.89%	1,787,603.04	98.50%
Columbia Large Cap Value Fund	11,014,155.07	14,110,306.00	28.11%	11,014,155.07	28.11%
Columbia Mid Cap Value Fund	20,846,297.26	25,424,064.00	21.96%	20,846,297.26	21.96%
Columbia Multi-Advisor International Equity Fund	9,501,068.49	10,898,393.00	14.71%	9,501,068.49	14.71%
Columbia Small Cap Value Fund II	8,000,936.24	9,147,265.00	14.33%	8,000,936.24	14.33%

Fiscal Year Ended March 31, 2010
Columbia LifeGoal® Balanced Growth Portfolio	1,343,430.79	47,800.62	(96.44%)	1,343,430.79	(96.44%)
Columbia LifeGoal® Growth Portfolio	879,066.76	31,664.46	(96.40%)	879,066.76	(96.40%)
Columbia LifeGoal® Income and Growth Portfolio	346,253.95	14,590.13	(95.79%)	346,253.95	(95.79%)
Columbia LifeGoal® Income Portfolio	17,278.36	13,649.68	(21.00%)	21,597.95	(36.80%)
Columbia Short Term Bond Fund	5,778,811.73	6,904,725.40	19.48%	5,150,275.73	34.07%
Columbia Short Term Municipal Bond Fund	5,152,777.06	7,325,757.97	42.17%	5,376,376.06	36.26%

Amounts Paid by Each Fund to Columbia Management and Affiliates

The Funds paid no fees to Columbia Management during each Fund’s last completed fiscal year. This does not include fees that were paid to the Prior Adviser and/or an affiliated person of the Prior Adviser.

F-1

APPENDIX G-1

Comparison of Current and Proposed Annual Operating Expenses of the IMS Fee Funds

Columbia Management and certain of its affiliates have contractually agreed to waive certain fees and/or reimburse certain expenses as described in the footnotes below. These fee waivers and expense reimbursements apply to total annual fund operating expenses (subject to certain exclusions, such as taxes, transaction fees or brokerage commissions, fees and expenses associated with investment in other pooled investment vehicles, including exchange traded funds, other affiliated and unaffiliated mutual funds, and other expenses that are deemed extraordinary by the Columbia Nations Board). For certain Funds, Columbia Management may be entitled to recover any fees waived and/or expenses reimbursed for a three-year period following the date of such fee waiver and/or reimbursement under this arrangement if such recovery does not cause the Fund’s expenses to exceed the limitations in effect at the time of the waiver and/or reimbursement. This fee and expense arrangement may only be modified or amended with approval from the Columbia Nations Board and from all parties to such agreement, including the Fund and Columbia Management.

Columbia Convertible Securities Fund

Columbia Convertible Securities Fund	Class A		Class B		Class C		Class I		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.07%	0.07%	0.14%	0.14%
Total Annual Fund Operating Expenses	1.21%	1.21%	1.96%	1.96%	1.96%	1.96%	0.89%	0.89%	0.96%	0.96%
Fee Waivers and/or Reimbursements[3]	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.08%)	(0.08%)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	1.11%	1.11%	1.86%	1.86%	1.86%	1.86%	0.81%	0.81%	0.86%	0.86%

[1]

Current management fees are composed of an investment advisory fee of 0.65% and an administration fee of 0.17%. Proposed management fees are composed of an investment advisory fee of 0.76% and an administration fee of 0.06%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from July 1, 2011 to June 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 0.81% for Class I and 0.86% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on June 30, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Convertible Securities Fund		1 year	3 years	5 years	10 years
Class A	Current	$682	$928	$1,193	$1,948
	Proposed	$682	$928	$1,193	$1,948

G1-1

Columbia Convertible Securities Fund		1 year	3 years	5 years	10 years
Class B	Current
	Did not sell your shares	$189	$606	$1,048	$2,083
	Sold your shares at end of period	$689	$906	$1,248	$2,083
	Proposed
	Did not sell your shares	$189	$606	$1,048	$2,083
	Sold your shares at end of period	$689	$906	$1,248	$2,083
Class C	Current
	Did not sell your shares	$189	$606	$1,048	$2,277
	Sold your shares at end of period	$289	$606	$1,048	$2,277
	Proposed
	Did not sell your shares	$189	$606	$1,048	$2,277
	Sold your shares at end of period	$289	$606	$1,048	$2,277
Class I	Current	$83	$276	$485	$1,089
	Proposed	$83	$276	$485	$1,089
Class Z	Current	$88	$296	$521	$1,169
	Proposed	$88	$296	$521	$1,169

G1-2

Columbia Large Cap Core Fund

Columbia Large Cap Core Fund	Class A		Class B		Class C		Class I
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%
Other Expenses[2]	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.03%	0.03%
Total Annual Fund Operating Expenses[3]	1.16%	1.16%	1.91%	1.91%	1.91%	1.91%	0.77%	0.77%

Columbia Large Cap Core Fund	Class W		Class Z
	Current	Proposed	Current	Proposed
Management Fees[1]	0.74%	0.74%	0.74%	0.74%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	0.00%	0.00%
Other Expenses[2]	0.17%	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses[3]	1.16%	1.16%	0.91%	0.91%

[1]

Current management fees are composed of an investment advisory fee of 0.57% and an administration fee of 0.17%. Proposed management fees are composed of an investment advisory fee of 0.68% and an administration fee of 0.06%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from March 1, 2011 to June 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.16% for Class A, 1.91% for Class B, 1.91% for Class C, 0.81% for Class I, 1.16% for Class W and 0.91% for Class Z.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Large Cap Core Fund		1 year	3 years	5 years	10 years
Class A	Current	$686	$922	$1,177	$1,903
	Proposed	$686	$922	$1,177	$1,903
Class B	Current
	Did not sell your shares	$194	$600	$1,032	$2,038
	Sold your shares at end of period	$694	$900	$1,232	$2,038
	Proposed
	Did not sell your shares	$194	$600	$1,032	$2,038
	Sold your shares at end of period	$694	$900	$1,232	$2,038
Class C	Current
	Did not sell your shares	$194	$600	$1,032	$2,233
	Sold your shares at end of period	$294	$600	$1,032	$2,233
	Proposed
	Did not sell your shares	$194	$600	$1,032	$2,233
	Sold your shares at end of period	$294	$600	$1,032	$2,233
Class I	Current	$79	$246	$428	$954
	Proposed	$79	$246	$428	$954
Class W	Current	$118	$368	$638	$1,409
	Proposed	$118	$368	$638	$1,409
Class Z	Current	$93	$290	$504	$1,120
	Proposed	$93	$290	$504	$1,120

G1-3

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Enhanced Core Fund	Class A		Class I		Class R		Class Y		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.52%	0.75%	0.52%	0.75%	0.52%	0.75%	0.52%	0.75%	0.52%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.50%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.18%	0.15%	0.05%	0.05%	0.18%	0.15%	0.05%	0.05%	0.18%	0.15%
Total Annual Fund Operating Expenses	0.95%	1.15%	0.57%	0.80%	1.20%	1.40%	0.57%	0.80%	0.70%	0.90%
Fee Waivers and/or Reimbursements[3]	0.00%	(0.20%)	0.00%	(0.20%)	0.00%	(0.20%)	0.00%	(0.20%)	0.00%	(0.20%)
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	0.95%	0.95%	0.57%	0.60%	1.20%	1.20%	0.57%	0.60%	0.70%	0.70%

[1]

Current management fees are composed of an investment advisory fee of 0.35% and an administration fee of 0.17%. Proposed management fees are composed of an investment advisory fee of 0.69% and an administration fee of 0.06%. Columbia Management has contractually agreed to waive a portion of the advisory fees so that the net management fees will be 0.55%, 0.60%, 0.65% and 0.70% in 2011, 2012, 2013 and 2014, respectively.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) until June 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.95% for Class A, 0.63% for Class I, 1.20% for Class R, 0.70% for Class Y and 0.70% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on June 30, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Large Cap Enhanced Core Fund		1 year	3 years	5 years	10 years
Class A	Current	$97	$303	$525	$1,166
	Proposed	$97	$319	$582	$1,350
Class I	Current	$58	$183	$318	$714
	Proposed	$61	$209	$392	$941
Class R	Current	$122	$381	$660	$1,455
	Proposed	$122	$397	$716	$1,634
Class Y	Current	$58	$183	$318	$714
	Proposed	$61	$209	$392	$941
Class Z	Current	$72	$224	$390	$871
	Proposed	$72	$240	$447	$1,059

G1-4

Columbia Large Cap Value Fund

Columbia Large Cap Value Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.17%	0.20%	0.17%	0.20%	0.17%	0.20%	0.05%	0.05%	0.17%	0.20%
Total Annual Fund Operating Expenses	1.11%	1.14%	1.86%	1.89%	1.86%	1.89%	0.74%	0.74%	1.36%	1.39%
Fee Waivers and/or Reimbursements[3]	0.00%	(0.03%)	0.00%	(0.03%)	0.00%	(0.03%)	0.00%	(0.03%)	0.00%	(0.03%)
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	1.11%	1.11%	1.86%	1.86%	1.86%	1.86%	0.74%	0.71%	1.36%	1.36%

	Class W		Class Y		Class Z
Columbia Large Cap Value Fund	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.17%	0.20%	0.05%	0.05%	0.05%	0.20%
Total Annual Fund Operating Expenses	1.11%	1.14%	0.74%	0.74%	0.86%	0.89%
Fee Waivers and/or Reimbursements[3]	0.00%	(0.03%)	0.00%	(0.03%)	0.00%	(0.03%)
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	1.11%	1.11%	0.74%	0.71%	0.86%	0.86%

[1]

Current management fees are composed of an investment advisory fee of 0.52%, and an administration fee of 0.17%. Proposed management fees are composed of an investment advisory fee of 0.64%, and an administration fee of 0.05%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from July 1, 2011 to June 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.11% for Class A, 1.86% for Class B, 1.86 % for Class C, 0.71% for Class I, 1.36% for Class R, 1.11% for Class W, 0.73% for Class Y and 0.86% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on June 30, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Large Cap Value Fund		1 year	3 years	5 years	10 years
Class A	Current	$682	$908	$1,151	$1,849
	Proposed	$682	$914	$1,164	$1,879
Class B	Current
	Did not sell your shares	$189	$585	$1,006	$1,984
	Sold your shares at end of period	$689	$885	$1,206	$1,984
	Proposed
	Did not sell your shares	$189	$591	$1,018	$2,014
	Sold your shares at end of period	$689	$891	$1,218	$2,014
Class C	Current
	Did not sell your shares	$189	$585	$1,006	$2,180
	Sold your shares at end of period	$289	$585	$1,006	$2,180
	Proposed
	Did not sell your shares	$189	$591	$1,018	$2,209
	Sold your shares at end of period	$289	$591	$1,018	$2,209

G1-5

Columbia Large Cap Value Fund		1 year	3 years	5 years	10 years
Class I	Current	$76	$237	$411	$918
	Proposed	$73	$234	$409	$916
Class R	Current	$138	$431	$745	$1,635
	Proposed	$138	$437	$758	$1,666
Class W	Current	$682	$908	$1,151	$1,849
	Proposed	$682	$914	$1,164	$1,879
Class Y	Current	$76	$237	$411	$918
	Proposed	$73	$234	$409	$916
Class Z	Current	$88	$274	$477	$1,061
	Proposed	$88	$281	$490	$1,093

G1-6

Columbia Mid Cap Value Fund

Columbia Mid Cap Value Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.05%	0.05%	0.23%	0.23%
Total Annual Fund Operating Expenses[3]	1.19%	1.19%	1.94%	1.94%	1.94%	1.94%	0.76%	0.76%[3]	1.44%	1.44%

Columbia Mid Cap Value Fund	Class W		Class Y		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.23%	0.23%	0.06%	0.06%	0.23%	0.23%
Total Annual Fund Operating Expenses[3]	1.19%	1.19%	0.77%	0.77%	0.94%	0.94%

[1]

Current management fees are composed of an investment advisory fee of 0.54% and an administration fee of 0.17%. Proposed management fees are composed of an investment advisory fee of 0.66% and an administration fee of 0.05%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from April 30, 2011 to June 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.19% for Class A, 1.94% for Class B, 1.94% for Class C, 0.80% for Class I, 1.44% for Class R, 1.19% for Class W, 0.94% for Class Y and 0.94% for Class Z.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Mid Cap Value Fund		1 year	3 years	5 years	10 years
Class A	Current	$689	$931	$1,192	$1,935
	Proposed	$689	$931	$1,192	$1,935
Class B	Current
	Did not sell your shares	$197	$609	$1,047	$2,070
	Sold your shares at end of period	$697	$909	$1,247	$2,070
	Proposed
	Did not sell your shares	$197	$609	$1,047	$2,070
	Sold your shares at end of period	$697	$909	$1,247	$2,070
Class C	Current
	Did not sell your shares	$197	$609	$1,047	$2,264
	Sold your shares at end of period	$297	$609	$1,047	$2,264
	Proposed
	Did not sell your shares	$197	$609	$1,047	$2,264
	Sold your shares at end of period	$297	$609	$1,047	$2,264

G1-7

Columbia Mid Cap Value Fund		1 year	3 years	5 years	10 years
Class I	Current	$78	$243	$422	$942
	Proposed	$78	$243	$422	$942
Class R	Current	$147	$456	$787	$1,724
	Proposed	$147	$456	$787	$1,724
Class W	Current	$121	$378	$654	$1,443
	Proposed	$121	$378	$654	$1,443
Class Y	Current	$79	$246	$428	$954
	Proposed	$79	$246	$428	$954
Class Z	Current	$96	$300	$520	$1,155
	Proposed	$96	$300	$520	$1,155

G1-8

Columbia Multi-Advisor International Equity Fund

Columbia Multi- Advisor International Equity Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.05%	0.05%	0.22%	0.22%
Total Annual Fund Operating Expenses[3]	1.29%	1.29%	2.04%	2.04%	2.04%	2.04%	0.87%	0.87%	1.54%	1.54%

Columbia Multi-Advisor International Equity Fund	Class W		Class Y		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.22%	0.22%	0.05%	0.05%	0.22%	0.22%
Total Annual Fund Operating Expenses[3]	1.29%	1.29%	0.87%	0.87%	1.04%	1.04%

[1]

Current management fees are composed of an investment advisory fee of 0.65% and an administration fee of 0.17%. Proposed management fees are composed of an investment advisory fee of 0.74% and an administration fee of 0.08%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from July 1, 2011 to June 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.32%% for Class A, 2.07% for Class B, 2.07% for Class C, 0.94% for Class I, 1.57% for Class R, 1.32% for Class W and 1.07% for Class Z.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Multi-Advisor International Equity Fund		1 year	3 years	5 years	10 years
Class A	Current	$699	$960	$1,242	$2,042
	Proposed	$699	$960	$1,242	$2,042
Class B	Current
	Did not sell your shares	$207	$640	$1,098	$2,176
	Sold your shares at end of period	$707	$940	$1,298	$2,176
	Proposed
	Did not sell your shares	$207	$640	$1,098	$2,176
	Sold your shares at end of period	$707	$940	$1,298	$2,176
Class C	Current
	Did not sell your shares	$207	$640	$1,098	$2,369
	Sold your shares at end of period	$307	$640	$1,098	$2,369
	Proposed
	Did not sell your shares	$207	$640	$1,098	$2,369
	Sold your shares at end of period	$307	$640	$1,098	$2,369
Class I	Current	$89	$278	$482	$1,073
	Proposed	$89	$278	$482	$1,073

G1-9

Columbia Multi-Advisor International Equity Fund		1 year	3 years	5 years	10 years
Class R	Current	$157	$486	$839	$1,834
	Proposed	$157	$486	$839	$1,834
	Proposed
Class W	Current	$131	$409	$708	$1,556
	Proposed	$131	$409	$708	$1,556
Class Y	Current	$89	$278	$482	$1,073
	Proposed	$89	$278	$482	$1,073
Class Z	Current	$106	$331	$574	$1,271
	Proposed	$106	$331	$574	$1,271

G1-10

Columbia Short Term Bond Fund

Columbia Short Term Bond Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.44%	0.42%	0.44%	0.42%	0.44%	0.42%	0.44%	0.42%	0.44%	0.42%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.02%	0.02%	0.07%	0.07%
Total Annual Fund Operating Expenses	0.76%	0.74%	1.51%	1.49%	1.51%	1.49%	0.46%	0.44%	1.01%	0.99%
Fee Waivers and/or Reimbursements[3]	(0.02%)	0.00%	(0.02%)	0.00%	(0.02%)	0.00%	(0.01%)	0.00%	(0.02%)	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	0.74%	0.74%	1.49%	1.49%	1.49%	1.49%	0.45%	0.44%	0.99%	0.99%

Columbia Short Term Bond Fund	Class W		Class Y		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.44%	0.42%	0.44%	0.42%	0.44%	0.42%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.07%	0.05%	0.02%	0.02%	0.07%	0.07%
Total Annual Fund Operating Expenses	0.76%	0.74%	0.46%	0.44%	0.51%	0.49%
Fee Waivers and/or Reimbursements[3]	(0.02%)	0.00%	0.00%	0.00%	(0.02%)	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	0.74%	0.74%	0.46%	0.44%	0.49%	0.49%

[1]

Current management fees are composed of an investment advisory fee of 0.30% and an administration fee of 0.14%. Proposed management fees are composed of an investment advisory fee of 0.36% and an administration fee of 0.06%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from March 1, 2011 to July 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.74% for Class A, 1.49% for Class B, 1.49% for Class C, 0.45% for Class I, 0.99% for Class R, 0.74% for Class W, 0.49% for Class Y and 0.49% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on July 31, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Short Term Bond Fund		1 year	3 years	5 years	10 years
Class A	Current	$175	$338	$516	$1,031
	Proposed	$175	$334	$507	$1,009
Class B	Current
	Did not sell your shares	$152	$475	$822	$1,597
	Sold your shares at end of period	$452	$675	$822	$1,597
	Proposed
	Did not sell your shares	$152	$471	$813	$1,576
	Sold your shares at end of period	$452	$671	$813	$1,576

G1-11

Columbia Short Term Bond Fund		1 year	3 years	5 years	10 years
Class C	Current
	Did not sell your shares	$152	$475	$822	$1,800
	Sold your shares at end of period	$252	$475	$822	$1,800
	Proposed
	Did not sell your shares	$152	$471	$813	$1,779
	Sold your shares at end of period	$252	$471	$813	$1,779
Class I	Current	$46	$147	$257	$578
	Proposed	$46	$142	$247	$556
Class R	Current	$101	$320	$556	$1,234
	Proposed	$101	$315	$547	$1,213
	Proposed	$77	$235	$408	$908
Class W	Current	$77	$240	$417	$930
	Proposed	$76	$237	$411	$918
Class Y	Current	$47	$148	$258	$579
	Proposed	$50	$146	$252	$569
Class Z	Current	$50	$162	$283	$639
	Proposed	$50	$157	$274	$616

G1-12

Columbia Short Term Municipal Bond Fund

Columbia Short Term Municipal Bond Fund	Class A		Class B		Class C		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.41%	0.42%	0.41%	0.42%	0.41%	0.42%	0.41%	0.42%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%
Other Expenses[2]	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.73%	0.74%	1.48%	1.49%	1.48%	1.49%	0.48%	0.49%
Fee Waivers and/or Reimbursements[3]	0.00%	(0.01%)	0.00%	(0.01%)	0.00%	(0.01%)	0.00%	(0.01%)
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	0.73%	0.73%	1.48%	1.48%	1.48%	1.48%	0.48%	0.48%

[1]

Current management fees are composed of an investment advisory fee of 0.26% and an administration fee of 0.15%. Proposed management fees are composed of an investment advisory fee of 0.36% and an administration fee of 0.06%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from July 1, 2011 to July 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.72% for Class A, 1.47% for Class B, 1.47% for Class C and 0.47% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on July 31, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Short Term Municipal Bond Fund		1 year	3 years	5 years	10 years
Class A	Current	$174	$331	$502	$997
	Proposed	$174	$333	$506	$1,008
Class B	Current
	Did not sell your shares	$151	$468	$808	$1,565
	Sold your shares at end of period	$451	$668	$808	$1,565
	Proposed
	Did not sell your shares	$151	$470	$812	$1,573
	Sold your shares at end of period	$451	$670	$812	$1,573
Class C	Current
	Did not sell your shares	$151	$468	$808	$1,768
	Sold your shares at end of period	$251	$468	$808	$1,768
	Proposed
	Did not sell your shares	$151	$470	$812	$1,779
	Sold your shares at end of period	$251	$470	$812	$1,779
Class Z	Current	$49	$154	$269	$604
	Proposed	$49	$156	$273	$615

G1-13

Columbia Small Cap Value Fund II

Columbia Small Cap Value Fund II	Class A		Class B		Class C		Class I
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.83%	0.84%	0.83%	0.84%	0.83%	0.84%	0.83%	0.84%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%
Other Expenses[2]	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.04%	0.04%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.33%	1.34%	2.08%	2.09%	2.08%	2.09%	0.89%	0.90%
Fee Waivers and/or Reimbursements[3]	0.00%	(0.01%)	0.00%	(0.01%)	0.00%	(0.01%)	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	1.33%	1.33%	2.08%	2.08%	2.08%	2.08%	0.89%	0.90%

Columbia Small Cap Value Fund II	Class R		Class Z
	Current	Proposed	Current	Proposed
Management Fees[1]	0.83%	0.84%	0.83%	0.84%
Distribution and/or Service (Rule 12b-1) Fees	0.50%	0.50%	0.00%	0.00%
Other Expenses[2]	0.23%	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.58%	1.59%	1.08%	1.09%
Fee Waivers and/or Reimbursements[3]	0.00%	(0.01%)	0.00%	(0.01%)
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	1.58%	1.58%	1.08%	1.08%

[1]

Current management fees are composed of an investment advisory fee of 0.66% and an administration fee of 0.17%. Proposed management fees are composed of an investment advisory fee of 0.76% and an administration fee of 0.08%.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from July 1, 2011 to June 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.31% for Class A, 2.06% for Class B, 2.06% for Class C, 0.90% for Class I, 1.56% for Class R and 1.06% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on June 30. 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Small Cap Value Fund II		1 year	3 years	5 years	10 years
Class A	Current	$703	$973	$1,263	$2,087
	Proposed	$703	$975	$1,267	$2,097
Class B	Current
	Did not sell your shares	$211	$653	$1,120	$2,221
	Sold your shares at end of period	$711	$953	$1,320	$2,221
	Proposed
	Did not sell your shares	$211	$655	$1,124	$2,231
	Sold your shares at end of period	$711	$955	$1,324	$2,231
Class C	Current
	Did not sell your shares	$211	$653	$1,120	$2,413
	Sold your shares at end of period	$311	$653	$1,120	$2,413
	Proposed
	Did not sell your shares	$211	$655	$1,124	$2,423
	Sold your shares at end of period	$311	$655	$1,124	$2,423

G1-14

Columbia Small Cap Value Fund II		1 year	3 years	5 years	10 years
Class I	Current	$91	$285	$494	$1,099
	Proposed	$92	$288	$500	$1,111
Class R	Current	$161	$500	$862	$1,881
	Proposed	$161	$502	$866	$1,891
Class Z	Current	$110	$344	$597	$1,320
	Proposed	$110	$346	$601	$1,331

G1-15

APPENDIX G-2

Comparison of Current and Proposed Annual Operating Expenses

of the LifeGoal Portfolios

Columbia Management and certain of its affiliates have contractually agreed to waive certain fees and/or reimburse certain expenses as described in the footnotes below. These fee waivers and expense reimbursements apply to total annual fund operating expenses (subject to certain exclusions, such as taxes, transaction fees or brokerage commissions, fees and expenses associated with investment in other pooled investment vehicles, including exchange traded funds, other affiliated and unaffiliated mutual funds, and other expenses that are deemed extraordinary by the Columbia Nations Board). For certain Funds, Columbia Management may be entitled to recover any fees waived and/or expenses reimbursed for a three-year period following the date of such fee waiver and/or reimbursement under this arrangement if such recovery does not cause the Fund’s expenses to exceed the limitations in effect at the time of the waiver and/or reimbursement. This fee and expense arrangement may only be modified or amended with approval from the Columbia Nations Board and from all parties to such agreement, including the Fund and Columbia Management.

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Balanced Growth Portfolio	Class A		Class B		Class C
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees	0.25%	0.04%[1]	0.25%	0.04%[1]	0.25%	0.04%[1]
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.00%	0.17%[2]	0.00%	0.17%[2]	0.00%	0.17%[2]
Acquired Fund Fees and Expenses[3]	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%

Total Annual Fund Operating Expenses[5]	1.24%	1.20%	1.99%	1.95%	1.99%	1.95%

Columbia LifeGoal® Balanced Growth Portfolio	Class R		Class T		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees	0.25%	0.04%[1]	0.25%	0.04%[1]	0.25%	0.04%[1]
Distribution and/or Service (Rule 12b-1) Fees	0.50%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.00%	0.17%[2]	0.30%[4]	0.47%[2,4]	0.00%	0.17%[2]
Acquired Fund Fees and Expenses[3]	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%

Total Annual Fund Operating Expenses[5]	1.49%	1.45%	1.29%	1.25%	0.99%	0.95%

[1]

Management fees are composed of an investment advisory fee of 0.02% and an administration fee of 0.02%. Columbia Management has implemented a schedule for the Fund’s investment advisory fees whereby the Fund pays 0.00% on its assets that are invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to Columbia Management) and pays 0.55% on its assets that are invested in securities other than third-party advised mutual funds and Columbia funds that pay an advisory fee (including ETFs, derivatives and individual securities) and pays 0.10% on its assets that are invested in third-party advised mutual funds.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]	Acquired fund fees and expenses reflects underlying fund investments made in Class I.
[4]

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by using their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T share (comprised of any annual rate of up to 0.25% for the shareholder liaison services and up to 0.25% for administrative support services.) The Fund currently limits such fees to an aggregate annual rate of not more than 0.30% of the Fund’s average daily net asset attributable to Class T shares for shareholder liaison services and administrative support services, which are included in other expenses.

[5]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding investment advisory fees in addition to the expenses described above) from April 30, 2011 to July 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.51% for Class A, 1.26% for Class B, 1.26% for Class C, 0.76% for Class R, 0.56% for Class T and 0.26% for Class Z.

G2-1

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia LifeGoal® Balanced Growth Portfolio		1 year	3 years	5 years	10 years
Class A	Current	$694	$946	$1,217	$1,989
	Proposed	$690	$934	$1,197	$1,946
Class B	Current
	Did not sell your shares	$202	$624	$1,073	$2,123
	Sold your shares at end of period	$702	$924	$1,273	$2,123
	Proposed
	Did not sell your shares	$198	$612	$1,052	$2,080
	Sold your shares at end of period	$698	$912	$1,252	$2,080
Class C	Current
	Did not sell your shares	$202	$624	$1,073	$2,317
	Sold your shares at end of period	$302	$624	$1,073	$2,317
	Proposed
	Did not sell your shares	$198	$612	$1,052	$2,275
	Sold your shares at end of period	$298	$612	$1,052	$2,275
Class R	Current	$152	$471	$813	$1,779
	Proposed	$148	$459	$792	$1,735
Class T	Current	$699	$960	$1,242	$2,042
	Proposed	$695	$949	$1,222	$1,999
Class Z	Current	$101	$315	$547	$1,213
	Proposed	$97	$303	$525	$1,166

G2-2

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Growth Portfolio	Class A		Class B		Class C
	Current	Proposed	Current	Proposed	Current	Current
Management Fees	0.25%	0.03%[1]	0.25%	0.03%[1]	0.25%	0.03%[1]
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.00%	0.21%[2]	0.00%	0.21%[2]	0.00%	0.21%[2]
Acquired Fund Fees and Expenses[3]	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%
Total Annual Fund Operating Expenses[4]	1.38%	1.37%	2.13%	2.12%	2.13%	2.12%

Columbia LifeGoal® Growth Portfolio	Class R		Class Z
	Current	Proposed	Current	Proposed
Management Fees	0.25%	0.03%[1]	0.25%	0.03%[1]
Distribution and/or Service (Rule 12b-1) Fees	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.00%	0.21%[2]	0.00%	0.21%[2]
Acquired Fund Fees and Expenses[3]	0.88%	0.88%	0.88%	0.88%
Total Annual Fund Operating Expenses[4]	1.63%	1.62%	1.13%	1.12%

[1]

Management fees are composed of an investment advisory fee of 0.01% and an administration fee of 0.02%. Columbia Management has implemented a schedule for the Fund’s investment advisory fees whereby the Fund pays 0.00% on its assets that are invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to Columbia Management) and pays 0.55% on its assets that are invested in securities other than third-party advised mutual funds and Columbia funds that pay an advisory fee (including ETFs, derivatives and individual securities) and pays 0.10% on its assets that are invested in third-party advised mutual funds.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]	Acquired fund fees and expenses reflects underlying fund investments made in Class I.
[4]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding investment advisory fees in addition to the expenses described above) from April 30, 2011 to July 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.51% for Class A, 1.26% for Class B, 1.26% for Class C, 0.76% for Class R, and 0.26% for Class Z.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia LifeGoal® Growth Portfolio		1 year	3 years	5 years	10 years
Class A	Current	$707	$987	$1,287	$2,137
	Proposed	$706	$984	$1,282	$2,127
Class B	Current
	Did not sell your shares	$216	$667	$1,144	$2,271
	Sold your shares at end of period	$716	$967	$1,344	$2,271
	Proposed
	Did not sell your shares	$215	$664	$1,139	$2,261
	Sold your shares at end of period	$715	$964	$1,339	$2,261
Class C	Current
	Did not sell your shares	$216	$667	$1,144	$2,462
	Sold your shares at end of period	$316	$667	$1,144	$2,462
	Proposed
	Did not sell your shares	$215	$664	$1,139	$2,452
	Sold your shares at end of period	$315	$664	$1,139	$2,452
Class R	Current	$166	$514	$887	$1,933
	Proposed	$165	$511	$881	$1,922
Class Z	Current	$115	$359	$622	$1,375
	Proposed	$114	$356	$617	$1,363

G2-3

Columbia LifeGoal® Income & Growth Portfolio

Columbia LifeGoal® Income & Growth Portfolio	Class A		Class B		Class C
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees	0.25%	0.03%[1]	0.25%	0.03%[1]	0.25%	0.03%[1]
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.00%	0.26%[2]	0.00%	0.26%[2]	0.00%	0.26%[2]
Acquired Fund Fees and Expenses[3]	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	1.10%	1.14%	1.85%	1.89%	1.85%	1.89%
Fee Waivers and/or Reimbursements[4]	0.00%	(0.02)%	0.00%	(0.02)%	0.00%	(0.02)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	1.10%	1.12%	1.85%	1.87%	1.85%	1.87%

Columbia LifeGoal® Income & Growth Portfolio	Class R		Class Z
	Current	Proposed	Current	Proposed
Management Fees	0.25%	0.03%[1]	0.25%	0.03%[1]
Distribution and/or Service (Rule 12b-1) Fees	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.00%	0.26%[2]	0.00%	0.26%[2]
Acquired Fund Fees and Expenses[3]	0.60%	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	1.35%	1.39%	0.85%	0.89%
Fee Waivers and/or Reimbursements[4]	0.00%	(0.02)%	0.00%	(0.02)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	1.35%	1.37%	0.85%	0.87%

[1]

Management fees are composed of an investment advisory fee of 0.01% and an administration fee of 0.02%. Columbia Management has implemented a schedule for the Fund’s investment advisory fees whereby the Fund pays 0.00% on its assets that are invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to Columbia Management) and pays 0.55% on its assets that are invested in securities other than third-party advised mutual funds and Columbia funds that pay an advisory fee (including ETFs, derivatives and individual securities) and pays 0.10% on its assets that are invested in third-party advised mutual funds.

[2]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[3]	Acquired fund fees and expenses reflects underlying fund investments made in Class I.
[4]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding investment advisory fees in addition to the expenses described above) from April 30, 2011 to July 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.51% for Class A, 1.26% for Class B, 1.26% for Class C, 0.76% for Class R, and 0.26% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on July 31, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia LifeGoal® Income & Growth Portfolio		1 year	3 years	5 years	10 years
Class A	Current	$681	$905	$1,146	$1,838
	Proposed	$683	$915	$1,165	$1,880
Class B	Current
	Did not sell your shares	$188	$582	$1,001	$1,973
	Sold your shares at end of period	$688	$882	$1,201	$1,973
	Proposed
	Did not sell your shares	$190	$592	$1,019	$2,014
	Sold your shares at end of period	$690	$892	$1,219	$2,014
Class C	Current
	Did not sell your shares	$188	$582	$1,001	$2,169
	Sold your shares at end of period	$288	$582	$1,001	$2,169
	Proposed
	Did not sell your shares	$190	$592	$1,019	$2,210
	Sold your shares at end of period	$290	$592	$1,019	$2,210
Class R	Current	$137	$428	$739	$1,624
	Proposed	$139	$438	$759	$1,667
Class Z	Current	$87	$271	$471	$1,049
	Proposed	$89	$282	$491	$1,094

G2-4

Columbia LifeGoal® Income Portfolio

Columbia LifeGoal® Income Portfolio	Class A		Class B		Class C		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees	0.30%[1]	0.06%[2]	0.30%[1]	0.06%[2]	0.30%[1]	0.06%[2]	0.30%[1]	0.06%[2]
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%
Other Expenses[3]	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Acquired Fund Fees and Expenses[4]	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	1.71%	1.47%	2.46%	2.22%	2.46%	2.22%	1.46%	1.22%
Fee Waivers and/or Reimbursements[5]	(0.73)%	(0.45)%	(0.73)%	(0.45)%	(0.73)%	(0.45)%	(0.73)%	(0.45)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Reimbursements	0.98%	1.02%	1.73%	1.77%	1.73%	1.77%	0.73%	0.77%

[1]

Columbia Management has implemented a schedule for the Fund’s investment advisory fees whereby the Fund pays 0.00% on its assets that are invested in acquired funds (excluding the Corporate Bond Portfolio and the Mortgage- and Asset-Backed Portfolio and any other proprietary fund that does not pay an investment advisory fee to Columbia Management) and pays 0.50% on its assets that are invested in individual securities, the Corporate Bond Portfolio and the Mortgage- and Asset-Backed Portfolio. Columbia Management has contractually agreed to waive 0.10% of advisory fees payable to it on the Fund’s assets that are invested in individual securities, the Corporate Bond Portfolio and the Mortgage- and Asset-Backed Portfolio until July 31, 2011. Columbia Management has also contractually agreed to waive 0.10% of administration fees payable to it on the Fund’s assets that are invested in acquired funds (excluding the Corporate Bond Portfolio and the Mortgage- and Asset-Backed Portfolio and any other proprietary fund that does not pay an investment advisory fee to Columbia Management) until July 31, 2011. While the Fund previously treated its investments in BofA Cash Reserves Fund, a fund that is managed by the Prior Adviser, as investments in a proprietary fund, the Fund now treats such investments as investments in a third-party security and includes such investments in the calculation of its investment advisory fees.

[2]

Management fees are composed of an investment advisory fee of 0.04% and an administration fee of 0.02%. Columbia Management has implemented a schedule for the Fund’s investment advisory fees whereby the Fund pays 0.00% on its assets that are invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to Columbia Management) and pays 0.40% on its assets that are invested in securities other than third-party advised mutual funds and Columbia funds that pay an advisory fee (including ETFs, derivatives and individual securities) and pays 0.10% on its assets that are invested in third-party advised mutual funds.

[3]

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

[4]	Acquired Fund Fees and Expenses reflects underlying fund investments made in Class I.
[5]

Columbia Management has contractually agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding investment advisory fees in addition to the expenses described above) from April 30, 2011 to July 31, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.51% for Class A, 1.26% for Class B, 1.26% for Class C and 0.26% for Class Z. The current and proposed fee tables reflect this future waiver/reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on July 31, 2012, they are only reflected in the 1 year example and for a 1 year period in each of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia LifeGoal® Income Portfolio		1 year	3 years	5 years	10 years
Class A	Current	$422	$777	$1,157	$2,220
	Proposed	$426	$732	$1,060	$1,988
Class B	Current
	Did not sell your shares	$176	$697	$1,245	$2,555
	Sold your shares at end of period	$476	$897	$1,245	$2,555
	Proposed
	Did not sell your shares	$180	$651	$1,149	$2,329
	Sold your shares at end of period	$480	$851	$1,149	$2,329

G2-5

Columbia LifeGoal® Income Portfolio		1 year	3 years	5 years	10 years
Class C	Current
	Did not sell your shares	$176	$697	$1,245	$2,741
	Sold your shares at end of period	$276	$697	$1,245	$2,741
	Proposed
	Did not sell your shares	$180	$651	$1,149	$2,519
	Sold your shares at end of period	$280	$651	$1,149	$2,519
Class Z	Current	$75	$390	$728	$1,684
	Proposed	$79	$343	$627	$1,437

G2-6

APPENDIX H

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below, which in each case equals the number of votes to which the shareholders of such class of such Fund are entitled.

Fund	Class A	Class B	Class C	Class I	Class R	Class T	Class W	Class Y	Class Z	Total
Columbia California Intermediate Municipal Bond Fund	1,321,558	15,822	186,754	—	—	—	—	—	23,449,770	24,973,904
Columbia Convertible Securities Fund	14,008,357	907,118	1,407,101	—	—	—	—	—	9,894,702	26,217,279
Columbia International Value Fund	25,874,879	98,174	4,148,520	179	181	—	—	—	85,078,114	115,200,048
Columbia Large Cap Core Fund	9,720,253	145,164	205,324	3,902,257	—	—	212	—	74,987,153	88,960,363
Columbia Large Cap Enhanced Core Fund	987,265	—	—	—	10,268	—	—	—	32,271,926	33,269,459
Columbia Large Cap Index Fund	14,830,978	143,497	—	—	—	—	—	—	117,186,080	132,160,555
Columbia Large Cap Value Fund	44,655,712	4,261,316	3,249,429	—	108,745	—	—	—	116,292,142	168,567,344
Columbia LifeGoal® Balanced Growth Portfolio	24,883,443	13,284,531	8,016,596	—	226,819	—	—	—	4,969,025	51,380,414
Columbia LifeGoal® Growth Portfolio	16,575,065	7,514,622	6,522,553	—	171,136	—	—	—	4,204,029	34,987,404
Columbia LifeGoal® Income & Growth Portfolio	5,844,316	2,839,874	2,228,343	—	50,670	—	—	—	2,031,471	12,994,674
Columbia LifeGoal® Income Portfolio	1,305,556	562,286	530,497	—	—	—	—	—	327,682	2,726,019
Columbia Marsico 21st Century Fund	128,795,751	8,707,262	46,831,582	—	3,027,734	—	—	—	85,999,441	273,361,770
Columbia Marsico Focused Equities Fund	59,457,500	2,298,737	14,614,945	—	—	—	—	—	47,091,866	123,463,049
Columbia Marsico Global Fund	284,390	—	195,131	—	122,493	—	—	149,181	—	751,195
Columbia Marsico Growth Fund	49,797,311	2,283,972	20,953,315	—	939,378	—	—	—	96,421,354	170,395,330
Columbia Marsico International Opportunities Fund	12,333,558	1,377,210	3,644,385	—	319,177	—	—	—	83,177,340	100,851,670
Columbia Masters International Equity Portfolio	5,132,967	388,606	1,078,573	—	3,080	—	—	—	6,549,185	13,152,411
Columbia Mid Cap Index Fund	25,076,421	—	—	—	—	—	—	—	198,212,396	223,288,818
Columbia Mid Cap Value Fund	112,025,931	3,617,218	13,093,281	—	24,851,122	—	—	—	202,451,787	356,039,338
Columbia Multi-Advisor International Equity Fund	2,018,597	73,124	117,718	—	22,148	—	—	—	103,978,736	106,210,323
Columbia North Carolina Intermediate Municipal Bond Fund	3,176,602	112,130	467,202	—	—	—	—	—	16,298,053	20,053,987
Columbia Overseas Value Fund	—	—	—	—	—	—	—	—	1,067,133	1,067,133
Columbia Short Term Bond Fund	28,832,265	742,604	12,801,314	—	—	—	—	1,647,419	198,622,117	242,645,718
Columbia Short Term Municipal Bond Fund	34,343,583	32,176	4,533,414	—	—	—	—	—	175,716,799	214,625,972
Columbia Small Cap Index Fund	9,563,517	—	—	—	—	—	—	—	92,040,671	101,604,188
Columbia Small Cap Value Fund II	40,163,759	226,607	1,736,205	—	2,018,549	—	—	—	84,299,906	128,445,026
Columbia South Carolina Intermediate Municipal Bond Fund	1,806,565	69,604	962,065	—	—	—	—	—	13,909,343	16,747,576
Columbia Virginia Intermediate Municipal Bond Fund	4,690,628	67,729	338,471	—	—	—	—	—	24,675,036	29,771,865
Corporate Bond Portfolio	1,908,838	—	—	—	—	—	—	—	—	1,908,838
Mortgage- and Asset-Backed Portfolio	4,022,301	—	—	—	—	—	—	—	—	4,022,301

H-1

APPENDIX I

Principal Holders and Control Persons

As of November 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) and each investor who owned 25% or more of a Fund’s shares (all share classes taken together) is listed below. Investors who own more than 25% of a Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. The table is organized by fiscal year end.

Principal Holder Ownership of the Funds with Fiscal Years Ending February 28:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
Columbia Convertible Securities Fund	Merrill Lynch Pierce Fenner & Smith Inc, For The Sole Benefit Of Its Customers, Attn: Service Team, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484 (“ML-FL”)	A	58.72%	28.17%
	ML-FL	B	66.82%	—
	Citigroup Global Markets, Inc., House Account, Attn: Peter Booth 7th Fl., 333 W 34th St., New York, NY 10001-2402 (“CT-NY”)	C	6.04%	—
	ML-FL	C	50.93%	—
	Morgan Stanley Smith Barney, Harborside Financial Center Plaza 2, 3rd Fl., Jersey City, NJ 07311 (“MS-NJ”)	C	5.02%	—
	RVS Retirement Plus 2010 Fund, 1767 Ameriprise Financial Ctr, Minneapolis, MN 55474-0017	I	10.33%	—
	RVS Retirement Plus 2015 Fund, 1767 Ameriprise Financial Ctr, Minneapolis, MN 55474-0017	I	8.93%	—
	RVS Retirement Plus 2020 Fund, 1767 Ameriprise Financial Ctr, Minneapolis, MN 55474-0017	I	18.73%	—
	RVS Retirement Plus 2030 Fund, 1767 Ameriprise Financial Ctr, Minneapolis, MN 55474-0017	I	21.33%	—
	RVS Retirement Plus 2035 Fund, 1767 Ameriprise Financial Ctr, Minneapolis, MN 55474-0017	I	16.25%	—
	RVS Retirement Plus 2040 Fund, 1767 Ameriprise Financial Ctr, Minneapolis, MN 55474-0017	I	11.98%	—
	RVS Retirement Plus 2045 Fund, 1767 Ameriprise Financial Ctr, Minneapolis, MN 55474-0017	I	12.23%	—
	Bank of America NA Trustee, Attn: Betty Barley/Funds Accounting, 1201 Main St. 10th Fl., Dallas, TX 75202-3908 (“BOA-TX”)	Z	48.67%	—
	ML-FL	Z	5.50%	—
	State Street Bank & Trust Company AAF LifeGoal Balanced Growth, Attn: Jim Botsolis, Two Ave De LaFayette, Boston, MA 02111-1724	Z	10.86%	—
	State Street Bank & Trust Company AAF LifeGoal Growth Portfolio, Attn: Jim Botsolis, Two Ave De LaFayette, Boston, MA 02111-1724	Z	8.23%	—

Columbia International Value Fund	Charles Schwab & Co Inc Special Custody Account For Benefit Of Customers, Attn: Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4151 (“CS-CA”)	A	20.46%	—
	ML-FL	A	7.69%	—
	Prudential Retirement Ins & Ann Co FBO Various Retirement Plans, 200 Wood Ave S, Iselin, NJ 08830-2769	A	7.69%	—
	Edward D. Jones & Co. Mutual Fund Shareholder Accounting, 201 Progress Prky, Maryland Heights, MO 63043-3009 (“EJ-MO”)	B	5.61%	—
	ML-FL	B	26.56%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	CT-NY	C	7.98%	—
	ML-FL	C	27.79%	—
	Riversource Investments LLC, Attn: T. Armbrustmacher & V. Gehlhar, 50807 Ameriprise Financial Ctr, Minneapolis, MN 55474-0508 (“RVS-MN”)	I	100.00%	—
	Columbia Management Investment Adviser LLC, Attn: T. Armbrustmacher & V. Gehlhar, 50807 Ameriprise Financial Ctr, Minneapolis, MN 55474-0508 (“CM-MN”)	R	100.00%	—
	BOA-TX	Z	37.30%	27.38%
	CS-CA	Z	21.62%	—
	EJ-MO	Z	10.64%	—

Columbia Large Cap Core Fund	ML-FL	A	79.30%	—
	ML-FL	B	60.81%	—
	CT-NY	C	14.26%	—
	ML-FL	C	32.48%	—
	RVS-MN	I	100.00%	—
	RVS-MN	W	100.00%	—
	BOA-TX	Z	61.21%	54.26%
	Columbia Management Advisors Inc., Columbia Growth Asset Allocation-NY 529, Attn: Jim Marin 3rd Fl., 245 Summer St, Boston, MA 02210-1133 (“CMA-MA”)	Z	5.93%	—

Columbia Large Cap Enhanced Core Fund	ML-FL	A	52.72%	—
	RVS-MN	I	100.00%	—
	Christi Laird FBO, Countywide Mechanical Systems 401K Profit Sharing Plan and Trust Inc., 9330 Stevens Rd Ste A, Santee, CA 92071-5639	R	41.41%	—
	NFS LLC Cust Huntington National Bank FBO EB Accounts, 7 Easton Oval, Columbus, OH 43219-6010 (“Huntington National”)	R	35.38%	—
	MG Trust Co Cust FBO Applied Reliability Engineering, 700 17th St. Ste 300, Denver, CO 80202-3531 (“MG-CO”)	R	21.47%	—
	BOA-TX	Y	99.96%	—
	BOA-TX	Z	90.30%	81.32%
	ML-FL	Z	5.97%	—
Columbia Large Cap Index Fund	CS-CA	A	12.83%	—
	Orchard Trust Company LLC TTEE FBO Employee Benefits Clients 401 (K) Plan, 8515 E Orchard Rd, Greenwood Village, CO 80111-5002 (“Orchard Trust Co. LLC”)	A	6.13%	—
	Reliance Trust Co FBO Retirement Plans Serviced By Metlife, 8515 E Orchard Rd, Greenwood Village, CO 80111-5002	A	5.67%	—
	ML-FL	B	45.41%	—
	Bank of America NA TTE Bank of America 401K Plan, Attn: Norma Aja, P.O. Box 1939, Houston, TX 77251-1939 (“BOA-401K-TX”)	Z	24.35%	—
	Bank of America Transferred Savings Cust FBO Bank of America N.A., P.O. Box 1939, Houston, TX 77251-1939	Z	5.07%	—
	Bank of America TTEE 401 (K) For Legacy Fleet Trust, P.O. Box 1939, Houston, TX 77251-1939 (“BOA-TTE-TX”)	Z	12.70%	—
	BOA-TX	Z	15.28%	—

Columbia Large Cap Value Fund	ML-FL	A	16.42%	—
	ML-FL	B	20.41%	—
	ML-FL	C	20.64%	—
	SSB and Trust CO as Agent for Asset Allocation Fund, Attn: Jim Botsolis, Two Ave De LaFayette, Boston, MA 02111-1724 (“SSB-MA”)	I	26.24%	—
	SSB and Trust Co as Agent for Asset Allocation Fund VS, Attn: Jim Bostolis, Two Ave De LaFayette, Boston, MA 02111-1724 (“SSB-VS-MA”)	I	14.30%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	SSB and Trust CO as Agent for Columbia Liberty Fund, Attn: Jim Botsolis, Two Ave De LaFayette, Boston, MA 02111-1724 (“SSB-COL-MA”)	I	59.46%	—
	Community Bank NA as Cust FBO SIMED 1165(E) Retirement Plan, 6 Rhoads Dr. Ste 7, Utica, NY 13502-6317	R	18.56%	—
	Michael Mire FBO, Gulfstream Services Inc. 401K PSP & Trust, 103 Dickinson Rd, Houma, LA 703637306	R	77.96%	—
	RVS-MN	W	100.00%	—
	BOA-TX	Y	99.89%	—
	BOA-401K-TX	Z	15.50%
	BOA-TTE-TX	Z	11.22%
	BOA-TX	Z	31.98%

Columbia Marsico 21st Century Fund	ML-FL	A	8.38%	—
	Prudential Investment Management SVC FBO Mutual Fund Clients, Attn: Pruchoice Unit, 194 Wood Ave S, Iselin, NJ 08830-2710 (“Prudential-NJ”)	A	5.31%	—
	CT-NY	B	9.48%	—
	ML-FL	B	25.61%	—
	CT-NY	C	12.29%	—
	ML-FL	C	26.94%	—
	MS-NJ	C	5.10%	—
	ML-FL	R	8.83%	—
	BOA-TX	Z	10.20%	—
	CS-CA	Z	7.28%	—
	EJ-MO	Z	21.92%	—
	Fidelity Investments Inst L OPS CO FIIOC As Agent For Certain Employee Benefit Plans, 100 Magellan Way, Covington, KY 41015-1999 (“FD-KY”)	Z	7.43%	—
	LPL Financial FBO Customer Accounts, Attn: Mutual Fund Operations, P.O. Box 509046, San Diego, CA 92150-9046 (“LPL-CA”)	Z	8.06%	—
	ML-FL	Z	11.64%	—

Columbia Marsico Focused Equities Fund	ML-FL	A	15.92%	—
	Prudential-NJ	A	6.20%	—
	ML-FL	B	60.45%	—
	CT-NY	C	7.76%	—
	ML-FL	C	54.60%	—
	BOA-TX	Z	12.33%	—
	BOAA-TTE-TX	Z	20.44%	—
	CS-CA	Z	8.68%	—
	ML-FL	Z	9.73%	—

Columbia Marsico Global Fund	CM-MN	A	45.23%	—
	ML-FL	A	21.69%	—
	CM-MN	C	63.43%	—
	ML-FL	C	9.74%	—
	CM-MN	R	99.50%	—
	CM-MN	Z	82.09%	—
	ML-FL	Z	5.06%	—
	State Street Bank & Trust IRA Charles J. Howell, 600 University St Ste 1725, Seattle, WA 98101-4120	Z	11.25%	—
	CT-NY	A	6.17%	—

Columbia Marsico Growth Fund	ML-FL	A	14.77%	—
	MS-NJ	A	9.56%	—
	CT-NY	B	6.77%	—
	ML-FL	B	52.97%	—
	CT-NY	C	7.76%

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	ML-FL	C	54.58%	—
	MS-NJ	C	5.24%	—
	RVS-MN	I	100.00%	—
	Hartford Life Ins. Co. Separate Account, Attn: UIT Operations, P.O. Box 2999, Hartford, CT 06104-2999 (“HTD-CT”)	R	45.19%	—
	ML-FL	R	7.34%	—
	RVS-MN	W	100.00%	—
	BOA-TX	Z	23.34%	—
	CS-CA	Z	7.55%	—
	EJ-MO	Z	19.40%	—
	LPL-CA	Z	9.84%	—
	ML-FL	Z	7.90%	—

Columbia Marsico International Opportunities Fund	ML-FL	A	15.36%	—
	CT-NY	B	9.27%	—
	ML-FL	B	38.53%	—
	CT-NY	C	13.26%	—
	ML-FL	C	22.50%	—
	MS-NJ	C	5.94%	—
	RVS-MN	I	100.00%	—
	Frontier Trust Company FBO Dearborn Mid West Conveyor Co 401K, P.O. Box 1758, Fargo, ND 58106-0758	R	13.89%	—
	GPC Securities Inc Agent for Reliance Trust Company FBO Whiteman Lumber Company 401K Plan, P.O. Box 7937, Atlanta, GA 30357-7377	R	5.06%	—
	HTD-CT	R	5.18%	—
	MG Trust Co Cust FBO O Daniel Automotive Group 401k SA, 700 17th St. Ste 300, Denver, CO 80202-3531 (“MG-CO-OD”)	R	8.36%	—
	NTC & Co Cust. Bode Call & Stroupe, P.O. Box 173859, Denver, CO 80217-3859	R	10.01%	—
	Orchard Trust Co. LLC	R	13.59%	—
	BOA-TX	Z	60.87%	50.14%
	Texas Children’s Hospital Foundation, 1919 S. Braeswood MB4282, Houston, TX 77030-4412	Z	7.19%	—
	Vanguard Fiduciary Trust Company Nations Funds, Attn: Outside Funds, P.O. Box 2600, Valley Forege, PA, 19482-2600	Z	9.65%	—

Columbia Mid Cap Index Fund	New York Life Trust Company, 690 Canton St. Ste 100, Westwood, MA 02090-2344 (“NY Life Trust-MA”)	A	20.59%	—
	Orchard Trust Co. LLC	A	5.50%	—
	PIMS/Prudential Retirement As Nominee For The TTEE/Cust PL 002 Magellan Health Services, 6950 Columbia Gateway Dr., Columbia, MD 21046-2706	A	5.45%	—
	RVS-MN	I	100.00%	—
	BOA-TTE-TX	Z	13.40%	—
	BOA-TTE-TX	Z	22.05%	—
	BOA-TX	Z	33.43%	29.70%

Columbia Mid Cap Value Fund	ING Life Insurance & Annuity Co. ING Fund Operation, 1 Orange Way, Windsor, CT 06095-4773	A	5.55%	—
	ML-FL	A	6.66%	—
	CT-NY	B	5.66%	—
	ML-FL	B	13.33%	—
	CT-NY	C	9.29%	—
	ML-FL	C	22.21%	—
	SSB-MA	I	64.75%	—
	SSB-VS-MA	I	35.23%	—
	Great West Life & Annuity c/o Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	R	61.74%	—
	HTD-CT	R	6.14%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	RVS-MN	W	100.00%	—
	CM-MN	Y	49.61%	—
	FIM Funding Inc, C/O BofA Global Capital Management, 100 Federal St., Boston, MA 02110-1802	Y	50.39%	—
	BOA-TX	Z	18.56%	—
	CS-CA	Z	8.68%	—
	EJ-MO	Z	16.49%	—
	ML-FL	Z	8.97%	—

Columbia Multi-Advisor International Equity Fund	ML-FL	A	39.33%	—
	ML-FL	B	58.17%	—
	CT-NY	C	6.25%	—
	ML-FL	C	41.80%	—
	Summerville Pediatrics PA Profit Sharing Plan, 312 Midland Parkway, Summerville, SC 29485-8102	C	7.99%	—
	SSB-MA	I	28.18%	—
	SSB-COL-MA	I	56.47%	—
	SSB-VS-MA	I	15.34%	—
	GPC Securities Inc Agent for Reliance Trust Company FBO, Virginia Lab Supply 401K PSP, P.O. Box 79377, Atlanta, GA 30357-7377	R	54.50%	—
	ML-FL	R	28.09%	—
	MG-CO	R	10.69%	—
	RVS-MN	W	100.00%	—
	BOA-TX	Z	54.96%	51.24%
	BOA-TTE-TX	Z	15.69%	—
	CMA-MA	Z	7.23%	—

Columbia Overseas Value Fund	CM-MN	Z	100.00%	100.00%

Columbia Small Cap Index Fund	CS-CA	A	8.03%	—
	Fifth Third Bank TTEE FBO Various Fascore LLC Recordkept, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	A	5.44%	—
	NY-MA	A	5.32%	—
	NFS LLC FEBO State Street Bank Trust Co. TTEE Various Retirement Plans, 4 Manhattanville, Purchase, NY 10577-2139 (“NFS-NY”)	A	7.14%	—
	Orchard Trust Co. LLC	A	6.65%	—
	BOA-TX	Z	32.50%	29.48%
	BOA-TTE-TX	Z	10.29%	—
	BOA-401K-TX	Z	21.01%	—

Columbia Small Cap Value Fund II	ML-FL	A	7.89%	—
	Supplemental Income Trust Fund, P.O. Box 8338, Boston, MA 02266-8338	A	6.12%	—
	ML-FL	B	18.18%	—
	ML-FL	C	23.39%	—
	RVS-MN	I	100.00%	—
	HTD-CT	R	28.99%	—
	ML-FL	R	5.51%	—
	BOA-TX	Z	13.29%	—
	CS-CA	Z	5.36%	—
	EJ-MO	Z	8.40%	—
	FD-KY	Z	7.98%	—
	ML-FL	Z	14.66%	—
	NFS-NY	Z	14.11%	—

Principal Holder Ownership of the Funds with Fiscal Years Ending March 31:

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
Columbia California Intermediate Municipal Bond Fund	ML-FL	A	76.64%	—
	UBS Financial Services Inc. FBO, Attn: Thelma Stewart Management Company, LLC, 3031 W. March Lane Ste 123, Stockton, CA 95219-6567	A	6.00%	—
	ML-FL	B	95.71%	—
	First Clearing LLC Exemption TR Created Under 2004 Sichi Fam Trst. Tr., 2555 Todd Court, Todd, CT 95521-5147	C	8.72%	—
	ML-FL	C	67.46%	—
	BOA-TX	Z	89.13%	77.79%

Columbia LifeGoal® Balanced Growth Portfolio	ML-FL	A	67.10%	32.00%
	ML-FL	B	81.35%	—
	ML-FL	C	59.57%	—
	Counsel Trust DBA MATC FBO V RAO Emandi MD 401K PSP & Trust, Waterfront Place Ste 525, Pittsburgh, PA 15222-4228	R	14.26%	—
	Frontier Trust Company FBO, Brown & Jones Reporting 401K Plan, P.O. Box 10758, Fargo, ND 58106-0758 (“FR-ND-BR”)	R	17.63%	—
	Joseph D. Polk FBO Vantage Systems Inc 401K PSP & Trust, 4600 Forbes Blvd. Ste 250, Lanham, MA 20706-4359	R	5.82%	—
	MG Trust Co Cust FBO, Albert Frei & Sons Inc 401K, 700 17th St. Ste 300, Denver, CO 80202-3531 (“MG-CO-FR”)	R	5.83%	—
	MG-CO-OD	R	33.48%	—
	BOA-TX	Z	41.87%	—
	ML-FL	Z	39.64%	—

Columbia LifeGoal® Growth Portfolio	ML-FL	A	65.15%	30.74%
	ML-FL	B	76.34%	—
	ML-FL	C	52.39%	—
	FR-ND-BR	R	16.79%	—
	Frontier Trust Company FBO, Riverfront Steel 401K Plan 01307, P.O. Box 10758, Fargo, ND 58106-0758	R	15.22%	—
	Jeff Popkin FBO, KEG 1 O Neal 401K Plan, 805 S Wheatley St Ste 600, Ridgeland, MS 39157-5005	R	5.06%	—
	MG-CO-FR	R	6.42%	—
	MG Trust Co Cust FBO, Clinica Campesina Family Health SER, 700 17th St. Ste 300, Denver, CO 80202-3531 (“MG-CO-CL”)	R	11.64%	—
	MG-CO-OD	R	25.77%	—
	BOA-TX	Z	50.87%	—
	ML-FL	Z	29.36%	—
	NFS-NY	Z	10.25%	—

Columbia LifeGoal® Income and Growth Portfolio	ML-FL	A	57.69%	25.54%
	ML-FL	B	78.74%	—
	ML-FL	C	55.65%	—
	Eric T Mazzacone FBO, Ares Systems Group LLC 401K PSP & Trust, 4501 Ford Ave Ste 1320, Alexandria, VA 22302-1463	R	5.38%	—
	Frontier Trust Co FBO, Grossmont Family Medical Group 401, P.O. Box 10758, Fargo, ND 58106-0758	R	7.11%	—
	Frontier Trust Co FBO, TRI-Eagle Sales 401k Profit Sharing, P.O. Box 10758, Fargo, ND 58106-0758	R	13.11%	—
	MG Trust Co Cust FBO, Chernin Entertainment LLC Employee, 700 17th St. Ste 300, Denver, CO 80202-3531	R	6.43%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	MG Trust Co Cust FBO, Miramar Labs 401K Profit-Sharing, 700 17th St. Ste 300, Denver, CO 80202-3531	R	11.79%	—
	MG-CO-OD	R	40.81%	—
	BOA-TX	Z	26.91%	—
	ML-FL	Z	31.73%	—
	NFS-NY	Z	8.46%	—

Columbia LifeGoal® Income Portfolio	MG-CO-CL	A	5.07%	—
	ML-FL	A	48.77%	—
	ML-FL	B	67.55%	—
	ML-FL	C	45.35%	—
	BOA-TX	Z	9.18%	—
	ML-FL	Z	55.26%	—

Columbia Masters International Equity Portfolio	ML-FL	A	15.76%	—
	ML-FL	B	49.38%	—
	ML-FL	C	28.78%	—
	MS-NJ	C	6.81%	—
	Brett Peaks FBO Lenox Village Dentistry 401K PSP, 6905 Lenox Village Dr., Nashville, TN 37211-7172	R	12.87%	—
	Counsel Trust DBA MATC FBO PROST DATA Inc. 401K PSP & Trust, 1251 Waterfront Pl. Ste 525, Pittsburgh, PA 15222-4228	R	24.43%	—
	Elizabeth Alizadeh FBO, Alternative Vehicle Service GR 401K Profit Sharing Plan & Trust, C6 Shipway Pl., Boston, MA 02129-4301	R	6.22%	—
	ML-FL	R	55.94%	—
	BOA-TX	Z	91.05%	45.19%

Columbia North Carolina Intermediate Municipal Bond Fund	First Clearing, LLC, Attn: Frank M. Drendel, P.O. Box 9212, Hickory, NC 28603-9212	A	6.53%	—
	ML-FL	A	24.26%	—
	Charles Schwab & Co. Inc. FBO, Attn: Mutual Fund Operations, 101 Montgomery St., San Francisco, CA 94104-4151	B	7.34%	—
	ML-FL	B	68.78%	—
	RBC Capital Markets Corp FBO, Edward Sanders, Douglas J. Sanders JT Ten/WROS, 2218 Richardson Dr., Charlotte, NC 28211-3265	B	12.64%	—
	ML-FL	C	39.30%	—
	BOA-TX	Z	90.04%	73.88%

Columbia Short Term Bond Fund	ML-FL	A	25.25%	—
	ML-FL	B	39.69%	—
	CT-NY	C	6.79%	—
	ML-FL	C	47.08%	—
	RVS-MN	I	100%	—
	CM-MN	R	100%	—
	RVS-MN	W	100%	—
	BOA-TX	Y	86.38%	—
	Clise Properties, 1700 7th Ave. Ste 1800, Seattle, WA 98101-1312	Y	13.55%	—
	BOA-TX	Z	70.36%	—

Columbia Short Term Municipal Bond Fund	CT-NY	A	6.20%	—
	ML-FL	A	33.87%	—
	MS-NJ	A	13.02%	—
	ML-FL	B	78.58%	—

Fund	Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
	Sidney Morris, 3605 Bermuda Run Dr., Valdosta, GA 31605-1082	B	10.91%	—
	CT-NY	C	5.17%	—
	ML-FL	C	53.58%	—
	BOA-TX	Z	85.82%	70.59%

Columbia South Carolina Intermediate Municipal Bond Fund	EJ-MO	A	6.67%	—
	ML-FL	A	48.93%	—
	EJ-MO	B	6.54%	—
	First Clearing, LLC Sue B. James Est. TX Shel Trust, 1129 Waterfront Dr., Mt. Pleasant, SC 29464-7428	B	6.97%	—
	ML-FL	B	50.81%	—
	MS-NJ	B	8.60%	—
	Pershing, LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	B	6.32%	—
	ML-FL	C	40.14%	—
	Raymond James & Associates, Inc. FBO Annie Lee Fayssoux TTEE, U/W Allen E. Fayssoux, 203 Pacolet Hwy, Gaffney, SC 29340-2816	C	7.36%	—
	BOA-TX	Z	89.70%	75.26%

Columbia Virginia Intermediate Municipal Bond Fund	First Clearing LLC, C Henry Jones TTEE, C Henry Jones REVOCLIVTRUST, 7320 Colony Point Rd., Norfolk, VA 23502-3300	A	5.10%	—
	ML-FL	A	63.78%	—
	First Clearing LLC, James S Hutton & Donna B Hutton JTTEN, 14547 Indian Run Rd., Glade Spring, VA 24340-4351	B	5.95%	—
	First Clearing LLC, Peter Brunk & Donna Brunk JT WROS, 3501 Cardinal Ln., Portsmouth, VA 23703-3631	B	8.50%	—
	LPL Financial, 9785 Towne Center Dr., San Diego, CA 92121-1968	B	5.93%	—
	ML-FL	B	61.52%	—
	ML-FL	C	29.76%	—
	BOA-TX	Z	92.87%	77.07%

Corporate Bond Portfolio	BOA-TX	A	100%	100%

Mortgage- and Asset- Backed Portfolio	BOA-TX	A	86.35%	86.35%
	State Street Bank & Trust Co. AAF LifeGoal Income & Growth, Attn: Jim Botsolis, Two Avenue de Lafayette, Boston, MA 02111-1724	A	10.43%	—

APPENDIX J

Affiliated Brokerage Commissions

The Funds paid no brokerage commissions to affiliated broker/dealers during their most recent fiscal year, except as shown in the following chart:

Fund	Name of Affiliated Broker and Nature of Affiliation	Dollar Amount of Commissions Paid to Affiliated Broker During Last Fiscal Year	Percentage of Total Commissions Paid to Affiliated Broker
For Funds with fiscal years ending February 28
Columbia International Value Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.*	$12,546	1.3%

Columbia Marisco 21st Century Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.*	$413,221	2.86%

Columbia Marisco Focused Equities Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.*	$70,447	1.06%

Columbia Marisco Global Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.*	$839	4.25%

Columbia Marisco Growth Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.*	$148,003	1.65%

Columbia Marisco International Opportunities Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.*	$184,099	4.38%

Columbia Multi-Advisor International Equity Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.*	$33,848	15%

*	Merrill Lynch, Pierce, Fenner & Smith, Inc. is an affiliated person of the Funds’ Prior Adviser.

J-1

NM-BOOK1

COLUMBIA FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2011

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of a Joint Special Meeting of Shareholders and Combined Proxy Statement/Prospectus for the Joint Special Meeting of Shareholders (the “Meeting”) to be held at 1:00 p.m., Eastern time, on February 15, 2011, at One Financial Center, 5th Floor Conference Room A, Boston, Massachusetts 02111, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen and Ryan C. Larrenaga (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Combined Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature
Additional Signature (if held jointly)
Date	2011
CFS_22080_NMB1_122010

FUND	FUND	FUND
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Fundname Drop-In 25	Fundname Drop-In 26	Fundname Drop-In 27
Fundname Drop-In 28	Fundname Drop-In 29	Fundname Drop-In 30

VOTING OPTIONS

Read your Combined Proxy Statement/Prospectus and have it at hand when voting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

THE BOARD(S) RECOMMENDS A VOTE FOR EACH OF THE PROPOSAL(S) LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

☐ To vote FOR all Proposals for your Fund or Funds, mark this box. No other vote is necessary.

1.	To elect directors/trustees to the Board. To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. Kathleen Blatz	02. Edward J. Boudreau, Jr.	03. Pamela G. Carlton	04. William P. Carmichael
05. Patricia M. Flynn	06.William A. Hawkins	07.R. Glenn Hilliard	08.Stephen R. Lewis, Jr.
09. John F. Maher	10.John J. Nagorniak	11.Catherine James Paglia	12.Leroy C. Richie
13. Anthony M. Santomero	14.Minor M. Shaw	15.Alison Taunton-Rigby	16.William F. Truscott

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐
Fundname Drop-In 9	☐	☐	☐	Fundname Drop-In 10	☐	☐	☐
Fundname Drop-In 11	☐	☐	☐	Fundname Drop-In 12	☐	☐	☐
Fundname Drop-In 13	☐	☐	☐	Fundname Drop-In 14	☐	☐	☐
Fundname Drop-In 15	☐	☐	☐	Fundname Drop-In 16	☐	☐	☐
Fundname Drop-In 17	☐	☐	☐	Fundname Drop-In 18	☐	☐	☐
Fundname Drop-In 19	☐	☐	☐	Fundname Drop-In 20	☐	☐	☐
Fundname Drop-In 21	☐	☐	☐	Fundname Drop-In 22	☐	☐	☐
Fundname Drop-In 23	☐	☐	☐	Fundname Drop-In 24	☐	☐	☐
Fundname Drop-In 25	☐	☐	☐	Fundname Drop-In 26	☐	☐	☐
Fundname Drop-In 27	☐	☐	☐	Fundname Drop-In 28	☐	☐	☐
Fundname Drop-In 29	☐	☐	☐	Fundname Drop-In 30	☐	☐	☐

2. To approve the proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐
Fundname Drop-In 9	☐	☐	☐	Fundname Drop-In 10	☐	☐	☐
Fundname Drop-In 11	☐	☐	☐	Fundname Drop-In 12	☐	☐	☐
Fundname Drop-In 13	☐	☐	☐	Fundname Drop-In 14	☐	☐	☐
Fundname Drop-In 15	☐	☐	☐	Fundname Drop-In 16	☐	☐	☐
Fundname Drop-In 17	☐	☐	☐	Fundname Drop-In 18	☐	☐	☐
Fundname Drop-In 19	☐	☐	☐	Fundname Drop-In 20	☐	☐	☐
Fundname Drop-In 21	☐	☐	☐	Fundname Drop-In 22	☐	☐	☐
Fundname Drop-In 23	☐	☐	☐	Fundname Drop-In 24	☐	☐	☐
Fundname Drop-In 25	☐	☐	☐	Fundname Drop-In 26	☐	☐	☐
Fundname Drop-In 27	☐	☐	☐	Fundname Drop-In 28	☐	☐	☐
Fundname Drop-In 29	☐	☐	☐	Fundname Drop-In 30	☐	☐	☐

3. To approve the proposed Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Threadneedle International Limited.

	FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Meeting

to be held on February 15, 2011.

The Combined Proxy Statement/Prospectus for the Meeting and the

Notice of a Joint Special Meeting of Shareholders are available at:

https://www.proxy-direct.com/col22080

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

CFS_22080_NMB1_122010